UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-6036

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Annual Report

December 31, 2010 | matthewsasia.com

Performance and Expenses

Through December 31, 2010

Institutional Class Shares were first offered on October 29, 2010. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

		Average Annual Total Return				2010 Gross Annual	2009 Gross Annual
	Inception Date	1 year	5 years	10 years	Since Inception	Operating Expenses[1]	Operating Expenses
Matthews Asian Growth and Income Fund
Investor Class (MACSX)	9/12/94	19.18%	11.42%	15.35%	11.65%	1.13%	1.18%
Institutional Class (MICSX)	10/29/10	19.23%	11.43%	15.35%	11.65%	0.93%	n.a.
Matthews Asia Dividend Fund
Investor Class (MAPIX)	10/31/06	22.83%	n.a.	n.a.	13.73%	1.14%	1.28%
After Fee Waiver, Reimbursement and Recoupment						1.15%[2]	1.30%[2]
Institutional Class (MIPIX)	10/29/10	22.88%	n.a.	n.a.	13.74%	1.02%	n.a.
Matthews China Dividend Fund
Investor Class (MCDFX)	11/30/09	22.53%	n.a.	n.a.	22.60%	1.95%	10.05%
After Fee Waiver, Reimbursement and Recoupment						1.50%[3]	1.50%[3]
Institutional Class (MICDX)	10/29/10	22.58%	n.a.	n.a.	22.64%	1.24%	n.a.
Matthews Asia Pacific Fund
Investor Class (MPACX)	10/31/03	26.85%	8.59%	n.a.	12.09%	1.19%	1.28%
Institutional Class (MIAPX)	10/29/10	26.92%	8.60%	n.a.	12.09%	0.99%	n.a.
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	9/12/94	22.30%	14.47%	16.98%	9.90%	1.09%	1.13%
Institutional Class (MIPTX)	10/29/10	22.35%	14.48%	16.99%	9.90%	0.95%	n.a.
Matthews China Fund
Investor Class (MCHFX)	2/19/98	15.77%	24.20%	19.73%	13.70%	1.15%	1.21%
Institutional Class (MICFX)	10/29/10	15.82%	24.21%	19.74%	13.71%	0.97%	n.a.
Matthews India Fund
Investor Class (MINDX)	10/31/05	32.53%	17.15%	n.a.	19.38%	1.18%	1.27%
Institutional Class (MIDNX)	10/29/10	32.52%	17.15%	n.a.	19.38%	0.99%	n.a.
Matthews Japan Fund
Investor Class (MJFOX)	12/31/98	19.58%	-4.72%	0.75%	4.39%	1.30%	1.31%
Institutional Class (MIJFX)	10/29/10	19.58%	-4.72%	0.75%	4.39%	1.08%	n.a.
Matthews Korea Fund
Investor Class (MAKOX)	1/3/95	21.86%	4.77%	19.83%	5.80%	1.21%	1.30%
Institutional Class (MIKOX)	10/29/10	21.86%	4.77%	19.83%	5.80%	0.91%	n.a.
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	9/15/08	35.54%	n.a.	n.a.	40.27%	1.59%	2.09%
After Fee Waiver, Reimbursement and Recoupment						1.63%[4]	2.00%[4]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	12/27/99	23.58%	8.70%	9.16%	0.42%	1.26%	1.40%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

3  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least November 30, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

4  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	4

Matthews Asia Dividend Fund	10

Matthews China Dividend Fund	15

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund	20

Matthews Pacific Tiger Fund	25

Matthews China Fund	30

Matthews India Fund	35

Matthews Japan Fund	40

Matthews Korea Fund	45

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund	50

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	55

Disclosures and Index Definitions	59

Disclosure of Fund Expenses	60

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	72

Notes to Financial Statements	83

Report of Independent Registered Public Accounting Firm	97

Tax Information	98

Approval of Investment Advisory Agreement	99

Trustees and Officers of the Funds	103

Cover Photo: Baha'i Lotus Temple, New Delhi, India

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

BNY Mellon Distributors Inc. | 760 Moore Road | King of Prussia, PA 19406

"We set out to invest 'through the cycle.' That means we are looking for profit opportunities that depend on solid financials and sustainable business advantages, rather than being driven by the short-term ebbs and flows of the stream of spending in an economy."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

2010 was the year that the global economy steadied itself, but was not revitalized. Growth rates were positive in most large economies. However, growth for the most part was not sufficient enough to lift employment rates. This situation has been described as the "new normal." And yet, it is surely abnormal to have nearly 10% unemployment in the U.S. and Europe as a whole, as well as 20% of people out of work in large economies such as Spain. As one might expect in such an environment, overall prices were subdued, rising 1.6% in both the U.S. and Europe, despite policymakers' attempts to "jump start" their economies through aggressive fiscal expansion, monetary stimulus, or both. Those attempts have, to general consensus, produced lackluster results—although the argument rages as to whether that was because the efforts were too little or whether they were of the kind that would fail even more disastrously if they were tried on a larger scale. The experience in Asia, of course, has been very different. Asian economies were revitalized in 2010, and reached new heights of production and income. Accordingly, policymakers in Asia are stepping on the brakes to try to rein in prices and credit growth for fear that they might be in danger of igniting the same kind of bubbles that have brought the West's economies to a crawl.

How investors will react depends very much on what they want from the markets. If they seek fast profits, then the current environment may seem an exciting one. What is the possibility of an Asian equity bubble? Will the demand for raw materials in Asia push commodity prices to new highs in the very near future? Will the great wall of liquidity—created by the West's policy response to stagnant growth—push asset prices to historic highs? Will it also be further accommodated by Asian government efforts to hold down currencies that should appreciate by increasing the quantity of currency in circulation? However, if an investor's commitment to the markets is longer-term in nature, as ours is at Matthews, then these issues become distinctly less enticing—for what we are witnessing is a distortion in pricing. The degrees of relative price changes are not being determined by the underlying changes to domestic demand, and can be misleading. Put another way, if the price changes that are directing true profit opportunities are being overwhelmed by speculative trading, then the investment waters are being muddied.

This makes it a peculiar and difficult time for Matthews' style of investing. We set out to invest "through the cycle." That means we are looking for profit opportunities that depend on solid financials and sustainable business advantages, rather than being driven by the short-term ebbs and flows of the stream of spending in an economy. We try to train ourselves to set our sights over the kind of time horizon that would take into account a complete business cycle. We, therefore, anticipate seeing temporary fluctuations in industries and in our own performance within that timeframe. Trying to remain true to our essential philosophy and beliefs in investing has therefore been a key test for our investment team over the past year—and one in which, I believe, our portfolio managers performed admirably. Looking ahead in what we expect may be a volatile environment, it will be even more important to stay true to our principles, and to properly manage portfolios for market risks, than to accurately predict each sway and twist of the markets.

2 MATTHEWS ASIA FUNDS

An Eye for New Trends

We have to guard against many errors, but in this context, one is more apparent than any other—that is mistaking the beginning of a new trend for just another cyclical quirk. Industries have in the past morphed from cyclical to secular growth. Being mindful of these opportunities is paramount. One example of the past is the information technology industry. Certainly overhyped in the late 1990s and very dependent on corporate capital expenditure cycles, the IT industry has become more exposed over time to consumer demand and growth. As technologies and research and development have coalesced around a core set of platforms, the industry has moderated its cycles and become more transparent. We believe there are similar opportunities across the Asian markets. In the financials sector, industries such as wealth management have in the past been very cyclical, as they have lacked a deep client base or a diverse enough pool of assets in which to invest. As financial markets deepen and savings behavior changes, these businesses could change as well. The same could be said across many other emergent industries in the services and consumer sectors, such as marketing and advertising. Properly assessing these opportunities is a task for our analysts and portfolio managers.

Foremost in our minds is the energy and materials sector. Talk of commodity supercycles is always quick to surface whenever higher liquidity or a lower U.S. dollar drives prices in these sectors—and yet the key catalyst has remained monetary, despite the underlying demand in Asia's economies. Nevertheless, at some point there will be a structural shift in the way that Asia manages its energy needs, driven partly by costs in traditional raw commodities and partly—perhaps more sustainably—by an ongoing desire to change the quality of life.

Our investment process remains informed ultimately by our confidence in the underlying business investment. But when we do try to pierce the murky future and identify broad themes and attractive industries, we do so with the knowledge that these are driven by forces and demands that are more widespread and enduring than the actions of politicians and central bankers. In so doing, we hope that we are continuing to place emphasis on stock selection, whilst neither ignoring the macroeconomic environment, nor placing too much faith in short-term forecasts of overly broad indicators such as GDP and interest rates.

Finally, Matthews continuously monitors capacity and asset flows on each of its investment strategies. If we believe the pace of inflows and/or a Fund's asset levels could impede the Firm's ability to achieve its investment objectives, Matthews considers strategy closures. Recently, two Funds were closed to most new investors—the Matthews Asia Small Companies and Matthews Asian Growth and Income Funds closed on November 12, 2010 and January 7, 2011, respectively. The Funds' closures apply to both Investor and Institutional Class shares. We believe that limiting access to these Funds is a prudent step toward maintaining the integrity of our investment process.

As always, it is an honor to serve as your investment advisor.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Andrew Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.04	$18.04
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.93%

Portfolio Statistics

Total # of Positions	85
Net Assets	$4.1 billion
Weighted Average Market Cap	$22.3 billion
Portfolio Turnover	19.84%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Asian Growth and Income Fund returned 19.18% (Investor Class) and 19.23% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, rose 19.93%. By way of broader comparison, the U.S. S&P 500 Index rose 15.08% during the year, and the international MSCI EAFE Index climbed 8.21%. During the fourth quarter, the Fund gained 4.70% (Investor Class) and 4.75% (Institutional Class), versus a 6.72% increase in the benchmark. The Fund began 2010 with a share price of $15.77, and shareholders who were invested throughout the year would have received income distributions totaling approximately 47 cents (Investor Class), or 3.0%, of the share price at the start of the year.

During the latter half of 2010, stock markets around the world performed exceedingly well, casting a rosy tint over perceptions of the year as a whole. However, the year was punctuated by sharp volatility, prompted by concerns over the solvency of several European nations, and by the tepid recovery of the U.S. economy. Though now only an afterthought, six months ago markets were mired in losses. Against this backdrop of falling stocks, the Fund held up better than market averages, and exhibited reduced volatility. As markets rose, the Fund outpaced its benchmark for most of the year, though sustained gains in markets meant the Fund's performance was eclipsed by the index in the final week of 2010. Since its inception, the Fund has sought to participate in the region's long-term growth potential, balanced by a desire to mitigate excess volatility and to offer a degree of downside protection. Amid a rocky year that proved profitable only near its end, the Fund's stability and steady gains meant that it performed as it intended.

The Fund's gains during the year had less-obvious origins: namely, its exposure to industrials, and its holdings in Japan. The Fund has historically sought to minimize exposure to cyclical elements; this has meant that industrials have not always played a large role in the portfolio. However, in recent years, we have determined that a number of industrials—particularly larger issuers in technology, industrial services and specialized manufacturing—have exhibited characteristics associated with maturation. As growth in these areas has moderated, their need for investment and capital expenditure has been tempered, as has the cyclicality associated with their businesses.

Happily, this has meant these issuers have enjoyed higher levels of residual cash profits that can be used to fortify their balance sheets, or to expand dividend payments. With improved prospects for dividend payment, and often-underappreciated growth, such industrials include some of the Fund's largest holdings: Singapore Technologies Engineering, Taiwan Semiconductor Manufacturing and Keppel. All three of these positions paid ample dividends during the year, exhibited relatively steady stock performance during market declines, and most importantly, saw their growth prospects surpass market expectations, leading to large gains for the Fund.

Perhaps even less expected is the contribution of the Fund's Japanese holdings to performance. Though bolstered by substantial strength in the yen during the year, the Japanese holdings nevertheless generated gains that, on average, handily surpassed the Fund's overall return. During the past several years, the Fund has increased its allocation to Japanese equities and real estate investment trusts (REITs), but not because of an overall belief that the Japanese market might rally. Instead, we have discovered select companies that offer stable business models, and which present balance sheets replete with substantial levels of liquid cash, typically accompanied by little or no

(continued)

Closed to most new investors as of January 7, 2011.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.49%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MACSX)	9/12/94	4.70%	19.18%	4.62%	11.42%	15.35%	11.65%
Institutional Class (MICSX)	10/29/10	4.75%	19.23%	4.63%	11.43%	15.35%	11.65%
MSCI AC Asia ex Japan Index[3]		6.72%	19.93%	-0.38%	13.19%	13.31%	4.56%[4]
Lipper Pacific Region Funds Category Average[5]		9.11%	16.87%	-3.10%	4.94%	8.17%	4.32%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

2010 INCOME DISTRIBUTION HISTORY

	June	December	Total
Investor Class (MACSX)	$0.19	$0.28	$0.47
Institutional Class (MICSX)	—	$0.29	$0.29

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

0.93% (Investor Class) 1.18% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.75%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Singapore	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.1%
Telstra Corp., Ltd.	Australia	2.8%
Keppel Corp., Ltd.	Singapore	2.7%
CLP Holdings, Ltd.	China/Hong Kong	2.6%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	2.3%
Trend Micro, Inc.	Japan	2.3%
HSBC Holdings PLC	United Kingdom	2.3%
PTT Public Co., Ltd.	Thailand	2.2%
% OF ASSETS IN TOP TEN		26.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 5

COUNTRY ALLOCATION (%)7

China/Hong Kong	26.0
Singapore	15.0
Japan	12.2
South Korea	8.0
India	7.3
Taiwan	6.5
Malaysia	5.7
Thailand	5.1
Australia	3.9
United Kingdom	2.3
Vietnam	2.1
Indonesia	1.1
Philippines	1.0
Cash and Other Assets, Less Liabilities	3.8

SECTOR ALLOCATION (%)

Financials	25.9
Telecommunication Services	15.4
Industrials	14.6
Information Technology	13.5
Consumer Discretionary	6.2
Utilities	5.7
Consumer Staples	4.8
Energy	4.6
Health Care	4.2
Non Classified	0.8
Materials	0.5
Cash and Other Assets, Less Liabilities	3.8

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	60.2
Mid Cap ($1B–$5B)	27.8
Small Cap (under $1B)	7.5
Non Classified	0.7
Cash and Other Assets, Less Liabilities	3.8

BREAKDOWN BY SECURITY TYPE (%)8,9

Common Equities	71.4
Convertible Bonds	20.2
Preferred Equities	2.5
Corporate Bonds	1.1
Government Bonds	0.7
Warrants	0.4
Cash and Other Assets, Less Liabilities	3.8

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

borrowings. Perhaps surprising to some, these same companies are capable of producing admirable growth amid a moribund and deflationary economy. As these companies are located in a market burdened by sustained negative perception, their performance has gone less noticed, and equities have been reasonably priced, with attractive dividends. Though the Fund's allocation is not permanent in any sense, it is likely to maintain a tactical allocation to the Japanese market for some time.

Looking forward, aggregate valuation levels in Asia appear challenging, though not unworkable. Currently forecasted price-to-earnings multiples for stocks are not unreasonable—set at approximately 13 times estimated future earnings. However, this ratio is dependant on corporate profits expanding at a relatively robust pace. This assumption may be at odds with the global economic environment, which may see sluggish growth in developed markets, and more moderate growth in China. Convertible bonds have often proven attractive as an alternative asset class for the Fund; however, such bonds have been subject to aggressive valuations throughout the year, limiting their immediate attraction. Still, issuance in the convertible market has begun to expand dramatically, and with it, the possibility the Fund may find new avenues for investment in that asset class. In the meantime, we are favoring investment in the large-capitalization stocks of business with stable prospects and elevated dividend yields, particularly such as those found in the telecommunications industry.

The year ahead will present several challenges for investors in the Asian region, including burgeoning inflation. Inflationary pressures have escalated to the extent that policy reaction appears unavoidable. Already the region has seen higher interest rates, heightened administrative controls over the commercial banking sector, and restrictions on the free-flow of capital across borders. The unpredictable consequence of these policies will likely create headwinds for stocks, at least in the near-term. Another challenge stems from the threat of military conflict or violence within the region.

The third major challenge stems from the growing misperception over China's long-term growth potential. After several decades of successful and rapid expansion, public consensus has assigned an elevated expectation for China's growth. Forecasts are underpinned by assumptions that the country will sidestep major shocks to its domestic economy. Along the way, forecasters expect that China should grow its economy from US$5.8 trillion today, to well over US$18 trillion a decade later. Yet such forecasts ignore the fact that as China's economy grows, its challenges will also grow exponentially. It is far more straightforward to expand from a small base than it is to compound growth from a much larger one.

To be clear, we remain positive about China's long-term growth prospects. Yet our evidence indicates that the economy is entering a period of structural transition, one in which its growth should moderate, even as the quality and sustainability of that growth may improve. China's economy may not realize the substantial scale that some have predicted unless it promotes growth in its service industries; it must curtail and reverse damage to its natural environment; and it must undertake difficult public and private reforms. This may not happen in a smooth, straight line as has been forecast. Yet we continue to invest in the market on the premise that it will indeed occur, but only over a horizon that will benefit investors who possess patience, persistence and time.

We would also like to note that the Fund closed to most new investors on January 7, 2011 in order to limit the pace of inflows. We believe that limiting access to the Fund at this time is a prudent step toward maintaining the integrity of our investment process. We thank you for your investment in the Fund.

6 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 71.3%

	Shares	Value
CHINA/HONG KONG: 18.4%
CLP Holdings, Ltd.	13,196,700	$107,131,506
Hang Seng Bank, Ltd.	5,417,500	89,074,272
China Pacific Insurance Group Co., Ltd. H Shares	19,906,800	82,723,039
Hang Lung Properties, Ltd.	14,525,920	67,931,401
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	23,340,000	66,211,275
China Mobile, Ltd. ADR	1,199,400	59,514,228
Television Broadcasts, Ltd.	9,622,000	51,992,075
China Communications Services Corp., Ltd. H Shares	84,998,000	50,630,499
Vitasoy International Holdings, Ltd.†	51,771,000	43,160,261
VTech Holdings, Ltd.	3,430,300	40,358,807
Citic Telecom International Holdings, Ltd.	110,763,000	35,340,192
Inspur International, Ltd.†	299,510,000	26,202,501
I-CABLE Communications, Ltd.[a]†	128,079,000	15,983,511
SinoCom Software Group, Ltd.†	83,028,000	9,400,041
Total China/Hong Kong		745,653,608
JAPAN: 12.2%
Hisamitsu Pharmaceutical Co., Inc.	2,513,600	105,881,414
Trend Micro, Inc.	2,832,700	93,539,459
Rohm Co., Ltd.	1,249,100	81,539,968
Japan Real Estate Investment Corp., REIT	7,113	73,767,040
Nintendo Co., Ltd.	214,300	62,898,990
Hamamatsu Photonics, K.K.	1,624,700	59,392,901
Nippon Building Fund, Inc., REIT	1,701	17,452,063
Total Japan		494,471,835
SINGAPORE: 11.7%
Singapore Technologies Engineering, Ltd.	52,627,125	140,246,050
Keppel Corp., Ltd.	12,239,000	107,956,115
Ascendas REIT	40,920,000	66,002,571
Hong Leong Finance, Ltd.	14,950,000	35,297,074
Singapore Post, Ltd.	38,209,000	35,131,975
ARA Asset Management, Ltd.	25,801,000	31,161,842
Cerebos Pacific, Ltd.	7,740,000	29,733,276
Fraser and Neave, Ltd.	5,801,100	28,974,988
Total Singapore		474,503,891
TAIWAN: 6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	29,923,187	72,866,986
Cathay Financial Holding Co., Ltd.	31,056,902	55,069,773
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,055,624	50,857,525
Chunghwa Telecom Co., Ltd. ADR	1,596,907	40,353,840
CyberLink Corp.†	5,990,128	22,599,217
Taiwan Hon Chuan Enterprise Co., Ltd.	9,282,000	21,170,339
Total Taiwan		262,917,680
	Shares	Value
THAILAND: 5.1%
PTT Public Co., Ltd.	8,557,300	$90,838,812
BEC World Public Co., Ltd.	34,557,800	36,397,749
Land & Houses Public Co., Ltd. NVDR	164,864,400	35,275,349
Glow Energy Public Co., Ltd.	21,887,400	34,306,839
Thai Reinsurance Public Co., Ltd. NVDR	44,014,435	9,417,585
Thai Reinsurance Public Co., Ltd.	8,066,665	1,725,991
Home Product Center Public Co., Ltd.	2,241,200	654,257
Total Thailand		208,616,582
SOUTH KOREA[b]: 5.0%
S1 Corp.	973,615	48,027,664
KT Corp. ADR	2,016,405	41,941,224
GS Home Shopping, Inc.†	430,049	41,327,663
SK Telecom Co., Ltd. ADR	1,736,333	32,347,884
SK Telecom Co., Ltd.	211,862	32,319,974
Daehan City Gas Co., Ltd.	346,870	8,919,566
Total South Korea		204,883,975
AUSTRALIA: 3.9%
Telstra Corp., Ltd.	40,441,233	115,403,362
AXA Asia Pacific Holdings, Ltd.	6,513,015	42,034,057
Total Australia		157,437,419
UNITED KINGDOM: 2.3%
HSBC Holdings PLC ADR	1,795,633	91,649,108
Total United Kingdom		91,649,108
MALAYSIA: 1.8%
AMMB Holdings BHD	22,022,100	50,207,674
YTL Power International BHD	30,167,418	23,871,737
Total Malaysia		74,079,411
VIETNAM: 1.3%
Baoviet Holdings	10,449,101	32,108,777
Vietnam Dairy Products JSC	2,835,060	11,615,712
Kinh Do Corp.	4,466,000	10,957,490
Total Vietnam		54,681,979
INDONESIA: 1.1%
PT Telekomunikasi Indonesia ADR	1,217,800	43,414,570
Total Indonesia		43,414,570
INDIA: 1.0%
Oriental Bank of Commerce	4,536,984	41,123,552
Total India		41,123,552
PHILIPPINES: 1.0%
Globe Telecom, Inc.	2,125,510	38,813,239
Total Philippines		38,813,239
TOTAL COMMON EQUITIES		2,892,246,849
(Cost $2,360,684,902)

matthewsasia.com | 800.789.ASIA 7

Matthews Asian Growth and Income Fund  December 31, 2010

Schedule of Investments (continued)

PREFERRED EQUITIES: 2.5%

	Shares	Value
SOUTH KOREA[b]: 2.5%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	507,311	$39,123,038
Hyundai Motor Co., Ltd., Pfd.	566,280	29,397,401
LG Household & Health Care, Ltd., Pfd.	210,290	17,395,529
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	17,071,852
Total South Korea		102,987,820
TOTAL PREFERRED EQUITIES		102,987,820
(Cost $49,628,944)

WARRANTS: 0.4%

INDIA: 0.4%
Housing Development Finance Corp., expires 08/23/12	3,875,750	15,554,139
Total India		15,554,139
TOTAL WARRANTS		15,554,139
(Cost $6,834,750)

INTERNATIONAL BONDS: 22.0%

	Face Amount
CHINA/HONG KONG: 7.6%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	638,940,000	94,326,838
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12		41,400,000	77,625,000
China High Speed Transmission Equipment Group Co., Ltd., Cnv. 0.000%, 05/14/11	CNY	247,700,000	40,737,040
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	HKD	246,300,000	37,549,596
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	207,640,000	33,557,710
PB Issuer No. 2, Ltd.,Cnv. 1.750%, 04/12/16		13,200,000	13,411,200
PB Issuer, Ltd., Cnv. 3.300%, 02/01/13		11,880,000	11,897,820
Total China/Hong Kong			309,105,204
	Face Amount		Value
INDIA: 5.9%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		$47,700,000	$55,498,950
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11		35,315,000	43,923,031
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	43,618,249
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		27,000,000	33,750,000
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		28,400,000	32,589,000
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11		20,114,000	27,757,320
Total India			237,136,550
MALAYSIA: 3.9%
Rafflesia Capital, Ltd., Cnv. 1.250%[c], 10/04/11		48,100,000	69,865,250
Cherating Capital, Ltd., Cnv. 2.000%[c], 07/05/12		50,000,000	65,375,000
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	22,885,375
Total Malaysia			158,125,625
SINGAPORE: 3.3%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	67,000,000	53,838,587
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		36,100,000	46,298,250
Olam International, Ltd., Cnv. 6.000%, 10/15/16		25,300,000	35,040,500
Total Singapore			135,177,337
VIETNAM: 0.8%
Socialist Republic of Vietnam 6.875%, 01/15/16		28,611,000	29,970,023
Total Vietnam			29,970,023
SOUTH KOREA[b]: 0.5%
LG Uplus Corp., Cnv. 5.000%[c], 09/29/12		20,400,000	21,471,000
Total South Korea			21,471,000

8 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  December 31, 2010

Schedule of Investments (continued)

INTERNATIONAL BONDS (continued)

Value
TOTAL INTERNATIONAL BONDS (Cost $796,139,481)	$890,985,739
TOTAL INVESTMENTS: 96.2% (Cost $3,213,288,077d)	3,901,774,547

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.8%	152,896,032
NET ASSETS: 100.0%	$4,054,670,579

a  Non–income producing security.

b  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

c  Variable rate security. The rate represents the rate in effect at December 31, 2010.

d  Cost for federal income tax purposes is $3,243,052,978 and net unrealized appreciation consists of:

Gross unrealized appreciation	$737,080,209
Gross unrealized depreciation	(78,358,640)
Net unrealized appreciation	$658,721,569

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

CNY  Chinese Renminbi (Yuan)

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 9

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew Foster

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$14.33	$14.33
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.14%	1.02%
After Fee Waiver, Reimbursement and Recoupment	1.15%	n.a.

Portfolio Statistics

Total # of Positions	74
Net Assets	$2.0 billion
Weighted Average Market Cap	$21.3 billion
Portfolio Turnover	10.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Dividend Fund. Please see page 91 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Asia Dividend Fund gained 22.83% (Investor Class) and 22.88% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which rose 17.25%. For the fourth quarter, the Fund rose 4.62% (Investor Class) and 4.66% (Institutional Class), while the benchmark gained 9.30%. The Fund began 2010 with a share price of $12.06, and shareholders who were invested throughout the year would have received income distributions totaling approximately 41 cents (Investor and Institutional Class), or 3.4%, of the share price at the start of the year.

The objective of the Matthews Asia Dividend Fund is total return with an emphasis on providing current income. Since its inception, dividends reinvested have accounted for roughly a third of the Fund's total return, with the remainder derived from capital appreciation. Every company is evaluated based on its ability to deliver a combination of current dividend yield and potential for dividend growth. The Fund's benchmark does not dictate our bottom-up stock selection process or portfolio weights and, therefore, the portfolio will often diverge significantly from the Index. The Fund, for instance, did not make a single investment in India during 2010, even though the country accounted for 5% of the Index as of December 31, 2010. Thai companies on the other hand were given a substantial overweight relative to the Index. The rationale was simple. While India has a host of great growth companies, they tend to pay less of their earnings in dividends and are generally trading on high multiples to earnings, resulting in some of the lowest dividend yields in Asia. Thai companies, on the other hand, began 2010 with some of the highest yields in Asia. By our assessment, these companies could deliver attractive rates of dividend growth on top of the already high dividend yields, making them attractive candidates from a total return perspective. During the year, Thailand continued to grapple with unresolved internal political struggles, culminating in fatal riots on the streets of Bangkok. Not surprisingly, companies have tended to trade at a discount to the region. While India dominates more headlines than Thailand does due to the scale of the country and its longer-term growth potential, in terms of stock market performance, the Stock Exchange of Thailand Index returned 62.79%, compared to 24.36% for Bombay Stock Exchange Sensitive Index during the year, making Thailand a substantial contributor to performance in 2010.

The Fund's Japanese holdings were the main contributors to performance over the year. Not only was this due to the nearly 15% appreciation in the yen, but also due to the performance of the portfolio's individual holdings, which outperformed the Japanese market. Japanese securities continue to play an important role in the Fund, first and foremost because we continue to find companies that offer the potential for dividend growth at attractive valuations. Exposure to Japanese equities and currency also allows for greater diversification.

By sector, the Fund's information technology holdings were the main contributors to performance. This was mainly due to HTC of Taiwan. As a leading maker of smartphones, the company experienced rapid growth as consumers increasingly upgraded to more sophisticated handsets. HTC is also one of the few Asian companies with a growing global brand presence. The combination of exposure to a rapidly expanding market segment, along with a focus on building a longer-lasting brand presence attracted us to the company. Lastly, at a dividend yield of 8% when we initiated our

(continued)

10 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.95%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	Since Inception
Investor Class (MAPIX)	10/31/06	4.62%	22.83%	10.31%	13.73%
Institutional Class (MIPIX)	10/29/10	4.66%	22.88%	10.32%	13.74%
MSCI AC Asia Pacific Index[3]		9.30%	17.25%	-1.91%	3.45%
Lipper Pacific Region Funds Category Average[4]		9.11%	16.87%	-3.10%	3.55%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

2010 INCOME DISTRIBUTION HISTORY

	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.05	$0.08	$0.11	$0.17	$0.41
Institutional Class (MIPIX)	—	—	—	$0.17	$0.17

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.05% (Investor Class) 2.29% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.82%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
China Mobile, Ltd.	China/Hong Kong	3.3%
HSBC Holdings PLC	United Kingdom	3.3%
Metcash, Ltd	Australia	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.2%
ITOCHU Corp.	Japan	3.1%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.0%
PT Perusahaan Gas Negara	Indonesia	2.8%
QBE Insurance Group, Ltd.	Australia	2.6%
PTT Exploration & Production Public Co., Ltd.	Thailand	2.4%
ORIX Corp.	Japan	2.3%
% OF ASSETS IN TOP TEN		29.2%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 11

COUNTRY ALLOCATION (%)6

China/Hong Kong	23.3
Japan	23.2
Taiwan	11.2
South Korea	8.9
Australia	8.0
Thailand	6.5
Indonesia	5.0
Singapore	4.2
United Kingdom	3.3
Philippines	1.5
Malaysia	0.6
Cash and Other Assets, Less Liabilities	4.3

SECTOR ALLOCATION (%)

Financials	16.4
Consumer Discretionary	15.7
Consumer Staples	15.3
Telecommunication Services	12.4
Information Technology	10.9
Health Care	6.7
Utilities	6.6
Industrials	6.0
Energy	3.6
Materials	2.1
Cash and Other Assets, Less Liabilities	4.3

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	45.2
Mid Cap ($1B–$5B)	28.2
Small Cap (under $1B)	22.3
Cash and Other Assets, Less Liabilities	4.3

6  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

investment, the valuation was attractive. Our holdings within the financials and health care sectors were also significant contributors to performance. Within financials, the Fund predominantly focused on companies with real estate exposure, such as developers or real estate investment trusts, rather than banks. These real estate-related holdings generally offer higher dividend yields, exposure to hard assets and often greater transparency in terms of the underlying assets.

Some of the Fund's main detractors to performance were its apparel-related holdings. Esprit Holdings of Hong Kong, Billabong International of Australia and Point of Japan all posted negative returns for the year. Esprit, with its reliance on European sales, faced ongoing uncertainty given the macroeconomic climate in Europe. Billabong faced headwinds from a strong Australian dollar that reduced the value of overseas sales once converted into Australian dollars. More fundamentally, the company is exposed to consumers in developed markets. Investors are also not yet convinced that ongoing restructuring efforts as well as the integration of recent acquisitions will be successful. Point operated in a sluggish retail environment in Japan while undertaking restructuring of its procurement and in-house design capabilities to better match its current scale. We continuously monitor operational performance and remain invested with all of the above, given current valuations and longer-term growth potential.

The threat of higher rates of inflation in the region is causing investors much angst as we enter 2011. Over longer periods, inflation can wipe out a significant portion of people's real wealth, which is why a long-term investment should be judged on its ability to generate returns after accounting for inflation. Investing with companies that pay a growing dividend is one way to counter the effects of inflation. During the year, 68% of the Fund's holdings increased their dividend per share, while 16% reduced theirs. For a company to have the ability to sustainably grow dividends at a faster rate than inflation it must have the ability to pass cost increases on to customers. This ability can take many shapes. We focus our investments with companies that exhibit at least one of the following traits: a dominant competitive position within an industry resulting in better pricing power; brand power, which allows for premium pricing disconnected from input costs; operations in a regulated industry, which allows for costs to be passed through as in the case with some utilities; or ownership of assets that will maintain "real value" such as commodities or real estate.

Being invested with companies that have the above traits does not insure against the broader macro risk to equities posed by policy intervention, especially as it pertains to monetary tightening, price controls and/or capital controls. As we enter 2011, Asian central banks are trying to tackle inflationary pressures, but have so far generally been slow to raise interest rates. There is a real risk that central banks will have to become more aggressive in terms of interest rate hikes. However, since Asian central bankers have one eye on their respective currencies, they may resort to other tools such as capital controls to counter potential inflows of "hot money" and currency appreciation. This heightens the risk that equity markets in Asia may increasingly move to the tune of policymakers and central bankers rather than to the performance of the region's companies.

We believe Asia continues to offer attractive opportunities to dividend-focused investors, when compared to fixed-income yields or other regional equity markets globally. For long-term investors, we believe that companies in Asia continue to offer an attractive combination of current yield, dividend growth and diversification opportunities.

12 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 95.5%

	Shares	Value
CHINA/HONG KONG: 23.3%
China Mobile, Ltd. ADR	1,333,300	$66,158,346
Cheung Kong Infrastructure Holdings, Ltd.	12,768,000	58,478,386
Esprit Holdings, Ltd.	8,510,000	40,509,212
Shenzhou International Group Holdings, Ltd.	34,891,000	40,444,616
Television Broadcasts, Ltd.	7,150,000	38,634,726
Kingboard Laminates Holdings, Ltd.	29,549,000	30,032,562
China Fishery Group, Ltd.	16,779,000	29,286,601
The Link REIT	8,990,000	27,931,826
China Communications Services Corp., Ltd. H Shares	46,740,000	27,841,473
Jiangsu Expressway Co., Ltd. H Shares	21,474,000	24,588,128
Sichuan Expressway Co., Ltd. H Shares	34,912,000	22,457,801
Yip's Chemical Holdings, Ltd.	14,912,000	18,321,531
Cafe' de Coral Holdings, Ltd.	6,722,000	16,621,660
Minth Group, Ltd.	4,933,000	8,098,122
VTech Holdings, Ltd.	557,000	6,553,320
Guangdong Investment, Ltd.	12,038,000	6,194,936
Total China/Hong Kong		462,153,246
JAPAN: 23.0%
ITOCHU Corp.	6,148,000	62,244,808
ORIX Corp.	468,000	46,056,411
Point, Inc.	851,080	37,370,368
Pigeon Corp.†	1,069,300	36,350,142
Hisamitsu Pharmaceutical Co., Inc.	838,200	35,307,846
Monex Group, Inc.	109,059	32,211,292
EPS Co., Ltd.†	12,504	30,601,611
Lawson, Inc.	527,100	26,066,098
Hamamatsu Photonics, K.K.	687,700	25,139,717
Shinko Plantech Co., Ltd.†	2,555,600	23,607,587
Miraca Holdings, Inc.	535,700	21,575,797
Hokuto Corp.	922,500	21,440,541
Nintendo Co., Ltd.	60,400	17,727,947
Ship Healthcare Holdings, Inc.	1,285,300	16,859,767
United Urban Investment Corp., REIT	11,100	14,191,157
FANUC CORP.	61,100	9,384,370
Total Japan		456,135,459
TAIWAN: 11.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	50,223,202
Chunghwa Telecom Co., Ltd. ADR	1,607,127	40,612,099
TXC Corp.†	15,450,000	29,515,374
HTC Corp.	764,400	23,595,425
Taiwan Hon Chuan Enterprise Co., Ltd.	9,881,000	22,536,536
St. Shine Optical Co., Ltd.	1,611,000	21,438,376
CyberLink Corp.	4,313,513	16,273,779
Taiwan Semiconductor Manufacturing Co., Ltd.	5,346,469	13,019,371
Chunghwa Telecom Co., Ltd.	1,403,705	3,567,456
Total Taiwan		220,781,618
	Shares	Value
SOUTH KOREA[a]: 8.9%
KT&G Corp.	803,000	$45,783,524
Woongjin Thinkbig Co., Ltd.†	1,475,030	28,323,011
SK Telecom Co., Ltd. ADR	1,513,250	28,191,848
Grand Korea Leisure Co., Ltd.	1,533,580	27,881,052
MegaStudy Co., Ltd.	165,847	25,676,007
SK Telecom Co., Ltd.	99,414	15,165,806
Cheil Worldwide, Inc.	441,450	5,379,589
Total South Korea		176,400,837
AUSTRALIA: 8.0%
Metcash, Ltd	15,263,162	64,161,751
QBE Insurance Group, Ltd.	2,745,000	50,957,586
Coca-Cola Amatil, Ltd.	2,134,730	23,711,698
Billabong International, Ltd.	2,388,728	19,911,968
Total Australia		158,743,003
THAILAND: 6.5%
PTT Exploration & Production Public Co., Ltd.	8,625,000	48,067,673
Thai Beverage Public Co., Ltd.	177,295,000	39,372,794
Glow Energy Public Co., Ltd.	7,783,800	12,200,516
LPN Development Public Co., Ltd.	33,126,300	9,780,198
Major Cineplex Group Public Co., Ltd.	22,100,900	9,530,990
Land & Houses Public Co., Ltd. NVDR	38,358,200	8,207,344
Land & Houses Public Co., Ltd.	10,267,400	2,196,873
Total Thailand		129,356,388
INDONESIA: 5.0%
PT Perusahaan Gas Negara	111,585,000	54,801,734
PT Telekomunikasi Indonesia ADR	717,634	25,583,652
PT Telekomunikasi Indonesia	11,036,500	9,738,088
PT Ramayana Lestari Sentosa	87,700,000	8,273,585
Total Indonesia		98,397,059
SINGAPORE: 4.2%
CapitaRetail China Trust, REIT	30,418,000	29,390,517
ARA Asset Management, Ltd.	23,096,000	27,894,807
Super Group, Ltd.	14,868,000	16,335,279
Parkway Life REIT	4,695,868	6,037,466
Venture Corp., Ltd.	542,000	3,910,796
Total Singapore		83,568,865
UNITED KINGDOM: 3.3%
HSBC Holdings PLC ADR	1,217,791	62,156,053
HSBC Holdings PLC	256,133	2,626,312
Total United Kingdom		64,782,365
PHILIPPINES: 1.5%
Globe Telecom, Inc.	1,598,820	29,195,526
Total Philippines		29,195,526

matthewsasia.com | 800.789.ASIA 13

Matthews Asia Dividend Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
MALAYSIA: 0.6%
Top Glove Corp. BHD	4,891,400	$7,899,845
Media Prima BHD	4,931,200	4,157,976
Total Malaysia		12,057,821
TOTAL COMMON EQUITIES		1,891,572,187
(Cost $1,688,611,953)

INTERNATIONAL BONDS: 0.2%

	Face Amount
JAPAN: 0.2%
ORIX Corp., Cnv. 1.000%, 03/31/14	JPY	310,000,000	4,869,165
Total Japan			4,869,165
TOTAL INTERNATIONAL BONDS			4,869,165
(Cost $3,377,082)
TOTAL INVESTMENTS: 95.7%			1,896,441,352
(Cost $1,691,989,035b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.3%			85,234,955
NET ASSETS: 100.0%			$1,981,676,307

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $1,717,394,207 and net unrealized appreciation consists of:

Gross unrealized appreciation	$241,710,533
Gross unrealized depreciation	(62,663,388)
Net unrealized appreciation	$179,047,145

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

JPY  Japanese Yen

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

14 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$12.17	$12.17
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.95%	1.24%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	39
Net Assets	$45.4 million
Weighted Average Market Cap	$29.2 billion
Portfolio Turnover	6.84%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Dividend Fund. Please see page 91 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews China Dividend Fund gained 22.53% (Investor Class) and 22.58% (Institutional Class), outperforming its benchmark, the MSCI China Index, which rose 4.83%. For the fourth quarter, the Fund rose 5.57% (Investor Class) and 5.60% (Institutional Class), while the benchmark gained 0.70%. The Fund began 2010 with a share price of $10.18 and shareholders who were invested throughout the year would have received income distributions totaling approximately 24 cents (Investor Class), or 2.4%, of the share price at the start of the year.

Now that a little more than a year has passed since the Fund's inception, it seems appropriate to review not just the past year, but also the rationale for the Matthews China Dividend Fund. Similar to the longer-running Matthews Asia Dividend Fund, the Matthews China Dividend Fund has an objective of total return with an emphasis on providing current income. We seek to invest primarily in companies we believe offer attractive current dividend yield and growth in dividends.

We based our decision to launch an additional China-focused fund on our belief that when investing in China, strategy matters. Furthermore, China's equity markets have developed to a point in which it is possible for investors to pursue various strategies within the same geographic region, just as they would in the U.S. The Fund's distinct focus on yield and dividend growth results in a relatively high allocation to conservative business models like those found in the utilities and telecommunication sectors, which exhibit strong balance sheets and stable cash flows. Anchoring the Fund in these larger, more stable dividend-paying companies allows the Fund to maintain a significant allocation of 51% to faster-growing companies with a market capitalization of less than US$5 billion. These companies help raise the overall level of dividend growth for the portfolio. While the track record remains short, the returns of the Fund have been delivered with significantly less volatility than the overall market. This seems to support the notion that it is possible to pursue various investment strategies when investing in China and as one would expect, that the risk and return profile will vary by strategy.

While mostly overlooked, dividends are an essential component of total shareholder return for long-term investors in China. Since 1992, about 68% of the total return for the MSCI China Index has been derived from reinvested dividends. Even though the universe of dividend-paying companies in Asia Pacific, in general, has expanded significantly over the past decade, the growth in Chinese dividend payments stands out. Aggregate dividend payments grew from close to US$8 billion in 1998 to US$81 billion by 2009. Importantly, US$65 billion of the total dividend payment in 2009 was accounted for by companies that became publicly listed after 1998, a reflection of the expanding number of dividend-paying companies.

The health care sector was the main contributor to Fund performance during 2010, predominantly due to the strong performance of Hong Kong's United Laboratories International Holdings, one of the world's largest and lowest-cost manufacturers of antibiotics. St. Shine Optical of Taiwan, the world's largest contract manufacturer of contact lenses mainly for Japanese companies, also greatly contributed to performance. The firm sells its own branded lenses mainly in its home market of Taiwan. The global contact lens industry is broadly speaking two-tiered, with 96% of the market accounted for by the top four branded manufacturers, including

(continued)

matthewsasia.com | 800.789.ASIA 15

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 3.91%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	Since Inception
Investor Class (MCDFX)	11/30/09	5.57%	22.53%	22.60%
Institutional Class (MICDX)	10/29/10	5.60%	22.58%	22.64%
MSCI China Index[3]		0.70%	4.83%	4.89%
Lipper China Region Funds Category Average[4]		5.28%	13.66%	14.56%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

2010 INCOME DISTRIBUTION HISTORY

	June	December	Total
Investor Class (MCDFX)	$0.12	$0.12	$0.24
Institutional Class (MICDX)	—	$0.13	$0.13

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.47% (Investor Class) 1.77% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/10, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.65%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	4.9%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	4.3%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	3.9%
HSBC Holdings PLC	Financials	3.9%
Hang Seng Bank, Ltd.	Financials	3.6%
CapitaRetail China Trust, REIT	Financials	3.5%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	3.5%
Guangdong Investment, Ltd.	Utilities	3.4%
Jiangsu Expressway Co., Ltd.	Industrials	3.3%
% OF ASSETS IN TOP TEN		38.9%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

16 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

Johnson & Johnson. However, the remaining 4% of the market remains fragmented and it is within this space that St. Shine has been gaining market share. While the company continues to invest in new production lines it still has the financial capacity to pay out the majority of its earnings as dividends. The company's reliance and predominant focus on Asian sales, both as a contract manufacturer and through its in-house branded lenses, combined with its proven ability to take market share over time continue to make this an appropriate holding for the Fund.

The Fund's holdings within the financials sector accounted for the second-largest contribution to performance, predominantly driven by real estate-related holdings based in Hong Kong and Singapore. The Link REIT (real estate investment trust), Hong Kong's first and largest listed REIT, with about 11 million square feet of retail space, was the main contributor to performance within financials. The company has derived growth in earnings from ongoing enhancements to its portfolio of properties that had been run inefficiently by the government prior to the company's public listing in 2005. Because the tenant mix and property locations cater to the daily needs of Hong Kong residents, revenues and, by extension, dividend payments tend to exhibit low volatility.

Some of the Fund's holdings in the information technology sector related to IT-services and software/online gaming were the main detractors to performance over the year. The Fund sold its stake in Kingsoft, a Chinese software company, which primarily derives its sales from online gaming and security software, after the company failed to meet our expectations regarding its ability to migrate its online gamers, which account for 65% of sales, to its next generation game. While we continue to find the R&D culture of the company attractive and believe in the long-term potential of the software services sector, this was a lesson in the difficulties of picking winners in rapidly evolving industries.

Entering 2011, investors are once again worried about the extent and effects of actions taken by the central government to manage China's economic growth, especially as it relates to the government's ability to rein in inflationary pressures without pushing the economy into a "hard landing." Inflationary pressures have been building, while measures to dampen property price appreciation have had mixed success. Interest rates were hiked at the tail-end of 2010 after reserve requirements for the country's banks were raised six times over the year to drain liquidity from the banking system. Historically, during times of inflation the government has often intervened with direct price controls within specific industries, resulting in policy-induced market volatility. While not always possible given the government's sway over much of the economy, we try to steer our investments toward privately held companies in which policy risk may be lessened. This is why we currently do not invest with any of the mainland banks or independent power producers even though they are significant dividend payers.

While investors tend to blow hot and cold on China, there is little doubt the country continues to develop with every passing year. The Matthews China Dividend Fund seeks to invest with the companies that aid in this development or cater to the rising household wealth created in the process. We can expect that economic development on the scale and in the fashion seen in China will continue to cause volatile equity markets. We hope that a strategy focused on investing with dividend-paying companies that can deliver sustainable dividend growth will give shareholders a way to participate in and profit from China's economic development, with less of the volatility typically experienced by investors in Chinese equities.

SECTOR ALLOCATION (%)

Financials	18.5
Information Technology	15.1
Consumer Discretionary	12.8
Telecommunication Services	11.4
Utilities	10.8
Industrials	8.3
Consumer Staples	5.3
Materials	5.1
Energy	4.8
Health Care	4.3
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	45.4
Mid Cap ($1B–$5B)	30.1
Small Cap (Under $1B)	20.9
Cash and Other Assets, Less Liabilities	3.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 17

Matthews China Dividend Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 96.4%

	Shares	Value
FINANCIALS: 18.5%
Commercial Banks: 7.5%
HSBC Holdings PLC ADR	34,500	$1,760,880
Hang Seng Bank, Ltd.	98,600	1,621,176
		3,382,056
Real Estate Investment Trusts: 6.1%
CapitaRetail China Trust, REIT	1,630,000	1,574,941
The Link REIT	382,500	1,188,423
		2,763,364
Capital Markets: 2.5%
Yuanta Financial Holding Co., Ltd.	1,538,000	1,149,946
Real Estate Management & Development: 2.4%
Swire Pacific, Ltd. A Shares	43,000	707,004
Hang Lung Properties, Ltd.	86,000	402,185
		1,109,189
Total Financials		8,404,555
INFORMATION TECHNOLOGY: 15.1%
Electronic Equipment, Instruments & Components: 7.2%
Kingboard Laminates Holdings, Ltd.	1,329,500	1,351,257
TXC Corp.	690,000	1,318,162
Digital China Holdings, Ltd.	314,000	587,376
		3,256,795
Semiconductors & Semiconductor Equipment: 4.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	628,000	1,529,264
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,800	411,312
		1,940,576
Software: 2.1%
CyberLink Corp.	253,608	956,798
IT Services: 1.5%
SinoCom Software Group, Ltd.	6,212,000	703,294
Total Information Technology		6,857,463
CONSUMER DISCRETIONARY: 12.8%
Textiles, Apparel & Luxury Goods: 5.3%
Shenzhou International Group Holdings, Ltd.	1,351,000	1,566,039
Ports Design, Ltd.	298,500	823,748
		2,389,787
Media: 3.3%
Television Broadcasts, Ltd.	277,000	1,496,758
Auto Components: 2.2%
Xinyi Glass Holdings Co., Ltd.	1,212,000	997,942
Hotels, Restaurants & Leisure: 2.0%
Cafe' de Coral Holdings, Ltd.	378,000	934,690
Total Consumer Discretionary		5,819,177
	Shares	Value
TELECOMMUNICATION SERVICES: 11.4%
Diversified Telecommunication Services: 6.5%
Chunghwa Telecom Co., Ltd. ADR	70,005	$1,769,026
China Communications Services Corp., Ltd. H Shares	1,958,000	1,166,316
		2,935,342
Wireless Telecommunication Services: 4.9%
China Mobile, Ltd. ADR	45,230	2,244,313
Total Telecommunication Services		5,179,655
UTILITIES: 10.8%
Electric Utilities: 6.1%
Cheung Kong Infrastructure Holdings, Ltd.	453,000	2,074,774
CLP Holdings, Ltd.	81,500	661,621
		2,736,395
Water Utilities: 3.4%
Guangdong Investment, Ltd.	2,996,000	1,541,787
Gas Utilities: 1.3%
Hong Kong & China Gas Co., Ltd.	252,200	594,419
Total Utilities		4,872,601
INDUSTRIALS: 8.3%
Transportation Infrastructure: 7.3%
Jiangsu Expressway Co., Ltd. H Shares	1,316,000	1,506,844
Sichuan Expressway Co., Ltd. H Shares	1,506,000	968,763
China Merchants Holdings International Co., Ltd.	206,000	813,632
		3,289,239
Electrical Equipment: 1.0%
Hangzhou Steam Turbine Co., Ltd. B Shares	223,140	461,908
Total Industrials		3,751,147
CONSUMER STAPLES: 5.3%
Food Products: 5.3%
China Fishery Group, Ltd.	782,000	1,364,928
Vitasoy International Holdings, Ltd.	1,262,000	1,052,100
Total Consumer Staples		2,417,028
MATERIALS: 5.1%
Chemicals: 2.6%
Yip's Chemical Holdings, Ltd.	950,000	1,167,211
Containers & Packaging: 2.5%
Taiwan Hon Chuan Enterprise Co., Ltd.	500,000	1,140,397
Total Materials		2,307,608

18 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 4.8%
Oil, Gas & Consumable Fuels: 4.8%
CNOOC, Ltd. ADR	4,550	$1,084,583
China Shenhua Energy Co., Ltd. H Shares	133,000	557,817
China Petroleum & Chemical Corp. ADR	5,440	520,554
Total Energy		2,162,954
HEALTH CARE: 4.3%
Health Care Equipment & Supplies: 2.5%
St. Shine Optical Co., Ltd.	84,000	1,117,830
Pharmaceuticals: 1.8%
The United Laboratories International Holdings, Ltd.	406,000	833,646
Total Health Care		1,951,476
TOTAL INVESTMENTS: 96.4%		43,723,664
(Cost $38,901,584a)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		1,644,325
NET ASSETS: 100.0%		$45,367,989

a  Cost for federal income tax purposes is $39,139,822 and net unrealized appreciation consists of:

Gross unrealized appreciation	$5,262,710
Gross unrealized depreciation	(678,868)
Net unrealized appreciation	$4,583,842

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 19

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$17.97	$17.98
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	0.99%

Portfolio Statistics

Total # of Positions	73
Net Assets	$344.3 million
Weighted Average Market Cap	$17.7 billion
Portfolio Turnover	26.33%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Asia Pacific Fund gained 26.85% (Investor Class) and 26.92% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 17.25%. For the fourth quarter, the Fund returned 6.63% (Investor Class) and 6.69% (Institutional Class), while the benchmark advanced 9.30%. The Fund benefited mainly from good bottom-up stock selection. During 2010, the number of portfolio holdings increased as we made new allocations in such countries as Vietnam and saw an increase in attractive stocks that captured growth in such areas as Macau.

Japan, Taiwan and Thailand were the best performers in Asia Pacific in 2010, while Vietnam, South Korea and Malaysia were the worst. The portfolio's overweight in Thailand and Indonesia helped performance, while our overweight in China was a detractor.

The year was a strong one for ASEAN markets, while Chinese markets cooled off somewhat after several years of strong growth. After performing well for most of the year, Indian markets struggled in the last quarter, following corruption scandals related to the country's wireless telecommunications sector. These scandals served to remind investors of emerging market risks. While global investors in recent years seemed to have grown more comfortable with the idea of investing in emerging markets, it does come with a higher risk premium to more established markets, especially in such "policy sensitive" sectors as telecom.

Unlike 2009, when equity markets around the world rebounded strongly from the global financial crisis, 2010 was somewhat steadier for Asian markets as a whole. Valuations in markets such as Japan, Korea, Taiwan and Hong Kong rose toward the end of the year though they still remain at reasonable levels. We should note that the materials and energy sectors did not perform well despite the fact that gold prices recorded an all-time high in 2010. As the Fund is underweight its benchmark in these sectors, this benefited performance.

Our all-capitalization and country agnostic investment approach served the Fund well in 2010. Japanese holdings, which were the biggest contributors to performance, may be categorized in two ways: first there are global companies with significant exposure to Asian markets, such as FANUC, an electromechanical manufacturer specializing in robotics, and Komatsu, a mining and construction equipment manufacturer. The second category involves undervalued domestic stocks such as Japanese real estate investment trusts (J-REITs) and more niche firms that target the domestic market such as financial services firm ORIX and Kenedix, a major Japanese real estate asset manager.

Since we are able to mine the entire region for the best growth companies, the location of a company's headquarters does not generally pose a concern to us. For example, the fortunes of HTC, a leading Taiwanese maker of smartphones, are not tied to Taiwan's economy or politics. The company manufactures Android-powered smartphones used worldwide and was the portfolio's best-performing stock in 2010. Another example from Taiwan is St. Shine Optical, the world's largest contract manufacturer of contact lenses. The firm sells its own branded lenses in Taiwan, but its main earnings driver is its growing customer base in Japan. The Chinese market may be the next driver for the firm, though this will not likely happen soon.

(continued)

20 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 2.76%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	Since Inception
Investor Class (MPACX)	10/31/03	6.63%	26.85%	4.74%	8.59%	12.09%
Institutional Class (MIAPX)	10/29/10	6.69%	26.92%	4.76%	8.60%	12.09%
MSCI AC Asia Pacific Index[3]		9.30%	17.25%	-1.91%	4.80%	9.69%
Lipper Pacific Regions Fund Category Average[4]		9.11%	16.87%	-3.10%	4.94%	9.82%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
ORIX Corp.	Japan	3.7%
Softbank Corp.	Japan	3.0%
Nidec Corp.	Japan	2.5%
Ctrip.com International, Ltd.	China/Hong Kong	2.4%
Kingdee International Software Group Co., Ltd.	China/Hong Kong	2.2%
PT Bank Rakyat Indonesia Persero	Indonesia	2.2%
St. Shine Optical Co., Ltd.	Taiwan	2.1%
Sysmex Corp.	Japan	2.1%
Kenedix, Inc.	Japan	2.0%
HTC Corp.	Taiwan	2.0%
% OF ASSETS IN TOP TEN		24.2%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 21

COUNTRY ALLOCATION (%)

Japan	32.6
China/Hong Kong	26.0
Australia	5.9
Taiwan	5.9
South Korea	5.7
Indonesia	5.4
India	4.6
Singapore	4.2
Thailand	2.2
Malaysia	1.9
Vietnam	1.4
Cash and Other Assets, Less Liabilities	4.2

SECTOR ALLOCATION (%)

Financials	27.7
Consumer Discretionary	17.4
Industrials	11.9
Health Care	11.8
Information Technology	10.1
Consumer Staples	9.0
Telecommunication Services	4.0
Materials	2.0
Energy	1.9
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	55.8
Mid Cap ($1B–$5B)	23.8
Small Cap (under $1B)	16.2
Cash and Other Assets, Less Liabilities	4.2

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Pacific Fund

Portfolio Manager Commentary (continued)

The Fund's second-largest positive contributor for the year was long-term holding Kingdee International Software Group, which provides Enterprise Resources Planning (ERP) solutions to a vast number of enterprises in China. Despite slower growth and inflationary concerns in China, the corporate appetite for low-cost ERP systems among small and medium enterprises in China remained robust as they have a strong desire to improve their operating efficiency.

With a market capitalization of US$23 billion, Astra International of Indonesia is a prime example of a domestic consumption-focused firm. In Thailand, Major Cineplex, another long-term holding, was a major beneficiary of a rising trend in digital and 3D movies played in upscale Bangkok movie theaters. The company is uniquely positioned as it has 80% of the market share in Thailand's movie operations business. This leading position also enables Major Cineplex to engage in the profitable on-screen advertising business during movie previews.

While Japan performed strongly during the year, there were also individual disappointments, including Pigeon, a long-term Japanese holding that caters to China's infant care market. The company had some challenges with its distribution channels in China during the year, but we expect the firm to resolve these issues soon. Pigeon remains a premier provider of mid- to high-end baby care products for China's more affluent families. Another detractor to the Fund during the year was Japan Steel Works, which saw earnings drop after several years of strong performance. However, we believe Japan Steel Works remains well-positioned in the growing nuclear power plant industry worldwide.

We are optimistic about opportunities in 2011 as valuations are generally not unreasonable and a global economic recovery should be a tailwind for many Asian companies. Food and energy-related inflationary concerns, however, may become more acute, particularly for Asia's less developed nations. Chinese companies continue to see margins come under pressure due to rising labor and material costs. Despite the uncertainties, Asian consumers appear increasingly more confident and selective in their lifestyle choices in areas such as health care, education and leisure.

We would also like to inform you that effective April 29, 2011, the Matthews Asia Pacific Fund will be renamed the Matthews Asia Growth Fund to better reflect its investment objective. This new name will better reflect the growth objective of the Fund and the Fund's slightly narrower focus on companies in Asia rather than the entire Asia Pacific region.

22 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 94.1%

	Shares	Value
JAPAN: 32.6%
ORIX Corp.	128,390	$12,635,006
Softbank Corp.	295,200	10,220,559
Nidec Corp.	85,800	8,676,167
Sysmex Corp.	102,100	7,079,973
Kenedix, Inc.[a]	22,945	6,986,087
The Japan Steel Works, Ltd.	661,000	6,903,904
Pigeon Corp.	179,300	6,095,184
Komatsu, Ltd.	188,900	5,716,557
Nintendo Co., Ltd.	19,100	5,606,023
MID REIT, Inc.	1,832	5,460,574
Asahi Breweries, Ltd.	276,800	5,362,808
FANUC CORP.	33,800	5,191,354
Benesse Holdings, Inc.	100,900	4,647,937
Keyence Corp.	14,930	4,325,084
FamilyMart Co., Ltd.	98,200	3,701,096
Fast Retailing Co., Ltd.	21,300	3,392,154
Monex Group, Inc.	9,218	2,722,597
Otsuka Holdings Co., Ltd.[a]	82,600	2,034,733
GCA Savvian Group Corp.[a]	1,785	1,939,118
Mori Trust Sogo REIT, Inc.	188	1,840,867
Mitsubishi UFJ Financial Group, Inc. ADR	339,700	1,837,777
Total Japan		112,375,559
CHINA/HONG KONG: 26.0%
Ctrip.com International, Ltd. ADR[a]	201,700	8,158,765
Kingdee International Software Group Co., Ltd.	13,466,000	7,553,489
Shangri-La Asia, Ltd.	2,096,000	5,689,790
Hang Lung Group, Ltd.	782,000	5,141,030
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,833,676
China Kanghui Holdings, Inc. ADR[a]	260,700	4,825,557
China Life Insurance Co., Ltd. H Shares	1,160,000	4,738,318
China Vanke Co., Ltd. B Shares	3,789,587	4,680,429
Dairy Farm International Holdings, Ltd.	477,354	4,434,619
Hong Kong Exchanges and Clearing, Ltd.	189,000	4,286,834
Sinopharm Group Co., Ltd. H Shares	1,180,800	4,116,879
PCD Stores, Ltd.	13,686,000	4,102,560
China Mobile, Ltd.	375,000	3,724,526
Baoye Group Co., Ltd. H Shares	5,952,000	3,675,587
Sany Heavy Equipment International Holdings Co., Ltd.	2,300,000	3,391,056
Sands China, Ltd.[a]	1,532,400	3,367,305
China Merchants Bank Co., Ltd. H Shares	1,160,950	2,930,455
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	1,008,000	2,859,510
Shenzhou International Group Holdings, Ltd.	2,339,000	2,711,300
Dongfeng Motor Group Co., Ltd. H Shares	1,478,000	2,548,014
China Lodging Group, Ltd.[a]	82,000	1,786,780
Total China/Hong Kong		89,556,479
	Shares	Value
AUSTRALIA: 5.9%
BHP Billiton, Ltd.	149,344	$6,911,881
CSL, Ltd.	184,497	6,848,038
Oil Search, Ltd.	899,999	6,480,441
Total Australia		20,240,360
TAIWAN: 5.9%
St. Shine Optical Co., Ltd.	533,000	7,092,895
HTC Corp.	224,400	6,926,757
Polaris Securities Co., Ltd.	4,888,000	3,185,293
Richtek Technology Corp.	360,517	3,004,669
Total Taiwan		20,209,614
INDONESIA: 5.4%
PT Bank Rakyat Indonesia Persero	6,401,500	7,460,128
PT Indofood CBP Sukses Makmur[a]	12,429,000	6,449,009
PT Astra International	782,500	4,737,555
Total Indonesia		18,646,692
INDIA: 4.6%
HDFC Bank, Ltd.	91,332	4,792,504
Sun Pharmaceutical Industries, Ltd.	313,520	3,400,235
Jain Irrigation Systems, Ltd.	699,751	3,289,448
Unitech, Ltd.	1,831,738	2,715,962
Hindustan Media Ventures, Ltd.[a]	344,829	1,422,039
Coal India, Ltd.[a]	23,441	165,002
Total India		15,785,190
SINGAPORE: 4.2%
CapitaCommercial Trust, REIT	5,456,000	6,377,060
Goodpack, Ltd.	2,564,000	4,095,687
Keppel Land, Ltd.	1,074,000	4,016,987
Total Singapore		14,489,734
SOUTH KOREA[b]: 4.0%
Kiwoom Securities Co., Ltd.	89,246	4,553,440
LG Electronics, Inc.[a]	38,100	3,952,531
NHN Corp.[a]	19,788	3,950,066
Gamevil, Inc.[a]	54,227	1,303,935
Total South Korea		13,759,972
THAILAND: 2.2%
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,341,198
Major Cineplex Group Public Co., Ltd.	7,670,800	3,308,025
Total Thailand		7,649,223
MALAYSIA: 1.9%
Parkson Holdings BHD	2,515,469	4,397,074
Supermax Corp. BHD	1,716,300	2,215,299
Total Malaysia		6,612,373

matthewsasia.com | 800.789.ASIA 23

Matthews Asia Pacific Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 1.4%
Saigon Securities, Inc.	1,718,300	$2,619,595
FPT Corp.	678,640	2,085,376
Vietnam Dairy Products JSC	35,350	144,835
Total Vietnam		4,849,806
TOTAL COMMON EQUITIES		324,175,002
(Cost $222,906,468)

PREFERRED EQUITIES: 1.7%

SOUTH KOREA[b]: 1.7%
Hyundai Motor Co., Ltd., Pfd.	111,193	5,772,383
Total South Korea		5,772,383
TOTAL PREFERRED EQUITIES		5,772,383
(Cost $1,713,094)
TOTAL INVESTMENTS: 95.8%		329,947,385
(Cost $224,619,562c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		14,335,297
NET ASSETS: 100.0%		$344,282,682

a  Non-income producing security.

b  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

c  Cost for federal income tax purposes is $233,592,518 and net unrealized appreciation consists of:

Gross unrealized appreciation	$115,087,666
Gross unrealized depreciation	(18,732,799)
Net unrealized appreciation	$96,354,867

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

24 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$23.44	$23.44
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.95%

Portfolio Statistics

Total # of Positions	76
Net Assets	$5.7 billion
Weighted Average Market Cap	$20.9 billion
Portfolio Turnover	11.43%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Pacific Tiger Fund gained 22.30% (Investor Class) and 22.35% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 19.93%. In the fourth quarter, the Fund underperformed its benchmark, returning 1.94% (Investor Class) and 1.98% (Institutional Class), while the benchmark gained 6.72%. The fourth quarter marked a reversal of many of the drivers that contributed to the portfolio's absolute and relative gains earlier in the year. For instance, financials were the biggest driver of Fund performance during the first nine months, but they ended the year on a weak note, and were among the biggest detractors from performance in the fourth quarter. Stocks in countries like India and Indonesia also started to weaken in the fourth quarter—particularly financials—as the threat of inflation continued to grow.

Consumer companies, especially consumer staples, face the risk of eroding margins in the period ahead, due to higher commodity costs. Demand may also slow as rising interest rates crimp the ability of households to enjoy more discretionary spending. The market's anticipation of these headwinds led some of the portfolio's consumer-oriented stocks to suffer a weak fourth quarter—one of their weakest quarterly performances in the last two years. On the flip side, commodity-oriented stocks in broader markets had one of their best quarters of the last two years as prospects for a global recovery pushed commodity prices higher. Taken together, these factors led the portfolio to a weak relative finish to the year.

Looking at valuations across the region, it seems more instructive to compare metrics across industries rather than countries. Even after adjusting for changes to stock prices in the fourth quarter, many commodity-related stocks are still trading at the lower end of historical ranges. Given that the core of our investment approach emphasizes a business' sustainability and generation of cash flows, we typically steer away from many segments of the commodities food chain. We do not consider it a sustainable strategy to take on price-to-earnings risk at the expense of business risk.

Conversely, consumer stocks across Asia ex-Japan are still at the higher end of their relative historic valuations, as there is considerable investor interest in the Asian consumer—whether they be in China, India or Indonesia. The portfolio's focus on domestic consumption, including consumer-oriented stocks, has been central to our investment approach for the past several years. We continue to aim for different channels of consumer spending across the region, whether they are the rapidly expanding leisure and tourism industries in China, luxury jewelry retailers in India or items of daily necessity in Indonesia. Our goal is to find companies that enjoy good brand equity with consumers and are able to maintain profitability across cycles.

While we are aware of the cyclical pressures that stem from inflation, we continue to believe that sustained consumer demand and supply disruptions are behind the recent spike in prices, particularly food items. Strategically, we favor consumer-oriented businesses that may benefit from rising prices. Dairy Farm International, an operator of supermarket chains across Asia, is one such holding. Companies like Dairy Farm are in a better position to pass on increases in food costs to end consumers. In fact, the stock was one of the best-performing holdings in the Fund in 2010, even in the fourth quarter. Dairy Farm has demonstrated an ability

(continued)

matthewsasia.com | 800.789.ASIA 25

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 0.67%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAPTX)	9/12/94	1.94%	22.30%	4.94%	14.47%	16.98%	9.90%
Institutional Class (MIPTX)	10/29/10	1.98%	22.35%	4.95%	14.48%	16.99%	9.90%
MSCI AC Asia ex Japan Index[3]		6.72%	19.93%	-0.38%	13.19%	13.31%	4.56%[4]
Lipper Pacific ex Japan Fund Category Average[5]		5.80%	20.57%	-0.16%	12.50%	13.24%	5.64%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Hyundai Mobis	South Korea	2.4%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.4%
Swire Pacific, Ltd.	China/Hong Kong	2.3%
Hang Lung Group, Ltd.	China/Hong Kong	2.3%
Genting BHD	Malaysia	2.3%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.1%
HDFC Bank, Ltd.	India	2.0%
Dongbu Insurance Co., Ltd.	South Korea	2.0%
China Mobile, Ltd.	China/Hong Kong	2.0%
Samsung Electronics Co., Ltd.	South Korea	1.9%
% OF ASSETS IN TOP TEN		21.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

26 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

to build its supermarket business profitably across many parts of Asia, including in emerging economies such as Malaysia, Indonesia and Vietnam. We believe the firm is an attractive long-term investment for the Fund.

Beyond cyclical factors, there is still concern over the medium- to longer-term outlook for GDP growth in China, particularly as labor and capital are priced more appropriately. Rather than fret over the absolute level of growth, it is clear to us that, over the next decade, wages should be a more significant component of China's GDP. For corporate profits to keep pace with increasing wages, management teams will need to invest in productivity-enhancing tools and systems. We continue to position the portfolio to benefit from a pickup in some of the "softer" areas of the Chinese economy, such as software and business services, that may help drive corporate productivity gains.

As the year progressed, we witnessed some divergence in the drivers of investment cycles, and a shift in the drivers of growth across the region. Most notably, as China is investing in the services sector, India and Indonesia are pushing ahead with much-needed investment plans to bolster infrastructure. The recent acceleration in foreign direct investment to India and Indonesia, if sustained, can at least partly overcome some of the institutional challenges that both these countries have previously faced. 2010 was the biggest year for inbound merger and acquisition activity in India, highlighting the long-term attractiveness of that market. There are reasons to be optimistic about the outlook for both these economies but there are several challenges that remain, including potential policy missteps in addressing inflationary pressures or capital inflows. Given the run-up in equities over the past two years, we approach these markets with some caution and defensive positioning.

Changes made to the portfolio during the year include a shift in the makeup of Korean holdings, placing greater emphasis on health care and information technology at the expense of financial services. Benefits from the consolidation of capital markets, initiated in 2007, have been slow to accrue, and the pace of change in client-centric service offerings, such as wealth management, has been disappointing. The last two years have been fairly hectic for capital-raising with a spate of initial public offerings across the region. While we are encouraged to see expanding capital markets, we have participated in very few of these IPOs, as we remain wary of the pace and the method in which capital has been raised.

Valuations across the region, while slightly above long-term averages, are not at levels that we believe will detract from the longer-term performance of the equity markets. That said, investors may be disappointed if expectations are formed based on the shorter-term performance of these markets. As some of Asia's economies attempt to rebalance their growth, we are pleased to see early signs of diversifying economic drivers. The Fund remains committed to scouring for businesses and management teams that can benefit from these trends and deliver profitable growth over time without having to overpay for these assets.

COUNTRY ALLOCATION (%)

China/Hong Kong	31.9
South Korea	17.0
India	15.9
Taiwan	8.4
Indonesia	7.6
Thailand	6.4
Malaysia	4.8
Singapore	2.0
Philippines	1.5
Vietnam	0.5
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)

Financials	32.3
Consumer Discretionary	15.6
Information Technology	15.0
Consumer Staples	11.6
Health Care	7.2
Utilities	4.0
Industrials	3.8
Telecommunication Services	3.5
Energy	1.5
Materials	1.5
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	69.0
Mid Cap ($1B–$5B)	25.2
Small Cap (under $1B)	1.8
Cash and Other Assets, Less Liabilities	4.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 27

Matthews Pacific Tiger Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 96.0%

	Shares	Value
CHINA/HONG KONG: 31.9%
Ping An Insurance Group Co. of China, Ltd. H Shares	12,304,500	$137,564,462
Swire Pacific, Ltd. A Shares	8,136,500	133,779,938
Hang Lung Group, Ltd.	20,164,000	132,562,320
China Mobile, Ltd. ADR	2,268,150	112,545,603
Dairy Farm International Holdings, Ltd.	10,898,046	101,242,847
Sinopharm Group Co., Ltd. H Shares	26,916,400	93,844,488
Ctrip.com International, Ltd. ADR[a]	2,265,350	91,633,407
Hong Kong Exchanges and Clearing, Ltd.	4,014,500	91,055,520
Shangri-La Asia, Ltd.	31,576,000	85,716,035
Lenovo Group, Ltd.	126,568,000	81,091,581
Tingyi (Cayman Islands) Holding Corp.	30,096,000	77,052,079
China Resources Enterprise, Ltd.	18,002,000	73,765,400
Baidu, Inc. ADR[a]	755,600	72,938,068
Hengan International Group Co., Ltd.	7,996,000	68,975,376
China Vanke Co., Ltd. B Shares	48,875,258	60,364,666
Dongfeng Motor Group Co., Ltd. H Shares	33,440,000	57,649,238
Digital China Holdings, Ltd.	30,567,000	57,179,418
New Oriental Education & Technology Group, Inc. ADR[a]	539,400	56,761,062
China Merchants Bank Co., Ltd. H Shares	22,182,350	55,992,397
Tencent Holdings, Ltd.	2,469,800	53,667,818
China Resources Land, Ltd.	29,044,000	53,060,004
NetEase.com, Inc. ADR[a]	1,032,350	37,319,452
Mindray Medical International, Ltd. ADR	966,697	25,520,801
Shenzhen Chiwan Wharf Holdings, Ltd. B Shares	11,949,117	21,045,622
Total China/Hong Kong		1,832,327,602
SOUTH KOREA[b]: 17.0%
Hyundai Mobis	555,000	138,958,774
Dongbu Insurance Co., Ltd.	2,876,690	113,885,055
Samsung Electronics Co., Ltd.	131,904	110,157,808
Yuhan Corp.†	584,137	89,228,686
LS Corp.	944,781	88,554,637
POSCO	195,584	83,551,649
Cheil Worldwide, Inc.†	6,291,350	76,667,519
Green Cross Corp.†	610,295	74,658,924
NHN Corp.[a]	359,802	71,823,405
Amorepacific Corp.	65,152	65,432,471
MegaStudy Co., Ltd.†	398,753	61,733,916
Total South Korea		974,652,844
	Shares	Value
INDIA: 15.9%
HDFC Bank, Ltd.	1,997,184	$104,799,121
Sun Pharmaceutical Industries, Ltd.	8,326,815	90,307,256
Housing Development Finance Corp.	5,435,685	88,540,337
ITC, Ltd.	19,060,000	74,445,466
Infosys Technologies, Ltd.	948,401	73,020,408
Tata Power Co., Ltd.	2,295,014	70,087,361
Titan Industries, Ltd.	832,044	66,893,807
Kotak Mahindra Bank, Ltd.	6,345,882	64,381,290
Unitech, Ltd.	36,774,406	54,526,291
Larsen & Toubro, Ltd.	1,219,599	53,983,928
Container Corp. of India, Ltd.	1,842,937	52,223,761
Dabur India, Ltd.	20,061,776	44,978,040
Sun TV Network, Ltd.	3,602,590	42,370,616
Infosys Technologies, Ltd. ADR	219,611	16,708,005
HDFC Bank, Ltd. ADR	63,900	10,678,329
Coal India, Ltd.[a]	426,201	3,000,039
Total India		910,944,055
TAIWAN: 8.4%
Yuanta Financial Holding Co., Ltd.	145,400,000	108,714,009
Synnex Technology International Corp.	38,222,354	103,170,794
President Chain Store Corp.	18,737,608	86,437,270
Taiwan Semiconductor Manufacturing Co., Ltd.	34,923,513	85,043,453
Hon Hai Precision Industry Co., Ltd.	19,157,031	77,202,378
Delta Electronics, Inc.	4,034,000	19,715,844
Total Taiwan		480,283,748
INDONESIA: 7.6%
PT Perusahaan Gas Negara	222,200,000	109,127,081
PT Bank Central Asia	146,868,000	104,323,552
PT Astra International	14,665,230	88,788,934
PT Telekomunikasi Indonesia	85,460,500	75,406,324
PT Indofood CBP Sukses Makmur[a]	87,648,000	45,477,736
PT Telekomunikasi Indonesia ADR	375,700	13,393,705
Total Indonesia		436,517,332
THAILAND: 6.4%
Bank of Ayudhya Public Co., Ltd.	141,168,600	120,586,878
PTT Exploration & Production Public Co., Ltd.	15,475,000	86,243,158
Central Pattana Public Co., Ltd.	72,096,100	63,976,470
Land & Houses Public Co., Ltd.	254,719,500	54,501,270
Land & Houses Public Co., Ltd. NVDR	130,450,000	27,911,843
Bank of Ayudhya Public Co., Ltd. NVDR	17,813,300	15,216,204
Total Thailand		368,435,823
MALAYSIA: 4.8%
Genting BHD	36,107,700	130,917,492
Public Bank BHD	24,411,386	103,076,454
Top Glove Corp. BHD	25,175,960	40,660,380
Total Malaysia		274,654,326

28 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
SINGAPORE: 2.0%
Keppel Land, Ltd.	17,737,000	$66,340,125
Hyflux, Ltd.	26,985,280	48,783,145
Total Singapore		115,123,270
PHILIPPINES: 1.5%
SM Prime Holdings, Inc.	341,950,817	88,824,476
Total Philippines		88,824,476
VIETNAM: 0.5%
Vietnam Dairy Products JSC	6,474,580	26,527,430
Total Vietnam		26,527,430
TOTAL INVESTMENTS: 96.0%		5,508,290,906
(Cost $3,762,274,960c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%		228,921,282
NET ASSETS: 100.0%		$5,737,212,188

a  Non-income producing security.

b  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

c  Cost for federal income tax purposes is $3,783,424,939 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,778,325,481
Gross unrealized depreciation	(53,459,514)
Net unrealized appreciation	$1,724,865,967

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 29

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$29.36	$29.36
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.15%	0.97%

Portfolio Statistics

Total # of Positions	62
Net Assets	$3.0 billion
Weighted Average Market Cap	$28.5 billion
Portfolio Turnover	9.98%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews China Fund gained 15.77% (Investor Class) and 15.82% (Institutional Class), outperforming its benchmark, the MSCI China Index, which gained 4.83%. For the fourth quarter, the Fund gained 0.52% (Investor Class) and 0.56% (Institutional Class) while the benchmark gained 0.70%. Overall, the Fund benefited most from its traditional focus on sectors that capture domestic consumption during the year. However, in the fourth quarter, consumer stocks corrected due to concerns over rising inflation, while commodity-related stocks rallied following the U.S. Federal Reserve's second round of quantitative easing which created abundant liquidity.

2010 was a year in which we observed China trying to maintain its economic growth amid Europe's debt crisis and uncertainties in the U.S. recovery. As its economy continued to grow rapidly in the face of such global uncertainties, China took action against the signs of overheating that were emerging. In the second half of the year, fighting inflation became the government's top priority as the consumer price index (CPI) rose from 1.5% at the beginning of the year to 5.1% in November. While food-related items were mostly to blame for the rising inflation, non-food core CPI growth has also been accelerating. In the meantime, wage growth has become an increasing burden for some companies in China, especially those with labor-intensive manufacturing that have seen wages climb. We are of the view that wage growth will ultimately boost China's domestic consumption and service-oriented companies stand to benefit. In selecting our portfolio holdings, we have avoided low-end manufacturers and focused more on service-oriented areas such as health care, insurance, software and education.

During the past year, broader Chinese equities underperformed most markets elsewhere in Asia. The Fund achieved better relative returns by focusing on domestic-oriented consumer areas. Stock selection in the consumer discretionary, financials, industrials and information technology sectors provided the best relative returns for the year. Our bottom-up approach and focus on companies with strong long-term corporate fundamentals that can deliver consistent earnings growth have resulted in a portfolio we believe can withstand a volatile environment better than the overall market.

The main contributors to performance during the year included Kingdee International Software Group, a company that provides Enterprise Resources Planning (ERP) solutions to a vast number of smaller companies as well as large enterprises in China. Taking advantage of its strong market position and increased product offerings, the company has benefited from a rapid growth in China's IT software spending. CSR Corp., a major manufacturer of high-speed locomotives and a key beneficiary of the rapid expansion in China's high-speed railway networks, was another strong performer. In addition, Lianhua Supermarket Holdings, which continued to deliver solid earnings growth and strengthened its leading industry position in eastern China during the year, also helped Fund performance.

The main detractors to Fund performance included sportswear retailer Li Ning and China High Speed Transmission Equipment Group, a wind power equipment maker. In recent years, Li Ning has expanded rapidly and now faces issues related to distribution. The company has been

(continued)

30 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -1.62%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MCHFX)	2/19/98	0.52%	15.77%	1.76%	24.20%	19.73%	13.70%
Institutional Class (MICFX)	10/29/10	0.56%	15.82%	1.78%	24.21%	19.74%	13.71%
MSCI China Index[3]		0.70%	4.83%	-5.71%	20.58%	14.21%	4.20%[4]
Lipper China Region Funds Category Average[5]		5.28%	13.66%	-3.63%	17.18%	12.97%	10.34%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	2.9%
CSR Corp., Ltd.	Industrials	2.8%
CNOOC, Ltd.	Energy	2.8%
Lianhua Supermarket Holdings Co., Ltd.	Consumer Staples	2.7%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.5%
BOC Hong Kong Holdings, Ltd.	Financials	2.5%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.4%
China Merchants Holdings International Co., Ltd.	Industrials	2.3%
Li & Fung, Ltd.	Consumer Discretionary	2.3%
Kingdee International Software Group Co., Ltd.	Information Technology	2.3%
% OF ASSETS IN TOP TEN		25.5%

CHINA EXPOSURE7

SAR (Hong Kong)	41.9%
H Share	30.5%
China-affiliated Corporations	17.1%
Overseas Listed	8.1%
B Share	1.4%
Cash and Other Assets, Less Liabilities	0.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as "Red Chips," are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

matthewsasia.com | 800.789.ASIA 31

SECTOR ALLOCATION (%)

Consumer Discretionary	22.6
Financials	19.8
Information Technology	13.4
Industrials	12.5
Consumer Staples	12.2
Energy	7.3
Utilities	4.8
Telecommunication Services	4.3
Health Care	2.2
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	73.8
Mid Cap ($1B–$5B)	23.8
Small Cap (under $1B)	1.5
Cash and Other Assets, Less Liabilities	0.9

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

restructuring its distribution platform, however, and we believe it should be able to overcome these issues.

While China High Speed Transmission benefits from China's push for alternative energy growth, the market became more crowded and competitive and resulted in some challenges for the company. However, we continue to be attracted to the firm's key strengths: its technology and scale of operations.

The Fund continues to maintain a low turnover approach as we focus on the long-term growth prospects of Chinese companies. During the year, we consolidated our portfolio and exited positions in such firms as Huaneng Power, Beijing Capital International Airport and Air Media, mainly due to uncertainties related to their growth outlook. We are placing greater emphasis on service-oriented companies that stand to benefit from increasing demand for services in China. Two of our Hong Kong holdings demonstrate how companies positioned to provide financial services to the mainland can substantially benefit from this trend. Hong Kong Exchanges and Clearing, Ltd., a long-term holding in the portfolio and the holding company for the Hong Kong Stock Exchange, had some notable achievements in 2010. Not only did the exchange see a major increase in stock trading volume, it also became the largest listing market based on fundraising size in the world, with a record high of US$57 billion raised in 2010. The majority of the newly listed companies were from mainland China. It is expected that Hong Kong will again be among the top IPO markets in 2011 with many mainland companies already waiting to be listed. Meanwhile, the Bank of China Hong Kong (BOC HK) is in a solid position to profit from the internationalization of the renminbi (RMB). China has recently demonstrated its determination to use Hong Kong as a base to offer more offshore RMB products in preparation for the internationalization of the currency. BOC HK is the sole RMB clearing bank in Hong Kong and is actively expanding RMB-related new businesses in Hong Kong. The company plays an important role in connecting the financial markets of Hong Kong and mainland China. We believe the bank's profits resulting from providing financial services to the mainland should see substantial growth going forward.

Looking ahead, some near-term economic uncertainties still exist. Policy risks related to reining in inflation and controlling overheating in the real estate market are two areas we are watching closely. In the meantime, the overall valuation of Chinese equities is currently slightly lower than historical averages. This partly reflects investors' concern over the uncertainties in the market.

2011 is the first year of China's 12th "Five-Year Plan." The government has laid out that over the next five years, it intends to shift more resources toward accelerating the transformation of its economy to become more reliant on domestic consumption. In addition, China aims to be more focused on the quality and sustainability of its growth. This bodes well for our long-term investment philosophy and we believe our portfolio is well-positioned to benefit from this major shift.

32 MATTHEWS ASIA FUNDS

Matthews China Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: CHINA/HONG KONG: 99.1%

	Shares	Value
CONSUMER DISCRETIONARY: 22.6%
Hotels, Restaurants & Leisure: 7.3%
Sands China, Ltd.[a]	25,269,200	$55,526,700
Ctrip.com International, Ltd. ADR[a]	1,335,700	54,029,065
Cafe' de Coral Holdings, Ltd.	17,914,100	44,296,650
Shangri-La Asia, Ltd.	15,453,600	41,950,257
Home Inns & Hotels Management, Inc. ADR[a]	507,300	20,779,008
		216,581,680
Multiline Retail: 3.5%
Golden Eagle Retail Group, Ltd.	26,496,000	65,312,804
Parkson Retail Group, Ltd.	26,044,500	40,141,662
		105,454,466
Textiles, Apparel & Luxury Goods: 2.8%
Ports Design, Ltd.	14,983,500	41,348,816
Li Ning Co., Ltd.	12,019,000	25,482,853
Glorious Sun Enterprises, Ltd.	33,994,000	15,700,708
		82,532,377
Distributors: 2.3%
Li & Fung, Ltd.	11,809,200	68,520,343
Automobiles: 2.2%
Dongfeng Motor Group Co., Ltd. H Shares	38,822,000	66,927,594
Specialty Retail: 2.1%
Belle International Holdings, Ltd.	37,766,000	63,843,819
Diversified Consumer Services: 1.8%
New Oriental Education & Technology Group, Inc. ADR[a]	505,200	53,162,196
Media: 0.6%
Television Broadcasts, Ltd.	3,270,000	17,669,308
Total Consumer Discretionary		674,691,783
FINANCIALS: 19.8%
Real Estate Management & Development: 6.8%
Swire Pacific, Ltd. A Shares	4,071,500	66,943,405
Hang Lung Group, Ltd.	9,166,000	60,259,186
China Vanke Co., Ltd. B Shares	34,264,750	42,319,576
China Resources Land, Ltd.	17,222,000	31,462,587
		200,984,754
Commercial Banks: 6.3%
BOC Hong Kong Holdings, Ltd.	21,662,000	73,713,449
China Merchants Bank Co., Ltd. H Shares	20,739,614	52,350,662
China Construction Bank Corp. H Shares	43,482,660	38,991,630
Bank of Communications Co., Ltd. H Shares	22,548,050	22,713,981
		187,769,722
	Shares	Value
Insurance: 4.6%
Ping An Insurance Group Co. of China, Ltd. H Shares	6,700,500	$74,911,673
China Life Insurance Co., Ltd. H Shares	12,671,000	51,757,957
China Life Insurance Co., Ltd. ADR	181,300	11,090,121
		137,759,751
Diversified Financial Services: 2.1%
Hong Kong Exchanges and Clearing, Ltd.	2,762,700	62,662,620
Total Financials		589,176,847
INFORMATION TECHNOLOGY: 13.4%
Internet Software & Services: 4.7%
Sina Corp.[a]	849,200	58,441,944
Tencent Holdings, Ltd.	2,334,900	50,736,493
NetEase.com, Inc. ADR[a]	851,400	30,778,110
		139,956,547
Computers & Peripherals: 2.8%
Lenovo Group, Ltd.	83,732,000	53,646,737
TPV Technology, Ltd.	45,168,000	28,822,725
		82,469,462
Software: 2.2%
Kingdee International Software Group Co., Ltd.†	120,330,000	67,496,758
Communications Equipment: 2.0%
ZTE Corp. H Shares	15,079,254	59,946,087
Electronic Equipment, Instruments & Components: 1.7%
Digital China Holdings, Ltd.	27,026,000	50,555,532
Total Information Technology		400,424,386
INDUSTRIALS: 12.5%
Machinery: 4.4%
CSR Corp., Ltd. H Shares	64,391,000	84,663,959
China National Materials Co., Ltd. H Shares	47,003,000	37,915,399
Sany Heavy Equipment International Holdings Co., Ltd.	5,281,000	7,786,159
		130,365,517
Transportation Infrastructure: 3.3%
China Merchants Holdings International Co., Ltd.	17,418,581	68,797,658
GZI Transport, Ltd.	49,687,000	28,765,889
		97,563,547
Airlines: 1.9%
Air China, Ltd. H Shares[a]	49,583,900	55,690,028
Electrical Equipment: 1.3%
China High Speed Transmission Equipment Group Co., Ltd.	24,750,000	38,337,536
Construction & Engineering: 0.8%
China Railway Construction Corp., Ltd. H Shares	20,975,500	25,258,682

matthewsasia.com | 800.789.ASIA 33

Matthews China Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Industrial Conglomerates: 0.8%
NWS Holdings, Ltd.	16,525,914	$25,088,229
Total Industrials		372,303,539
CONSUMER STAPLES: 12.2%
Food & Staples Retailing: 4.6%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	16,796,000	80,276,271
China Resources Enterprise, Ltd.	13,782,000	56,473,433
		136,749,704
Food Products: 4.0%
Tingyi (Cayman Islands) Holding Corp.	25,185,000	64,478,888
China Yurun Food Group, Ltd.	16,901,000	55,555,340
		120,034,228
Household & Personal Products: 1.9%
Hengan International Group Co., Ltd.	6,610,500	57,023,727
Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	9,707,000	50,827,874
Total Consumer Staples		364,635,533
ENERGY: 7.3%
Oil, Gas & Consumable Fuels: 5.6%
CNOOC, Ltd.	34,656,000	82,217,044
China Shenhua Energy Co., Ltd. H Shares	12,503,000	52,438,992
China Petroleum & Chemical Corp. (Sinopec) H Shares	32,904,000	31,495,183
		166,151,219
Energy Equipment & Services: 1.7%
China Oilfield Services, Ltd. H Shares	24,186,000	52,399,681
Total Energy		218,550,900
UTILITIES: 4.8%
Electric Utilities: 2.4%
Cheung Kong Infrastructure Holdings, Ltd.	15,431,500	70,677,414
Gas Utilities: 1.8%
Hong Kong & China Gas Co., Ltd.	23,045,653	54,317,153
Independent Power Producers & Energy Traders: 0.6%
China Longyuan Power Group Corp. H Shares[a]	19,836,000	18,144,550
Total Utilities		143,139,117
TELECOMMUNICATION SERVICES: 4.3%
Wireless Telecommunication Services: 2.9%
China Mobile, Ltd.	6,223,583	61,813,067
China Mobile, Ltd. ADR	489,600	24,293,952
		86,107,019
	Shares	Value
Diversified Telecommunication Services: 1.4%
China Communications Services Corp., Ltd. H Shares	68,376,000	$40,729,323
Total Telecommunication Services		126,836,342
HEALTH CARE: 2.2%
Health Care Providers & Services: 1.3%
Sinopharm Group Co., Ltd. H Shares	10,978,400	38,276,379
Health Care Equipment & Supplies: 0.9%
Mindray Medical International, Ltd. ADR	973,268	25,694,275
Total Health Care		63,970,654
TOTAL INVESTMENTS: 99.1%		2,953,729,101
(Cost $2,032,190,622b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		27,453,743
NET ASSETS: 100.0%		$2,981,182,844

a  Non-income producing security.

b  Cost for federal income tax purposes is $2,035,321,792 and net unrealized appreciation consists of:

Gross unrealized appreciation	$971,870,832
Gross unrealized depreciation	(53,463,523)
Net unrealized appreciation	$918,407,309

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew Foster

Co-Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$21.49	$21.48
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	59
Net Assets	$1.4 billion
Weighted Average Market Cap	$11.0 billion
Portfolio Turnover	6.14%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews India Fund gained 32.53% (Investor Class) and 32.52% (Institutional Class), while its benchmark, the Bombay Stock Exchange (BSE) 100 Index rose 21.89%, with most of the gains recorded in September. The Fund's relative outperformance during the year was driven by a broad selection of stocks weighted heavily in favor of higher quality small- and mid-size holdings across a broad spectrum of sectors, including financials, consumer discretionary and health care. For the first nine months of the year, stock-specific factors seemed to drive equity performance; however, toward the end of the year there was a rising correlation in individual stock returns as market-specific factors began gaining traction. That said, during the fourth quarter, the Fund returned –0.15% (Investor and Institutional Class) while its benchmark increased by 1.23%.

The factors that worked to the benefit of the portfolio during the first nine months of the year seemed to reverse course in the fourth quarter when larger-sized companies outperformed smaller ones. During the quarter, the Bombay Stock Exchange Small Cap Index lost –4.9%, compared to a gain of 2.5% for the NIFTY, an index of 50 stocks dominated by larger companies. The second half of the year also saw a string of scandals and allegations about opaque dealings between elected Indian officials and business leaders. In this skittish environment, investors seemed to favor the perceived safety of larger, more established companies.

The portfolio continues to maintain an all-capitalization approach, focusing on underlying fundamentals as the source of long-term returns. The Fund's investment in Exide Industries, a manufacturer of batteries used in various sectors, articulates our bottom-up approach to stock picking. Exide is the largest supplier of storage batteries to several Indian industries, including the automotive sector. We were attracted to Exide for its corporate transparency and higher degree of recurring revenues and cash flow—which are often hard to achieve via investments in infrastructure firms. The challenge for Exide's management actually lies in deploying the excess cash it generates from its underlying business, and this is something that we continue to monitor closely.

During the year, financials were a significant contributor to the absolute and relative performance of the portfolio. Much of the gains were driven by a re-rating of public sector banks in recognition of the better-than-expected resilience of their operating metrics. As the year progressed, the sustained pace of monetary tightening by India's central bank raised questions about net interest margins at many of these banks. Following an appreciation in stock prices and the prospect of a pickup in nonperforming loans, we are selectively favoring banks with stronger liability franchises.

The portfolio continues to maintain an overweight in the industrials and consumer discretionary sectors. Our allocation to industrials has increased over the past two years, as we have uncovered increasing evidence of supply constraints, which would support a pickup in investment spending. Furthermore, multinational companies are increasingly looking to India for an attractive manufacturing destination for products such as small cars. This raises the possibility of a steady rise in the country's investment to GDP ratio. Foreign direct investments have recently risen to about 2% of GDP from less than 1% a decade ago. Within industrials, our focus has been on companies that can generate sustainable returns from growth in

(continued)

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was -2.01%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	Since Inception
Investor Class (MINDX)	10/31/05	-0.15%	32.53%	-0.50%	17.15%	19.38%
Institutional Class (MIDNX)	10/29/10	-0.15%	32.52%	-0.50%	17.15%	19.38%
Bombay Stock Exchange 100 Index[3]		1.23%	21.89%	-4.33%	18.26%	21.69%
Lipper Emerging Markets Funds Category Average[4]		6.97%	19.54%	-2.61%	10.81%	13.27%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Exide Industries, Ltd.	Consumer Discretionary	3.6%
Gail India, Ltd.	Utilities	3.6%
Infosys Technologies, Ltd.	Information Technology	3.5%
HDFC Bank, Ltd.	Financials	3.2%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.2%
Container Corp. of India, Ltd.	Industrials	2.9%
ITC, Ltd.	Consumer Staples	2.9%
Tata Power Co., Ltd., Cnv., 1.750%, 11/21/2014	Utilities	2.8%
Crompton Greaves, Ltd.	Industrials	2.8%
ICICI Bank, Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		31.3%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

36 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

infrastructure investments and capital expenditures. In general, the Fund's holdings in this segment contributed to positive returns in 2010. A common theme was superior fundamental performance from mid-sized (rather than larger) companies, led by faster growth and higher profitability.

Within consumer-related sectors, we have invested in companies with solid brands and wide distribution reach. Many of these companies are small or mid-sized, and have substantial room to grow profitably. With modern retailing still not significant throughout the country, a good distribution network continues to serve as a barrier to entry. A good brand with scale and distribution can sustain profitability even during periods of commodity price hikes and heightened competition. That said, stocks in the consumer staples sector generated lackluster gains in 2010, reflecting investor concerns over the impact of inflation on corporate profitability.

Inflationary pressures continue to persist although it is important to note that the situation is most acute with food prices. Over time, the government's continuing efforts to provide incentives to farmers, such as subsidies for investing in irrigation facilities, are welcome steps that may ease the impact of weather-related disruptions. One of the portfolio's holdings, Jain Irrigation Systems is a likely beneficiary of this trend as it maintains its standing as the largest provider of irrigation facilities in India.

Toward the end of the year, oil prices began to rise, posing a real threat to companies and consumers in India, where 70% of oil demand is satisfied by imports. As we have written previously, even though the drivers of economic growth are domestic, the funding of this growth is precariously dependent on foreign capital, in particular, potentially erratic portfolio inflows. In 2010, foreign institutional investors poured about US$29 billion into India's equity markets, easily surpassing the previous high of nearly US$18 billion in 2007. There was also a negative outflow of approximately US$12 billion as recently as 2008.

Capital inflows into India are dependent on changes in the global risk appetite or disappointments in corporate earnings. After considering the progression of corporate earnings in 2009 with the first half of 2010, the outlook is for relatively more labored and sluggish growth. Rising interest rates and commodity prices, and higher-than-average valuations leave less room for shocks, and we approach the new year with some caution. Selectively, we are including foreign currency convertible bonds in the portfolio as we are attracted by the combination of yield and equity risk premium they offer. We believe they may offset an anticipated pickup in volatility in the Indian markets. At the same time, we continue to find smaller to mid-sized companies that are more appropriately priced, yet offer good longer-term growth opportunities. It is our view that the Indian economy remains one of the few globally with the potential to sustain, and even accelerate economic growth. In that context, any sharp declines may provide attractive entry points for patient long-term investors.

SECTOR ALLOCATION (%)

Financials	22.3
Industrials	17.4
Consumer Discretionary	10.6
Information Technology	9.5
Materials	9.0
Utilities	7.9
Consumer Staples	7.8
Health Care	7.0
Energy	3.0
Telecommunication Services	2.9
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	41.6
Mid Cap ($1B–$5B)	40.8
Small Cap (under $1B)	15.0
Cash and Other Assets, Less Liabilities	2.6

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 37

Matthews India Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 89.7%

	Shares	Value
FINANCIALS: 22.3%
Commercial Banks: 13.0%
ICICI Bank, Ltd.	1,195,000	$30,602,583
Allahabad Bank	5,619,668	28,390,540
HDFC Bank, Ltd.	488,033	25,608,772
Axis Bank, Ltd.	845,032	25,514,429
Corporation Bank	1,719,331	24,462,448
Oriental Bank of Commerce	2,471,834	22,404,882
HDFC Bank, Ltd. ADR	122,227	20,425,354
ICICI Bank, Ltd. ADR	178,283	9,028,251
		186,437,259
Real Estate Management & Development: 3.1%
Ascendas India Trust	35,540,000	25,754,627
Unitech, Ltd.	12,903,178	19,131,851
		44,886,478
Diversified Financial Services: 3.0%
Kotak Mahindra Bank, Ltd.	2,150,000	21,812,535
Infrastructure Development Finance Co., Ltd.	5,156,034	21,055,391
		42,867,926
Consumer Finance: 1.8%
Shriram Transport Finance Co., Ltd.	1,497,977	26,165,603
Thrifts & Mortgage Finance: 1.4%
Housing Development Finance Corp.	1,225,000	19,953,679
Total Financials		320,310,945
INDUSTRIALS: 17.4%
Machinery: 6.2%
Jain Irrigation Systems, Ltd.	5,830,635	27,409,135
Ashok Leyland, Ltd.	18,511,277	26,494,951
Thermax, Ltd.	1,078,128	21,014,032
AIA Engineering, Ltd.	1,540,836	13,992,093
		88,910,211
Road & Rail: 2.9%
Container Corp. of India, Ltd.	1,465,386	41,525,005
Electrical Equipment: 2.8%
Crompton Greaves, Ltd.	5,857,500	40,602,306
Building Products: 1.8%
Sintex Industries, Ltd.	6,366,502	25,934,437
Construction & Engineering: 1.6%
Larsen & Toubro, Ltd.	501,660	22,205,313
Industrial Conglomerates: 1.1%
MAX India, Ltd.[a]	4,813,102	15,887,596
Transportation Infrastructure: 1.0%
Gujarat Pipavav Port, Ltd.[a]	10,550,000	14,569,216
Total Industrials		249,634,084
	Shares	Value
CONSUMER DISCRETIONARY: 10.6%
Media: 4.4%
Sun TV Network, Ltd.	2,405,127	$28,287,069
Jagran Prakashan, Ltd.	5,908,207	17,520,480
HT Media, Ltd.	3,018,943	9,857,222
Dish TV India, Ltd.[a]	4,737,097	7,537,615
		63,202,386
Auto Components: 3.7%
Exide Industries, Ltd.	14,001,491	52,260,960
Textiles, Apparel & Luxury Goods: 1.4%
Titan Industries, Ltd.	254,691	20,476,382
Hotels, Restaurants & Leisure: 1.1%
Indian Hotels Co., Ltd.	7,524,840	16,256,280
Total Consumer Discretionary		152,196,008
INFORMATION TECHNOLOGY: 9.2%
IT Services: 5.8%
CMC, Ltd.	557,827	33,605,599
Infosys Technologies, Ltd.	413,281	31,819,818
Infosys Technologies, Ltd. ADR	238,179	18,120,658
		83,546,075
Internet Software & Services: 2.1%
Info Edge India, Ltd.	2,013,454	29,757,153
Software: 1.3%
Polaris Software Lab, Ltd.	3,700,318	14,444,605
Financial Technologies India, Ltd.	240,752	4,812,079
		19,256,684
Total Information Technology		132,559,912
CONSUMER STAPLES: 7.8%
Personal Products: 4.9%
Dabur India, Ltd.	13,879,430	31,117,362
Emami, Ltd.	3,077,712	27,783,036
Marico, Ltd.	4,549,720	12,179,391
		71,079,789
Tobacco: 2.9%
ITC, Ltd.	10,630,000	41,519,166
Total Consumer Staples		112,598,955
HEALTH CARE: 7.0%
Pharmaceuticals: 7.0%
Sun Pharmaceutical Industries, Ltd.	4,202,300	45,575,431
Glenmark Pharmaceuticals, Ltd.	3,653,091	29,582,562
Cipla India, Ltd.	3,003,275	24,837,551
Total Health Care		99,995,544

38 MATTHEWS ASIA FUNDS

Matthews India Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 6.1%
Chemicals: 4.9%
Asian Paints, Ltd.	547,500	$35,247,417
Castrol India, Ltd.	2,216,098	22,711,102
Grasim Industries, Ltd.	224,459	11,759,814
		69,718,333
Metals & Mining: 1.2%
NMDC, Ltd.	2,820,923	17,575,962
Total Materials		87,294,295
UTILITIES: 5.1%
Gas Utilities: 3.5%
Gail India, Ltd.	4,469,751	51,244,948
Electric Utilities: 1.6%
CESC, Ltd.	2,765,920	22,580,769
Total Utilities		73,825,717
ENERGY: 3.0%
Oil, Gas & Consumable Fuels: 3.0%
Reliance Industries, Ltd.	1,325,742	31,389,088
Chennai Petroleum Corp., Ltd.	2,064,744	11,416,928
Coal India, Ltd.[a]	106,550	750,008
Total Energy		43,556,024
TELECOMMUNICATION SERVICES: 1.2%
Wireless Telecommunication Services: 1.2%
Bharti Airtel, Ltd.	2,194,382	17,608,057
Total Telecommunication Services		17,608,057
TOTAL COMMON EQUITIES		1,289,579,541
(Cost $869,360,062)

INTERNATIONAL BONDS: 7.7%

	Face Amount	Value
MATERIALS: 2.9%
Metals & Mining: 2.9%
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	$19,000,000	$21,707,500
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	20,500,000	19,833,750
Total Materials		41,541,250
UTILITIES: 2.8%
Electric Utilities: 2.8%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	35,000,000	40,722,500
Total Utilities		40,722,500
TELECOMMUNICATION SERVICES: 1.7%
Wireless Telecommunication Services: 1.7%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	20,500,000	24,113,125
Total Telecommunication Services		24,113,125
INFORMATION TECHNOLOGY: 0.3%
Software: 0.3%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	2,500,000	3,450,000
Total Information Technology		3,450,000
TOTAL INTERNATIONAL BONDS		109,826,875
(Cost $109,545,102)
TOTAL INVESTMENTS: 97.4%		1,399,406,416
(Cost $978,905,164b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		37,604,236
NET ASSETS: 100.0%		$1,437,010,652

a  Non-income producing security.

b  Cost for federal income tax purposes is $990,064,476 and net unrealized appreciation consists of:

Gross unrealized appreciation	$446,888,468
Gross unrealized depreciation	(37,546,528)
Net unrealized appreciation	$409,341,940

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 39

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$12.53	$12.53
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.30%	1.08%

Portfolio Statistics

Total # of Positions	58
Net Assets	$67.8 million
Weighted Average Market Cap	$12.9 billion
Portfolio Turnover	46.29%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Japan Fund gained 19.58% (Investor and Institutional Class), while its benchmark, the MSCI Japan Index rose 15.59%. For the fourth quarter, the Fund returned 13.74% (Investor and Institutional Class), compared with 12.13% for the benchmark.

Japan's stock market got off to a good start in 2010, performing on par with other major global markets during the first half of the year. But by the middle of the year, we saw a weakening of the U.S. dollar against the yen, which dealt a blow to the Japanese market. The prevailing theory has been that a strong yen weakens the earnings power of Japanese exporters. While a strengthened yen was indeed a concern for the market during the year, many observers were surprised to find an improved earnings outlook for many Japanese companies. We believe this resulted mainly from rigorous corporate cost-cutting aimed at combating the rising yen. For example, Nissan Motor aggressively cut operating expenses during the year. Previously, one of Nissan's popular passenger cars had been manufactured exclusively in Japan for sale in Japan. But in 2010 the company began manufacturing this model in Thailand for sale in Japan—a new approach not taken before by a Japanese automaker. This greatly benefited Nissan's profit margin.

During the year, the Fund's all-capitalization strategy served it well as both larger global and smaller domestic firms contributed to performance. In particular, the Fund continued to benefit primarily from stock selection and the performance of smaller and mid-sized holdings. As we have continued to seek domestically oriented, small-cap companies with strong growth prospects, we have found compelling investment cases in the Internet and mobile telecommunications industries. Dena and Gree, both social networking service providers, are two such companies in which we have seen impressive growth. Dena owns and operates a social networking platform that offers interactive mobile games, cell phone novels and other applications. Gree, which boasts more than 20 million users, offers similar services. Though both firms have seen growth come mainly from Japanese users, opportunities for overseas growth have come as new applications for smartphones have developed.

Internet media company Kakaku.com, is another domestic growth company and one of the portfolio's largest holdings. The firm operates websites including a restaurant and gourmet food review site, which attracts more than 22 million users. Within the past two years, the site has attracted 5 million new mobile phone users and the growing popularity of smartphones should offer Kakaku.com further growth opportunities. The company has grown well on the back of an ongoing shift from traditional to online advertising. In the past two years, the firm's market capitalization has doubled and earnings have grown 30% to 40% a year since 2008.

Another highlight for the year was the sharp recovery of Japan's real estate investment trusts (J-REITs), which are attracting more of Japan's retirees due to their relatively high dividend yield and medium risk profile. The bulk of our J-REIT holdings, in particular United Urban Investment and Advance Residence Investment, positively contributed to performance.

(continued)

40 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 11.22%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MJFOX)	12/31/98	13.74%	19.58%	-1.95%	-4.72%	0.75%	4.39%
Institutional Class (MIJFX)	10/29/10	13.74%	19.58%	-1.95%	-4.72%	0.75%	4.39%
MSCI Japan Index[3]		12.13%	15.59%	-4.47%	-2.33%	1.14%	2.23%
Tokyo Stock Price Index[3]		10.73%	13.86%	-3.89%	-3.26%	1.04%	2.42%
Lipper Japanese Funds Category Average[4]		12.73%	12.43%	-7.69%	-8.92%	-3.12%	2.90%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definitions.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	3.7%
ORIX Corp.	Financials	3.0%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.0%
Yamaha Motor Co., Ltd.	Consumer Discretionary	2.7%
Japan Tobacco, Inc.	Consumer Staples	2.6%
Nidec Corp.	Industrials	2.6%
Kakaku.com, Inc.	Information Technology	2.6%
Komatsu, Ltd.	Industrials	2.5%
Goldcrest Co., Ltd.	Financials	2.5%
Pigeon Corp.	Consumer Staples	2.4%
% OF ASSETS IN TOP TEN		27.6%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 41

SECTOR ALLOCATION (%)

Industrials	22.1
Financials	20.0
Information Technology	16.1
Consumer Discretionary	15.1
Health Care	7.4
Consumer Staples	7.0
Materials	6.2
Telecommunication Services	4.1
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)6

Large Cap (over $5B)	45.0
Mid Cap ($1B–$5B)	30.0
Small Cap (under $1B)	23.0
Cash and Other Assets, Less Liabilities	2.0

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

During the year, we also noted a trend among some Japanese companies toward becoming less reliant on the domestic economy. They sought new growth strategies, with some investing aggressively overseas, particularly elsewhere in Asia. We saw record highs in cross-border merger and acquisition activity, fueled by these new corporate initiatives. One such company, Nabtesco—a manufacturer of hydraulic equipment, aircraft components and braking systems for railways—was the Fund's main contributor to performance during the year. As a long-time supplier of components to China's rail network, this small-capitalization firm has benefited from the rapid expansion of China's high-speed railways. In December, Nabtesco announced plans to establish a joint venture in China's Jiangsu Province to manufacture railcar brake and door systems for Chinese high-speed trains. Nabtesco already supplies a dominant share of the brake and door systems used in Japan's bullet trains, and believes that establishing a local presence in China will help it win supply contracts for high-speed-rail and subway equipment as the Chinese government has aggressive plans to expand its urban transport networks.

Among the portfolio's worst performers for the year were three of our long-term holdings, which are also some of our largest holdings—Japan Steel Works, Pigeon and Toshiba. We find Toshiba, which owns Westinghouse Electric Company, compelling as a major player in the nuclear power industry. However, financial troubles that hampered U.S. nuclear projects during the year also impacted Toshiba. While it was disappointing to see some of the portfolio's top holdings among the major detractors, their combined negative contribution was far less than the total contribution made by our three top contributors.

Looking ahead, we are optimistic about the direction of select Japanese companies. Japanese stocks rallied strongly from mid-year lows, and we expect this momentum should continue for the near-term as corporate earnings strengthen. We are also very encouraged to see companies establishing themselves abroad in an effort to be less tied to the domestic economy. We have been seeing a shift in Japan's corporate mindset from low-margin, low-growth models to higher margin growth opportunities.

Perhaps discouraged from Japan's prolonged stagnation, Japanese companies during the year seemed to be pushed to dramatically change their mindset and come up with new proactive growth strategies. We will continue to look for companies with this new mindset and clear growth agendas, and are optimistic that we will find more companies undergoing this transition.

42 MATTHEWS ASIA FUNDS

Matthews Japan Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: JAPAN: 98.0%

	Shares	Value
INDUSTRIALS: 22.1%
Machinery: 11.1%
Komatsu, Ltd.	56,300	$1,703,770
Nabtesco Corp.	60,000	1,279,961
Kubota Corp.	132,000	1,250,252
Hoshizaki Electric Co., Ltd.	66,100	1,225,280
The Japan Steel Works, Ltd.	106,000	1,107,131
FANUC CORP.	6,400	982,978
		7,549,372
Trading Companies & Distributors: 5.6%
ITOCHU Corp.	246,200	2,492,627
Marubeni Corp.	188,000	1,322,183
		3,814,810
Electrical Equipment: 2.6%
Nidec Corp.	17,300	1,749,390
Construction & Engineering: 1.8%
Toshiba Plant Systems & Services Corp.	86,000	1,235,078
Commercial Services & Supplies: 1.0%
JP-Holdings, Inc.	32,600	644,853
Total Industrials		14,993,503
FINANCIALS: 20.0%
Diversified Financial Services: 4.9%
ORIX Corp.	20,720	2,039,079
IBJ Leasing Co., Ltd.	52,100	1,312,286
		3,351,365
Real Estate Management & Development: 4.6%
Goldcrest Co., Ltd.	64,800	1,694,425
Kenedix, Inc.[a]	4,725	1,438,625
		3,133,050
Real Estate Investment Trusts: 4.5%
United Urban Investment Corp., REIT	1,102	1,408,888
Advance Residence Investment Corp., REIT[a]	363	812,827
BLife Investment Corp., REIT	109	808,203
		3,029,918
Capital Markets: 3.0%
Jafco Co., Ltd.	47,400	1,377,805
Nomura Holdings, Inc.	98,500	624,800
		2,002,605
Commercial Bank: 2.1%
Mitsubishi UFJ Financial Group, Inc.	263,100	1,422,600
Insurance: 0.9%
Anicom Holdings, Inc.[a]	16,300	614,337
Total Financials		13,553,875
	Shares	Value
INFORMATION TECHNOLOGY: 16.1%
Electronic Equipment, Instruments & Components: 9.0%
Hamamatsu Photonics, K.K.	40,100	$1,465,905
Murata Manufacturing Co., Ltd.	18,500	1,296,527
Kyocera Corp.	11,400	1,164,010
Keyence Corp.	3,797	1,099,956
Nippon Electric Glass Co., Ltd.	75,000	1,082,646
		6,109,044
Internet Software & Services: 3.6%
Kakaku.com, Inc.	293	1,743,060
Gree, Inc.	52,000	661,609
		2,404,669
Computers & Peripherals: 1.8%
Toshiba Corp.	219,000	1,192,240
IT Services: 1.3%
GMO Payment Gateway, Inc.	370	910,987
Software: 0.4%
Nintendo Co., Ltd.	1,000	293,509
Total Information Technology		10,910,449
CONSUMER DISCRETIONARY: 15.1%
Automobiles: 7.0%
Nissan Motor Co., Ltd.	212,200	2,020,330
Yamaha Motor Co., Ltd.[a]	112,200	1,828,311
Honda Motor Co., Ltd.	22,800	902,845
		4,751,486
Specialty Retail: 2.9%
Point, Inc.	21,620	949,320
Asahi Co., Ltd.	49,800	674,714
Fast Retailing Co., Ltd.	2,300	366,289
		1,990,323
Household Durables: 1.9%
Rinnai Corp.	20,500	1,252,371
Auto Components: 1.1%
Koito Manufacturing Co., Ltd.	48,000	750,831
Diversified Consumer Services: 1.1%
Benesse Holdings, Inc.	16,100	741,643
Internet & Catalog Retail: 1.1%
Dena Co., Ltd.	20,300	728,090
Total Consumer Discretionary		10,214,744
HEALTH CARE: 7.4%
Health Care Equipment & Supplies: 5.2%
Asahi Intecc Co., Ltd.	70,800	1,263,569
Sysmex Corp.	17,900	1,241,249
Mani, Inc.	27,500	1,043,232
		3,548,050

matthewsasia.com | 800.789.ASIA 43

Matthews Japan Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
Health Care Providers & Services: 1.6%
Ship Healthcare Holdings, Inc.	81,400	$1,067,755
Pharmaceuticals: 0.6%
Otsuka Holdings Co., Ltd.[a]	15,600	384,284
Total Health Care		5,000,089
CONSUMER STAPLES: 7.0%
Tobacco: 2.6%
Japan Tobacco, Inc.	483	1,787,677
Household Products: 2.4%
Pigeon Corp.	48,700	1,655,524
Food & Staples Retailing: 1.0%
Daikokutenbussan Co., Ltd.	19,200	669,008
Food Products: 1.0%
Hokuto Corp.	27,800	646,121
Total Consumer Staples		4,758,330
MATERIALS: 6.2%
Chemicals: 5.4%
Denki Kagaku Kogyo, K.K.	315,000	1,497,598
Kanto Denka Kogyo Co., Ltd.	141,000	1,134,044
Kansai Paint Co., Ltd.	107,000	1,035,866
		3,667,508
Metals & Mining: 0.8%
Hitachi Metals, Ltd.	48,000	576,426
Total Materials		4,243,934
TELECOMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 4.1%
NTT DoCoMo, Inc.	693	1,210,339
Softbank Corp.	28,100	972,892
KDDI Corp.	105	606,540
Total Telecommunication Services		2,789,771
TOTAL INVESTMENTS: 98.0%		66,464,695
(Cost $52,814,247b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		1,344,999
NET ASSETS: 100.0%		$67,809,694

a  Non-income producing security.

b  Cost for federal income tax purposes is $54,871,123 and net unrealized appreciation consists of:

Gross unrealized appreciation	$14,785,045
Gross unrealized depreciation	(3,191,473)
Net unrealized appreciation	$11,593,572

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

44 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.14	$5.14
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.21%	0.91%

Portfolio Statistics

Total # of Positions	56
Net Assets	$167.0 million
Weighted Average Market Cap	$21.4 billion
Portfolio Turnover	39.05%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Gross expense ratio for Institutional Class is annualized. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For year ending December 31, 2010, the Matthews Korea Fund gained 21.86% (Investor and Institutional Class), while its benchmark, the Korea Composite Stock Price Index (KOSPI), returned 25.95%. The Fund largely underperformed the benchmark due to its significant underweight in cyclical industrials, such as shipbuilding, which performed well during the year. In the fourth quarter, the Fund rose 10.34% (Investor and Institutional Class) while its benchmark returned 10.04%.

The Fund seeks opportunities in Korean companies, primarily in the consumer discretionary, information technology and financial sectors, and will continue to underweight industrials due to their tendency for cyclicality and swings in earnings. We also continue to be wary of heavy industrials due to rising competition from China. While the year was one of general recovery, it was not without volatility. Some of the region's most unsettling political news in 2010 involved attacks on South Korea—first in March when a naval ship was sunk in disputed waters, and again in November when the South Korean island of Yeonpyeong was hit by 100 rounds of artillery fire from the North. While markets initially reacted negatively following each attack, they regained momentum quickly and overall market impact was limited. North Korea has been seeking to transition its leadership as its ailing, longtime ruler, Kim Jong Il, prepares to hand control of the regime over to his son Kim Jeong Un. Some officials and commentators believe the high profile attacks in 2010 may have been an attempt to draw attention to Kim's succession plans. Since the Korean War ended in armistice in 1953, South Korea has suffered various attacks from North Korea—each one deemed worse than the last. Should conditions on the Korean peninsula further worsen, both sides stand to lose much. However, the possibility that the North's succession plans may lead to different policies also offers a glimmer of hope, particularly if North Korea should decide to follow in the paths of China and Vietnam and reform and open its economy. The potential benefit of such a move to the South Korean economy could be enormous. South Korean companies could gain access to cheaper labor as well as to a new consumer market. For the time being, however, the North Korean regime remains unpredictable and threats to the South remain among the biggest risks to both the South Korean economy and the region.

During the year, companies continued to see earnings recover following the global financial crisis. Some firms even saw earnings climb higher than pre-crisis levels, and we saw encouraging developments across the board from companies of all sizes. Large Korean conglomerates, such as Hyundai Motor and Kia Motors, continued to gain global market share, backed by improved product quality and brand image. Both car companies also maintained lower sales incentives than the industry average. Notably, Kia Motors made great strides and gained market share domestically becoming the number two car company in Korea after Hyundai Motor. Although some in the U.S. still view Hyundai and Kia vehicles as cheaper alternatives to Japanese and European brands, Hyundai's reputation for quality and design has risen; it continued to lead sales in the passenger car segments of both China and India. Newer models of Hyundai and Kia vehicles received solid reviews during the year from both industry experts and consumers.

(continued)

matthewsasia.com | 800.789.ASIA 45

PERFORMANCE AS OF DECEMBER 31, 2010

Institutional Class Shares were first offered on October 29, 2010. Performance since that date was 8.51%. Performance for the Institutional Class shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	Inception Date	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Investor Class (MAKOX)	1/3/95	10.34%	21.86%	-2.05%	4.77%	19.83%	5.80%
Institutional Class (MIKOX)	10/29/10	10.34%	21.86%	-2.05%	4.77%	19.83%	5.80%
Korea Composite Stock Price Index[3]		10.04%	25.95%	-2.49%	7.41%	18.52%	3.66%
Lipper Pacific ex Japan Funds Category Average[4]		5.80%	20.57%	-0.16%	12.50%	13.24%	7.00%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 12/31/94.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	13.1%
Shinhan Financial Group Co., Ltd.	Financials	3.3%
POSCO	Materials	3.3%
Kia Motors Corp.	Consumer Discretionary	3.1%
Dongbu Insurance Co., Ltd.	Financials	2.9%
KB Financial Group, Inc.	Financials	2.9%
LG Chem, Ltd.	Materials	2.8%
Kiwoom Securities Co., Ltd.	Financials	2.7%
SK Telecom Co., Ltd.	Telecommunication Services	2.5%
Hyundai Mobis	Consumer Discretionary	2.5%
% OF ASSETS IN TOP TEN		39.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

46 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

During the year, we continued to see encouraging developments from smaller Korean companies that have been building strong positions in emerging countries, particularly China, just as Korea's larger companies have long done. Amorepacific, for example, a long-time holding of the Fund and a leading cosmetics firm in Korea, has successfully penetrated China's market. It began building its presence in China many years ago and during the year we have seen its efforts finally making a meaningful contribution to the company's growth. Amorepacific is expected to launch a high-end herbal line early next year in China as well, where it already has an established mid-range line, and the company also received a license to operate sales door-to-door in China's major urban areas. The firm is just one example of many smaller Korean companies making successful inroads into China's vast market. We expect this trend to continue, particularly since Korean and Chinese consumers tend to share similar cultural and consumer tastes, and Korean products are perceived by Chinese consumers to have better image than Chinese brands.

On a sector basis, the Fund's consumer discretionary holdings, helped by automobile-related firms, were the biggest contributors to Fund performance. Consumer stocks in general were helped by an increase in domestic consumer spending—department store sales recorded positive year-over-year growth—and robust exports, particularly to emerging countries. Korea's information technology sector also performed well, benefiting from the overall global recovery. In particular, fast-growth segments such as smartphones and rechargeable batteries, helped technology holdings in the portfolio. Non-banking financials holdings also performed well, especially brokerage firms and non-life insurance companies, on the back of a strong stock market and attractive valuations, respectively.

Pharmaceutical firms within the health care sector, on the other hand, underperformed relative to the benchmark and detracted from Fund performance. Korean pharmaceutical companies have generally been making a shift to become more research and development focused to increase sales from new drugs, whereas they were previously more focused on sales and marketing of generic drugs, and we continue to believe in their long-term growth. Korea's banking industry also underperformed this year due to uncertainties regarding government-led restructuring. Valuations for Korean banks, however, remain low relative to other banks in the region and we continue to hold them in our portfolio.

During the year, Korea's currency, the won, also strengthened against the U.S. dollar but remained lower than its pre-financial crisis level. Barring any further global financial troubles, the market consensus is for the won to appreciate. However, a rapid appreciation of the won could harm the competitiveness of exporters and adversely impact the market. Higher-than-expected rates of inflation may also pose near-term risks. In order to help stabilize Korea's currency we believe a further deepening of the domestic credit market is needed. An over-dependence on foreign credit markets can lead to higher relative volatility in the currency, particularly during times of crisis.

The Fund's overall strategy remains largely unchanged, and we will continue to focus on sustainability and steady earnings growth as well as generating long-term total return for shareholders.

SECTOR ALLOCATION (%)

Consumer Discretionary	23.1
Financials	21.0
Information Technology	20.7
Materials	9.7
Industrials	7.7
Consumer Staples	6.9
Telecommunication Services	3.7
Health Care	3.3
Energy	2.2
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	62.9
Mid Cap ($1B–$5B)	24.9
Small Cap (under $1B)	10.5
Cash and Other Assets, Less Liabilities	1.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 47

Matthews Korea Fund  December 31, 2010

Schedule of Investmentsa

COMMON EQUITIES: SOUTH KOREA: 94.9%

	Shares	Value
CONSUMER DISCRETIONARY: 20.9%
Automobiles: 5.3%
Kia Motors Corp.	116,280	$5,179,584
Hyundai Motor Co.	23,833	3,638,811
		8,818,395
Hotels, Restaurants & Leisure: 4.6%
Shinsegae Food Co., Ltd.	36,886	3,149,399
Modetour Network, Inc.	82,298	2,569,239
Grand Korea Leisure Co., Ltd.	111,360	2,024,566
		7,743,204
Auto Components: 3.9%
Hyundai Mobis	16,724	4,187,291
Hankook Tire Co., Ltd.	85,150	2,380,691
		6,567,982
Multiline Retail: 2.3%
Hyundai Department Store Co., Ltd.	31,508	3,872,741
Media: 1.6%
Cheil Worldwide, Inc.	215,750	2,629,168
Household Durables: 1.6%
LG Electronics, Inc.[b]	25,084	2,602,238
Internet & Catalog Retail: 1.1%
Hyundai Home Shopping Network Corp.[b]	19,947	1,801,540
Diversified Consumer Services: 0.5%
MegaStudy Co., Ltd.	5,809	899,335
Total Consumer Discretionary		34,934,603
INFORMATION TECHNOLOGY: 20.7%
Semiconductors & Semiconductor Equipment: 13.1%
Samsung Electronics Co., Ltd.	26,224	21,900,612
Electronic Equipment, Instruments & Components: 4.4%
LG Display Co., Ltd. ADR	151,100	2,682,025
Uju Electronics Co., Ltd.	86,724	2,531,032
Samsung Electro-Mechanics Co., Ltd.	19,074	2,079,320
		7,292,377
Internet Software & Services: 3.2%
NHN Corp.[b]	16,825	3,358,594
Daum Communications Corp.[b]	29,573	2,007,516
		5,366,110
Total Information Technology		34,559,099
FINANCIALS: 19.8%
Commercial Banks: 7.8%
Shinhan Financial Group Co., Ltd.	120,138	5,586,299
Hana Financial Group, Inc.	68,900	2,622,283
KB Financial Group, Inc.	47,099	2,477,144
KB Financial Group, Inc. ADR	43,853	2,319,385
		13,005,111
	Shares	Value
Insurance: 6.4%
Dongbu Insurance Co., Ltd.	123,980	$4,908,234
Samsung Fire & Marine Insurance Co., Ltd.	19,200	3,799,102
Hyundai Marine & Fire Insurance Co., Ltd.	85,560	1,969,336
		10,676,672
Capital Markets: 4.6%
Kiwoom Securities Co., Ltd.	87,287	4,453,489
Samsung Securities Co., Ltd.	41,530	3,213,752
		7,667,241
Diversified Financial Services: 1.0%
NICE Information Service Co., Ltd.	62,489	1,701,392
Total Financials		33,050,416
MATERIALS: 9.7%
Chemicals: 5.5%
LG Chem, Ltd.	13,423	4,621,688
Hyosung Corp.	27,709	2,583,209
OCI Materials Co., Ltd.	21,729	1,960,482
		9,165,379
Metals & Mining: 3.7%
POSCO ADR	40,300	4,339,907
POSCO	2,586	1,104,715
Poongsan Corp.	19,320	815,450
		6,260,072
Containers & Packaging: 0.5%
Lock & Lock Co., Ltd.	24,740	786,312
Total Materials		16,211,763
INDUSTRIALS: 7.7%
Construction & Engineering: 3.7%
Samsung Engineering Co., Ltd.	16,905	2,857,210
Hyundai Engineering & Construction Co., Ltd.	30,047	1,913,565
HanmiParsons Co., Ltd.	120,600	1,448,451
		6,219,226
Industrial Conglomerates: 1.3%
Samsung Techwin Co., Ltd.	23,864	2,174,016
Commercial Services & Supplies: 1.3%
KEPCO Plant Service & Engineering Co., Ltd.	32,958	1,522,825
S1 Corp.	12,442	613,754
		2,136,579
Building Products: 0.7%
LG Hausys, Ltd.[b]	15,983	1,226,234
Electrical Equipment: 0.7%
LS Corp.	12,492	1,170,879
Total Industrials		12,926,934

48 MATTHEWS ASIA FUNDS

Matthews Korea Fund  December 31, 2010

Schedule of Investmentsa (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
CONSUMER STAPLES: 6.9%
Household Products: 1.6%
LG Household & Health Care, Ltd.	7,703	$2,648,609
Personal Products: 1.5%
Amorepacific Corp.	2,553	2,563,990
Food Products: 1.5%
Orion Corp.	7,399	2,514,450
Food & Staples Retailing: 1.2%
Shinsegae Co., Ltd.	3,588	1,941,168
Tobacco: 1.1%
KT&G Corp.	32,948	1,878,550
Total Consumer Staples		11,546,767
TELECOMMUNICATION SERVICES: 3.7%
Wireless Telecommunication Services: 2.5%
SK Telecom Co., Ltd. ADR	119,700	2,230,011
SK Telecom Co., Ltd.	12,990	1,981,651
		4,211,662
Diversified Telecommunication Services: 1.2%
KT Corp.	48,404	1,965,812
Total Telecommunication Services		6,177,474
HEALTH CARE: 3.3%
Pharmaceuticals: 3.3%
Yuhan Corp.	20,600	3,146,704
Dong-A Pharmaceutical Co., Ltd.	21,186	2,296,130
Total Health Care		5,442,834
ENERGY: 2.2%
Oil, Gas & Consumable Fuels: 2.2%
SK Energy Co., Ltd.	21,588	3,685,283
Total Energy		3,685,283
TOTAL COMMON EQUITIES		158,535,173
(Cost $105,970,597)

PREFERRED EQUITIES: SOUTH KOREA: 3.4%

	Shares	Value
CONSUMER DISCRETIONARY: 2.2%
Automobiles: 2.2%
Hyundai Motor Co., Ltd., 2nd Pfd.	65,704	$3,668,528
Total Consumer Discretionary		3,668,528
FINANCIALS: 1.2%
Insurance: 1.2%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	24,840	1,915,622
Total Financials		1,915,622
TOTAL PREFERRED EQUITIES		5,584,150
(Cost $4,024,327)
TOTAL INVESTMENTS: 98.3%		164,119,323
(Cost $109,994,924c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		2,874,542
NET ASSETS: 100.0%		$166,993,865

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $110,459,348 and net unrealized appreciation consists of:

Gross unrealized appreciation	$55,351,082
Gross unrealized depreciation	(1,691,107)
Net unrealized appreciation	$53,659,975

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 49

ASIA SMALL COMPANY STRATEGY

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$21.16
Initial Investment	$2,500
Gross Expense Ratio	1.59%
After Fee Waiver, Reimbursement and Recoupment[1]	1.63%

Portfolio Statistics

Total # of Positions	79
Net Assets	$547.1 million
Weighted Average Market Cap	$1.4 billion
Portfolio Turnover	23.99%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Small Companies Fund. Please see page 91 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Asia Small Companies Fund gained 35.54%, outperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which returned 24.61%. For the fourth quarter, the Fund rose 6.80% while the index returned 6.39%.

Asian equity markets ended the year with a strong fourth quarter, during which liquidity and capital flows to the region remained buoyant and IPO activity surged. The debate over the potential effects of the U.S. Federal Reserve's quantitative easing moves remained in the spotlight, with particular regard to its implications on the U.S. dollar, rising commodity prices and global inflation. From Asia's perspective, inflationary pressures may be further exacerbated by an influx of capital inflows, and some Asian nations have grown increasingly vocal about curbing inflation and enacting monetary tightening policies.

For the most part, Asian markets were also impacted by the volatility in the global macroeconomic environment during the year. Concerns over Europe's debt crisis led to panic and sharp market corrections in May and November. To be sure, Asia suffered its own setbacks. In April, there was a sudden escalation in Thailand's ongoing political unrest; in November, North and South Korea exchanged military fire, and late in the year, a series of corruption scandals involving Indian politicians and officials also highlighted risks and challenges for the region. However, despite these external forces, Asia's underlying economic fundamentals and growth prospects remained resilient due to strong corporate and household balance sheets.

The Fund has maintained an emphasis on investing in high quality companies that we believe can show consistent growth by taking advantage of the region's rising long-term consumption. Identifying companies with strong fundamentals and a sustainable competitive advantage helped drive the Fund's outperformance relative to its benchmark during the year. This approach has also helped the Fund weather market downturns. As small-capitalization companies tend to have fewer resources to cope with external shocks, we believe that selecting solid business operators is, and will continue to be, an essential step in mitigating risk.

That said, valuations for quality companies—particularly in consumer-related industries—have risen to slightly above historical averages. While we do not believe that valuations are in "bubble" territory, we became more critical of valuations toward the second half of the year. We have sold out of holdings with high earnings multiples that have grown larger in capitalization, in exchange for smaller companies with more attractive valuations, given their long-term growth prospects. One such example was the replacement of Shandong Weigao Group Medical Polymer with China Kanghui. Shandong Weigao is a leading Chinese medical consumables manufacturer, and a holding in the Fund since its inception. Over the years, Shandong Weigao has demonstrated consistent growth and a broadening of its product portfolio. As a result, the stock's earnings multiple has expanded substantially to the point that its valuations are not as attractive relative to peers. Meanwhile, China Kanghui, a manufacturer of orthopedic implant products, is compelling as we believe that it offers exposure to China's growing health care spending at more attractive valuations. China Kanghui has a history of being an original equipment manufacturer for global orthopedic device makers, which helps ensure its

(continued)

Closed to most new investors as of November 12, 2010.

50 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2010

		Average Annual Total Returns
	3 Months	1 Year	Inception 9/15/08
Investor Class (MSMLX)	6.80%	35.54%	40.27%
MSCI AC Asia ex Japan Small Cap Index[3]	6.39%	24.61%	30.00%
Lipper Pacific ex Japan Funds Category Average[4]	5.80%	20.57%	24.82%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.0%
SATS, Ltd.	Singapore	2.5%
Synnex Technology International Corp.	Taiwan	1.9%
Pacific Hospital Supply Co., Ltd.	Taiwan	1.9%
Ipca Laboratories, Ltd.	India	1.9%
Dongbu Insurance Co., Ltd.	South Korea	1.9%
GlaxoSmithKline Consumer Healthcare, Ltd.	India	1.8%
Comba Telecom Systems Holdings, Ltd.	China/Hong Kong	1.8%
Fook Woo Group Holdings, Ltd.	China/Hong Kong	1.7%
Yip's Chemical Holdings, Ltd.	China/Hong Kong	1.7%
% OF ASSETS IN TOP TEN		20.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 51

COUNTRY ALLOCATION (%)

China/Hong Kong	30.6
India	18.7
Taiwan	15.4
South Korea	12.1
Singapore	8.9
Malaysia	6.1
Thailand	2.8
Indonesia	2.7
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)

Consumer Discretionary	18.6
Information Technology	18.2
Industrials	17.9
Financials	14.2
Materials	10.0
Health Care	9.9
Consumer Staples	6.8
Utilities	1.7
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	1.2
Mid Cap ($1B–$5B)	54.0
Small Cap (under $1B)	42.1
Cash and Other Assets, Less Liabilities	2.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

superior product quality. We believe that the firm also has the potential to offer competitive pricing in China's growing health care market.

The absolute performance of the Fund during the year was driven by a broad base of holdings across all markets. In terms of individual markets, the Fund has consistently maintained an overweight in faster-growing economies, such as China and India, and an underweight in Taiwan and (to a lesser degree) Korea. On the margin, we have placed more emphasis on Southeast Asian countries than we have in the past as we became increasingly impressed by their resilience and positive structural developments. On a bottom-up basis, we are encouraged to find companies with sufficient financial resources to expand domestically, as well as regionally, in markets we have not yet accessed directly, such as Cambodia and Vietnam.

The Fund's holdings in the consumer discretionary, information technology and health care sectors were the major contributors to performance as the market generally favored companies benefiting from Asia's strong domestic demand. Taiwanese contact lens maker St. Shine Optical; China's Kingdee International Software Group and Xinyi Glass Holdings, an automotive glass manufacturer; and Ipca Laboratories, a generic pharmaceutical drug manufacturer in India are long-term portfolio holdings that have been beneficiaries of the trend of strong consumption in Asia. Newer positions we added to the portfolio during the latter part of the year from the ASEAN region include Bank Tabungan Pensiunan Nasional in Indonesia, a bank that focuses on consumer lending to Indonesia's civil servants, and KFC Holdings Malaysia, the country's dominant fast food restaurant chain. Both performed well due to their strong domestic growth profile. Our most recent addition to the portfolio, Thailand's Dynasty Ceramic Public, is a producer and retailer of ceramic tiles used in new construction and renovations. We were attracted to the firm as a way to gain exposure to consumer spending in rural Thailand where the income levels of farmers have risen considerably.

As we have stated in previous commentaries, we believe that the fundamentals of Asia's economies and corporations, by and large, remain sound, and it is encouraging to note that consumer demand is underpinned by rising incomes. However, we also anticipate that inflationary pressure and macro tightening may start to negatively impact corporate profitability in the near to medium term. Given such challenges facing many companies, we will continue to monitor risks such as rising cost pressures and an increase in the cost of funding. At the same time, we are hopeful that companies with pricing power and sound expansion disciplines should emerge in a better position within their respective industries.

We would also like to note that the Fund limited sales of its shares on November 12, 2010 because we believe continued unlimited sales may adversely affect the Fund's ability to achieve its investment objective. We continue to see new and attractive investment opportunities surfacing throughout the region, and thank you for your ongoing support.

52 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 97.3%

	Shares	Value
CHINA/HONG KONG: 30.6%
Comba Telecom Systems Holdings, Ltd.	8,633,510	$9,752,241
Fook Woo Group Holdings, Ltd.[a]	24,106,000	9,521,076
Yip's Chemical Holdings, Ltd.	7,710,000	9,472,841
Towngas China Co., Ltd.	19,388,000	9,303,885
Hengdeli Holdings, Ltd.	15,576,000	9,278,108
Xinyi Glass Holdings Co., Ltd.	10,446,000	8,601,070
Xingda International Holdings, Ltd.	7,879,000	8,514,769
Vinda International Holdings, Ltd.	7,636,000	8,438,817
KWG Property Holding, Ltd.	10,284,500	7,832,987
Zhuzhou CSR Times Electric Co., Ltd. H Shares	1,988,000	7,813,581
Minth Group, Ltd.	4,750,000	7,797,705
PCD Stores, Ltd.	25,154,900	7,540,515
AAC Acoustic Technologies Holdings, Inc.	2,764,000	7,378,680
Dalian Port PDA Co., Ltd. H Shares	16,970,000	7,051,912
Kingdee International Software Group Co., Ltd.	12,462,000	6,990,315
Singamas Container Holdings, Ltd.[a]	20,904,000	6,696,552
Trinity, Ltd.	6,284,000	6,621,290
Silver Base Group Holdings, Ltd.	6,297,000	5,598,017
Ming Fai International Holdings, Ltd.	10,636,000	4,378,757
Lee's Pharmaceutical Holdings, Ltd.	9,290,000	4,219,033
Wasion Group Holdings, Ltd.	6,250,000	4,133,002
Longtop Financial Technologies, Ltd. ADR[a]	104,322	3,774,370
TAL Education Group ADR[a]	210,289	3,385,653
China Kanghui Holdings, Inc. ADR[a]	171,600	3,176,316
Total China/Hong Kong		167,271,492
INDIA: 18.7%
Ipca Laboratories, Ltd.	1,313,867	10,151,874
GlaxoSmithKline Consumer Healthcare, Ltd.	193,085	10,097,074
Gujarat Pipavav Port, Ltd.[a]	5,790,559	7,996,579
CMC, Ltd.	126,700	7,632,885
Exide Industries, Ltd.	2,017,303	7,529,640
Castrol India, Ltd.	713,965	7,316,884
Federal Bank, Ltd.	677,162	6,015,937
Jyothy Laboratories, Ltd.	951,915	5,741,507
Thermax, Ltd.	287,575	5,605,188
Usha Martin, Ltd.	3,362,264	5,289,842
CRISIL, Ltd.	36,912	4,957,757
AIA Engineering, Ltd.	508,212	4,614,995
Emami, Ltd.	436,059	3,936,380
Bajaj Electricals, Ltd.	717,688	3,868,116
Page Industries, Ltd.	105,710	3,598,254
Sun TV Network, Ltd.	246,636	2,900,724
Jain Irrigation Systems, Ltd.	556,965	2,618,228
India Infoline, Ltd.	1,268,196	2,329,918
Total India		102,201,782
	Shares	Value
TAIWAN: 15.4%
St. Shine Optical Co., Ltd.	1,241,492	$16,521,150
Synnex Technology International Corp.	3,894,523	10,512,200
Pacific Hospital Supply Co., Ltd.	2,494,967	10,482,515
Simplo Technology Co., Ltd.	1,267,100	9,213,218
Chroma ATE, Inc.	3,001,078	8,965,201
TXC Corp.	4,326,799	8,265,831
Richtek Technology Corp.	856,550	7,138,774
Wah Lee Industrial Corp.	3,508,000	7,014,436
Formosa International Hotels Corp.	362,470	6,414,848
Total Taiwan		84,528,173
SOUTH KOREA[b]: 12.1%
Dongbu Insurance Co., Ltd.	255,990	10,134,368
Cheil Worldwide, Inc.	654,715	7,978,474
OCI Materials Co., Ltd.	76,644	6,915,145
Pyeong Hwa Automotive Co., Ltd.	510,354	6,764,021
Modetour Network, Inc.	201,526	6,291,384
Sung Kwang Bend Co., Ltd.	293,944	6,084,912
KEPCO Plant Service & Engineering Co., Ltd.	129,829	5,998,750
POSCO Chemtech Co., Ltd.	42,603	5,617,976
Kiwoom Securities Co., Ltd.	100,554	5,130,388
Korea Zinc Co., Ltd.	20,726	5,047,831
Total South Korea		65,963,249
SINGAPORE: 8.9%
SATS, Ltd.	6,172,000	13,850,750
CSE Global, Ltd.	8,655,000	8,767,289
Ascendas India Trust	10,335,000	7,489,422
Keppel Land, Ltd.	1,748,000	6,537,889
Allgreen Properties, Ltd.	6,973,000	6,411,454
Armstrong Industrial Corp., Ltd.	16,833,000	5,640,075
Total Singapore		48,696,879
MALAYSIA: 6.1%
Dialog Group BHD	14,594,838	8,472,437
Alliance Financial Group BHD	8,063,000	7,949,252
KFC Holdings Malaysia BHD	6,074,760	7,525,728
KPJ Healthcare BHD	4,612,900	5,565,101
Faber Group BHD	4,550,500	3,748,425
Total Malaysia		33,260,943
THAILAND: 2.8%
Dynasty Ceramic Public Co., Ltd.	2,976,300	6,516,364
Tisco Financial Group Public Co., Ltd.	3,777,700	5,106,693
Quality Houses Public Co., Ltd.	49,983,400	3,482,008
Tisco Financial Group Public Co., Ltd. NVDR	254,800	344,439
Total Thailand		15,449,504

matthewsasia.com | 800.789.ASIA 53

Matthews Asia Small Companies Fund  December 31, 2010

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
INDONESIA: 2.7%
PT Jasa Marga	16,463,000	$6,258,133
PT Nippon Indosari Corpindo[a]	15,434,500	4,539,559
PT Bank Tabungan Pensiunan Nasional[a]	2,775,000	4,065,483
Total Indonesia		14,863,175
TOTAL INVESTMENTS: 97.3%		532,235,197
(Cost $437,337,356c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		14,859,122
NET ASSETS: 100.0%		$547,094,319

a  Non-income producing security.

b  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

c  Cost for federal income tax purposes is $439,227,492 and net unrealized appreciation consists of:

Gross unrealized appreciation	$98,879,572
Gross unrealized depreciation	(5,871,867)
Net unrealized appreciation	$93,007,705

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

54 MATTHEWS ASIA FUNDS

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$9.89
Initial Investment	$2,500
Gross Expense Ratio[1]	1.26%

Portfolio Statistics

Total # of Positions	61
Net Assets	$190.4 million
Weighted Average Market Cap	$21.9 billion
Portfolio Turnover	61.61%[2]

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2010 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the year ending December 31, 2010, the Matthews Asia Science and Technology Fund gained 23.58% outperforming its benchmark, the MSCI/Matthews Asian Technology Index, which returned 18.40%. During the fourth quarter, the Fund gained 9.03%, compared to 11.15% for the benchmark.

2010 was another solid year for Asia's technology industries, helped by the emergence of new consumer devices such as smartphones and tablet PCs. Demand among Asian domestic markets for information technology products and services remained robust. General consumer sentiment continued to recover, and while the demand for consumer electronics remained strong, the traditional PC market remained relatively weak.

Asian technology companies were at the forefront of developments in smartphones, which have been one of the strongest growth areas in the global technology space. HTC, a manufacturer of Android-powered smartphones, was one of the top five contributors to Fund performance. Samsung Electronics—despite being a latecomer to the smartphone space—became an instant leader with the release of its new "Galaxy" series of phones. Asian component makers, which supply parts to both Android and Apple-powered smartphones, also benefited from this growth, and helped Fund performance.

The biggest contributor to performance during the year, however, came from companies that are well-positioned to take advantage of the rising retail and corporate demand for IT products and services in their domestic markets. Baidu, a leading Chinese Internet search provider, was the Fund's top contributor to performance. Baidu has been among the most notable beneficiaries of proliferating Chinese Internet usage and growing e-commerce. Another top contributor was Kingdee International Software Group, a leading Chinese Enterprise Resource Planning solution provider with a strong market position and increased product offerings. The company continues to benefit from a rapid growth in IT software spending among small to medium-sized Chinese companies.
Health care-related technology firms also performed well during the year. St. Shine Optical, a contact lens manufacturer and one of the Fund's Taiwanese health care holdings was the second-biggest contributor to performance during the year. Currently, Asia's health care spending per capita remains significantly lower than that of Western Europe and the U.S. As income levels in Asia rise, and lifestyles improve, spending on health care should also increase. Within this sector, the Fund is focusing on medical equipment, medical supply and distribution firms.

On a country basis, Japanese technology companies rebounded during the last quarter of the year. In particular, Japanese firms that specialize in factory automation performed well during the year and contributed to Fund performance. Currently, Japan is the leader in factory automation and as wage growth accelerates in Asia—especially in emerging Asia—the demand for factory automation should remain robust. Additionally, as smartphones become more sophisticated, they will increasingly require high-end components, a trend which should benefit electronic component makers in Japan.

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF DECEMBER 31, 2010

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	9.03%	23.58%	0.38%	8.70%	9.16%	0.42%
MSCI/Matthews Asian Technology Index[3]	11.15%	18.40%	0.04%	4.80%	3.13%	-4.30%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	10.33%	19.97%	2.83%	7.50%	0.82%	-2.75%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 59 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	5.6%
Samsung Electronics Co., Ltd.	South Korea	4.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.5%
St. Shine Optical Co., Ltd.	Taiwan	2.4%
Canon, Inc.	Japan	2.4%
China Mobile, Ltd.	China/Hong Kong	2.3%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.3%
Kakaku.com, Inc.	Japan	2.2%
Infosys Technologies, Ltd.	India	2.2%
Murata Manufacturing Co., Ltd.	Japan	2.1%
% OF ASSETS IN TOP TEN		28.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

The Fund's holdings in China and India also performed well during the year, specifically, Internet and software companies that derive most of their earnings from their domestic markets. Most investors are well aware of China's robust Internet industry and while India's Internet industry is less developed, the growth potential remains promising.

Korean companies currently lead in new panel display technology and rechargeable battery technology, which is a core component in hybrid and electric cars, and are well-positioned to benefit from emergence of these new trends. While tablet PCs are gaining popularity, Taiwan's traditional PC-related companies suffered; the Fund's underweight in PC companies helped performance.

During the year, we also saw a wave of new IPOs in the technology space—many domestically oriented companies went public this year. The valuation of these IPOs, however, became significantly less attractive during the year. Nevertheless, a deepening universe of technology companies that are focused on the domestic market is a positive development for the sector overall. We will continue to watch these companies closely.

Looking ahead, smartphones and tablet PCs are expected to lead growth again in 2011. Smartphone penetration rates remain low even in developed markets and have not yet taken off in emerging countries, such as China and India. Tablet PCs are just gaining popularity in the U.S. Many traditional PC makers and existing smartphone manufacturers are expected to launch new products next year which could lead to another period of high growth. The Fund maintains exposure to both smartphone and tablet PC device makers and to manufacturers who supply components for these products.

The rise in both wages and raw material costs was a hurdle for Asian technology companies in 2010, and will likely remain a challenge in 2011. As wages continue to rise, especially in emerging areas of Asia, demand for factory automation should remain robust. In China, many firms have started to move their production bases further west where labor is cheaper; they have also started to replace human labor with robots and machines. We expect this trend to continue over the next several years.

The Fund's strategy remains unchanged; we continue to seek opportunities in Asia that will benefit from growth in both consumer and corporate IT demand. The Fund remains focused on finding local companies that are gaining share in the domestic market with unique strategies. In addition, as incomes rise in Asia so should the demand for health care and IT services and the Fund hopes to benefit from this structural trend.

COUNTRY ALLOCATION (%)7

China/Hong Kong	27.7
Japan	23.3
Taiwan	19.5
South Korea	15.2
India	6.3
United States	1.8
Indonesia	1.5
Philippines	1.2
Malaysia	0.8
Vietnam	0.4
Cash and Other Assets, Less Liabilities	2.3

SECTOR ALLOCATION (%)

Information Technology	67.8
Telecommunication Services	7.8
Health Care	7.6
Consumer Discretionary	7.4
Industrials	5.5
Materials	1.6
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	55.7
Mid Cap ($1B–$5B)	29.4
Small Cap (under $1B)	12.6
Cash and Other Assets, Less Liabilities	2.3

7  The United States is not included in the MSCI/Matthews Asian Technology Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Asia Science and Technology Fund  December 31, 2010

Schedule of Investments

COMMON EQUITIES: 97.7%

	Shares	Value
CHINA/HONG KONG: 27.7%
Baidu, Inc. ADR[a]	110,700	$10,685,871
China Mobile, Ltd. ADR	87,900	4,361,598
Kingdee International Software Group Co., Ltd.	6,282,000	3,523,765
AAC Acoustic Technologies Holdings, Inc.	1,218,000	3,251,531
Sina Corp.[a]	45,800	3,151,956
ZTE Corp. H Shares	713,320	2,835,733
China Communications Services Corp., Ltd. H Shares	4,642,000	2,765,086
Digital China Holdings, Ltd.	1,466,000	2,742,337
Sinopharm Group Co., Ltd. H Shares	749,200	2,612,099
Kingboard Laminates Holdings, Ltd.	2,565,000	2,606,976
Sunny Optical Technology Group Co., Ltd.	8,893,000	2,574,265
Ctrip.com International, Ltd. ADR[a]	63,426	2,565,582
Mindray Medical International, Ltd. ADR	81,200	2,143,680
Longtop Financial Technologies, Ltd. ADR[a]	58,460	2,115,083
New Oriental Education & Technology Group, Inc. ADR[a]	17,800	1,873,094
Tencent Holdings, Ltd.	73,600	1,599,300
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	352,000	998,559
China Kanghui Holdings, Inc. ADR[a]	23,700	438,687
Total China/ Hong Kong		52,845,202
JAPAN: 23.3%
Canon, Inc.	86,900	4,506,084
Kakaku.com, Inc.	716	4,259,490
Murata Manufacturing Co., Ltd.	57,900	4,057,778
Omron Corp.	145,400	3,852,142
Hamamatsu Photonics, K.K.	94,400	3,450,908
FANUC CORP.	22,300	3,425,065
Nidec Corp.	32,700	3,306,651
Keyence Corp.	11,300	3,273,507
Toshiba Corp.	533,000	2,901,663
Ibiden Co., Ltd.	87,200	2,751,649
Nintendo Co., Ltd.	8,300	2,436,125
Asahi Intecc Co., Ltd.	126,900	2,264,788
Nabtesco Corp.	91,800	1,958,340
Hoya Corp.	77,800	1,889,661
Total Japan		44,333,851
TAIWAN: 19.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,930,933	4,702,082
St. Shine Optical Co., Ltd.	339,000	4,511,241
Hon Hai Precision Industry Co., Ltd.	1,072,893	4,323,733
Delta Electronics, Inc.	756,000	3,694,888
Synnex Technology International Corp.	1,296,447	3,499,404
Simplo Technology Co., Ltd.	452,800	3,292,357
TXC Corp.	1,679,098	3,207,716
HTC Corp.	92,200	2,846,021
Acer, Inc.	912,642	2,820,265
Nan Ya Printed Circuit Board Corp.	641,000	2,385,351
Richtek Technology Corp.	219,308	1,827,786
Total Taiwan		37,110,844
	Shares	Value
SOUTH KOREA[b]: 15.2%
Samsung Electronics Co., Ltd.	9,891	$8,260,332
NHN Corp.[a]	15,717	3,137,416
LG Chem, Ltd.	9,048	3,115,327
LG Display Co., Ltd. ADR	164,200	2,914,550
Samsung Electro-Mechanics Co., Ltd.	25,906	2,824,099
SK Telecom Co., Ltd. ADR	142,400	2,652,912
Uju Electronics Co., Ltd.	83,893	2,448,410
MegaStudy Co., Ltd.	11,995	1,857,035
JVM Co., Ltd.[a]	77,006	1,740,640
Total South Korea		28,950,721
INDIA: 6.3%
Infosys Technologies, Ltd.	53,880	4,148,392
Info Edge India, Ltd.	179,986	2,660,041
Exide Industries, Ltd.	698,480	2,607,096
Sun TV Network, Ltd.	218,902	2,574,540
Total India		11,990,069
UNITED STATES: 1.8%
Cognizant Technology Solutions Corp., Class Aa	47,000	3,444,630
Total United States		3,444,630
INDONESIA: 1.5%
PT Telekomunikasi Indonesia ADR	78,200	2,787,830
Total Indonesia		2,787,830
PHILIPPINES: 1.2%
Globe Telecom, Inc.	124,880	2,280,393
Total Philippines		2,280,393
MALAYSIA: 0.8%
KPJ Healthcare BHD	1,279,500	1,543,616
Total Malaysia		1,543,616
VIETNAM: 0.4%
FPT Corp.	270,100	829,983
Total Vietnam		829,983
TOTAL INVESTMENTS: 97.7%		186,117,139
(Cost $138,864,486c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%		4,318,624
NET ASSETS: 100.0%		$190,435,763

a  Non-income producing security.

b  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

c  Cost for federal income tax purposes is $139,671,206 and net unrealized appreciation consists of:

Gross unrealized appreciation	$51,473,543
Gross unrealized depreciation	(5,027,610)
Net unrealized appreciation	$46,445,933

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2010. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investment are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2010, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 59

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of detemining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

60 MATTHEWS ASIA FUNDS

December 31, 2010

	INVESTOR CLASS				INSTITUTIONAL CLASS*
	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/10– 12/31/10[2]	Beginning Account Value 10/29/10	Ending Account Value 12/31/10	Expense Ratio[1]	Operating Expenses Paid During Period 10/29/10– 12/31/10[3]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,174.10	1.12%	$6.14	$1,000.00	$1,174.60	0.93%	$5.10
Hypothetical 5% Return	$1,000.00	$1,050.00	1.12%	$5.79	$1,000.00	$1,050.00	0.93%	$4.81
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,171.90	1.15%	$6.30	$1,000.00	$1,172.30	1.02%	$5.58
Hypothetical 5% Return	$1,000.00	$1,050.00	1.15%	$5.94	$1,000.00	$1,050.00	1.02%	$5.27
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,206.50	1.50%	$8.34	$1,000.00	$1,206.90	1.24%	$6.90
Hypothetical 5% Return	$1,000.00	$1,050.00	1.50%	$7.75	$1,000.00	$1,050.00	1.24%	$6.41
ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,242.40	1.18%	$6.67	$1,000.00	$1,243.10	0.99%	$5.60
Hypothetical 5% Return	$1,000.00	$1,050.00	1.18%	$6.10	$1,000.00	$1,050.00	0.99%	$5.12
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,226.20	1.09%	$6.12	$1,000.00	$1,226.70	0.95%	$5.33
Hypothetical 5% Return	$1,000.00	$1,050.00	1.09%	$5.63	$1,000.00	$1,050.00	0.95%	$4.91
Matthews China Fund
Actual Fund Return	$1,000.00	$1,188.00	1.14%	$6.29	$1,000.00	$1,188.50	0.97%	$5.35
Investor Share	$1,000.00	$1,050.00	1.14%	$5.89	$1,000.00	$1,050.00	0.97%	$5.01
Matthews India Fund
Actual Fund Return	$1,000.00	$1,189.50	1.16%	$6.40	$1,000.00	$1,189.40	0.99%	$5.46
Hypothetical 5% Return	$1,000.00	$1,050.00	1.16%	$5.99	$1,000.00	$1,050.00	0.99%	$5.12
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,253.20	1.27%	$7.21	$1,000.00	$1,253.20	1.08%	$6.13
Investor Share	$1,000.00	$1,050.00	1.27%	$6.56	$1,000.00	$1,050.00	1.08%	$5.58
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,271.70	1.19%	$6.81	$1,000.00	$1,271.70	0.91%	$5.21
Hypothetical 5% Return	$1,000.00	$1,050.00	1.19%	$6.15	$1,000.00	$1,050.00	0.91%	$4.70
ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,312.20	1.57%	$9.15
Hypothetical 5% Return	$1,000.00	$1,050.00	1.57%	$8.11
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$1,269.00	1.25%	$7.15
Hypothetical 5% Return	$1,000.00	$1,050.00	1.25%	$6.46

*  Institutional Shares commenced operations on October 29, 2010.

1  Annualized, based on the Fund's most recent fiscal half-year expenses.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

3  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value since the class was open, multiplied by 61 days, then divided by 365.

matthewsasia.com | 800.789.ASIA 61

Statements of Assets and Liabilities  December 31, 2010

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund		Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
ASSETS:
Investments at value (A) (Note 2-A and 6):
Unaffiliated issuers	$3,743,101,353	$1,748,043,627	$43,723,664		$329,947,385	$5,206,001,861	$2,805,956,072
Affiliated issuers	158,673,194	148,397,725	—		—	302,289,045	147,773,029
Total investments	3,901,774,547	1,896,441,352	43,723,664		329,947,385	5,508,290,906	2,953,729,101
Cash	141,432,656	83,915,246	1,188,966		15,036,132	232,392,133	32,136,739
Segregated foreign currency at value (B)	635,908	—	—		89,617	8,329,515	—
Foreign currency at value (B)	3	1,126,705	—		27,738	4,646,883	—
Dividends, interest and other receivables	14,151,858	9,193,703	38,333		393,581	7,234,606	—
Receivable for securities sold	5,439,639	8,864,237	—		—	2,677,165	—
Receivable for capital shares sold	17,848,261	21,117,500	498,597		2,909,799	15,735,152	6,837,152
Prepaid expenses	77,295	95,570	33,180		32,279	69,052	63,331
TOTAL ASSETS	4,081,360,167	2,020,754,313	45,482,740		348,436,531	5,779,375,412	2,992,766,323
LIABILITIES:
Payable for securities purchased	13,716,705	35,940,292	47,653		3,513,901	30,703,427	—
Payable for capital shares redeemed	6,927,326	1,202,582	8,900		285,285	3,009,603	8,368,689
Deferred tax liability (Note 2-D)	2,051,108	—	—		—	3,089,305	—
Due to Advisor (Note 4)	2,178,755	1,026,715	19,401		184,697	3,083,406	1,684,990
Administration and accounting fees payable	52,184	24,581	581		4,423	73,839	40,353
Administration and shareholder servicing fees payable	741,877	339,109	8,590		62,691	942,723	587,930
Professional fees payable	16,227	13,839	8,416		13,259	17,922	13,721
Trustees fees payable	421	119	3		35	557	515
Transfer agent fees payable	523,400	228,729	7,720		49,373	569,411	458,814
Accrued other expenses payable	481,585	302,040	13,487		40,185	673,031	428,467
TOTAL LIABILITIES	26,689,588	39,078,006	114,751		4,153,849	42,163,224	11,583,479
NET ASSETS	$4,054,670,579	$1,981,676,307	$45,367,989		$344,282,682	$5,737,212,188	$2,981,182,844
NET ASSETS
Investor Shares	$3,926,253,202	$1,933,382,902	$45,364,352		$335,429,339	$5,196,742,695	$2,939,637,890
Institutional Shares	128,417,377	48,293,405	3,637		8,853,343	540,469,493	41,544,954
TOTAL	$4,054,670,579	$1,981,676,307	$45,367,989		$344,282,682	$5,737,212,188	$2,981,182,844
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	217,613,109	134,875,240	3,727,339		18,666,372	221,734,333	100,136,998
Institutional Shares	7,118,360	3,370,759	299		492,402	23,059,917	1,415,021
TOTAL	224,731,469	138,245,999	3,727,638		19,158,774	244,794,250	101,552,019
NET ASSET VALUE
Investor Shares, offering price and redemption price	$18.04	$14.33	$12.17		$17.97	$23.44	$29.36
Institutional Shares, offering price and redemption price	$18.04	$14.33	$12.17	*	$17.98	$23.44	$29.36
NET ASSETS CONSIST OF:
Capital paid-in	$3,362,898,857	$1,786,507,973	$40,729,212		$306,861,172	$4,117,925,813	$2,064,213,532
Undistributed (distributions in excess of) net investment income (loss)	(20,902,803)	(19,822,734)	(234,687)		(1,243,198)	(22,666,002)	(14,747)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	26,115,255	10,469,874	51,398		(66,668,736)	(100,979,272)	(4,554,420)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	686,559,270	204,521,194	4,822,066		105,333,444	1,742,931,649	921,538,479
NET ASSETS	$4,054,670,579	$1,981,676,307	$45,367,989		$344,282,682	$5,737,212,188	$2,981,182,844
(A) Investments at cost:
Unaffiliated issuers	$3,060,245,170	$1,542,870,325	$38,901,584		$224,619,562	$3,491,490,516	$1,992,756,597
Affiliated issuers	153,042,907	149,118,710	—		—	270,784,444	39,434,025
Total investments at cost	$3,213,288,077	$1,691,989,035	$38,901,584		$224,619,562	$3,762,274,960	$2,032,190,622
(B) Foreign currency at cost	$637,658	$1,128,117	$—		$117,576	$13,014,170	$—

*  The Matthews China Dividend and Matthews Japan Fund net asset value for Institutional Shares is calculated using unrounded net assets of $3,636.87 and $4,242.33 divided by the unrounded shares of 298.849 and 338.473, respectively.

See accompanying notes to financial statements.

62 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund		Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 6):
Unaffiliated issuers	$1,399,406,416	$66,464,695		$164,119,323	$532,235,197	$186,117,139
Affiliated issuers	—	—		—	—	—
Total investments	1,399,406,416	66,464,695		164,119,323	532,235,197	186,117,139
Cash	37,406,514	972,589		1,740,121	12,654,374	3,303,359
Segregated foreign currency at value (B)	—	—		—	—	323,346
Foreign currency at value (B)	53,267	—		—	1,923,509	766
Dividends, interest and other receivables	1,542,144	57,602		1,247,475	482,566	320,645
Receivable for securities sold	—	—		—	2,316,482	—
Receivable for capital shares sold	6,294,667	485,786		116,038	2,182,690	780,533
Prepaid expenses	73,020	21,229		27,047	62,293	26,151
TOTAL ASSETS	1,444,776,028	68,001,901		167,250,004	551,857,111	190,871,939
LIABILITIES:
Payable for securities purchased	—	—		—	2,457,371	—
Payable for capital shares redeemed	2,136,627	111,557		77,936	367,198	221,681
Deferred tax liability (Note 2-D)	4,120,779	—		—	1,174,891	—
Due to Advisor (Note 4)	779,012	35,870		89,825	449,713	103,046
Administration and accounting fees payable	18,652	859		2,151	7,192	2,468
Administration and shareholder servicing fees payable	262,859	11,407		29,152	106,984	35,225
Professional fees payable	23,293	11,691		11,814	13,681	15,762
Trustees fees payable	41	23		31	37	30
Transfer agent fees payable	197,082	10,146		23,972	81,194	29,290
Accrued other expenses payable	227,031	10,654		21,258	104,531	28,674
TOTAL LIABILITIES	7,765,376	192,207		256,139	4,762,792	436,176
NET ASSETS	$1,437,010,652	$67,809,694		$166,993,865	$547,094,319	$190,435,763
NET ASSETS
Investor Shares	$1,388,892,072	$67,805,452		$166,990,068	$547,094,319	$190,435,763
Institutional Shares	48,118,580	4,242		3,797	—	—
TOTAL	$1,437,010,652	$67,809,694		$166,993,865	$547,094,319	$190,435,763
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	64,638,082	5,411,204		32,498,495	25,852,798	19,256,614
Institutional Shares	2,239,712	338		739	—	—
TOTAL	66,877,794	5,411,542		32,499,234	25,852,798	19,256,614
NET ASSET VALUE
Investor Shares, offering price and redemption price	$21.49	$12.53		$5.14	$21.16	$9.89
Institutional Shares, offering price and redemption price	$21.48	$12.53	*	$5.14	$—	$—
NET ASSETS CONSIST OF:
Capital paid-in	$1,119,703,497	$127,719,957		$105,857,885	$453,100,618	$167,170,742
Undistributed (distributions in excess of) net investment income (loss)	(5,284,949)	606,804		236,840	(1,827,088)	131,538
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(93,822,879)	(74,168,880)		6,763,843	2,096,206	(24,120,147)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	416,414,983	13,651,813		54,135,297	93,724,583	47,253,630
NET ASSETS	$1,437,010,652	$67,809,694		$166,993,865	$547,094,319	$190,435,763
(A) Investments at cost:
Unaffiliated issuers	$978,905,164	$52,814,247		$109,994,924	$437,337,356	$138,864,486
Affiliated issuers	—	—		—	—	—
Total investments at cost	$978,905,164	$52,814,247		$109,994,924	$437,337,356	$138,864,486
(B) Foreign currency at cost	$53,265	$—		$—	$1,921,972	$324,985

matthewsasia.com | 800.789.ASIA 63

Statements of Operations  Year Ended December 31, 2010

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$79,379,313	$36,204,760	$681,599	$5,145,476	$69,889,833	$45,662,541
Dividends—Affiliated Issuers (Note 6)	4,550,711	2,287,931	—	—	3,777,656	1,104,972
Interest	34,111,597	127,281	395	—	—	—
Foreign withholding tax	(6,404,703)	(3,651,701)	(36,898)	(428,700)	(7,137,308)	(1,658,213)
TOTAL INVESTMENT INCOME	111,636,918	34,968,271	645,096	4,716,776	66,530,181	45,109,300
EXPENSES:
Investment advisory fees (Note 4)	20,866,236	6,759,893	144,360	1,745,528	29,376,374	18,044,591
Administration and accounting fees (Note 4)	508,071	163,692	3,485	42,509	715,092	439,919
Administration and shareholder servicing fees (Note 4)	7,197,945	2,237,298	49,601	594,462	9,427,457	6,267,843
Custodian fees	934,444	321,594	37,269	95,104	1,786,915	712,382
Insurance fees	39,558	4,691	67	3,597	54,892	39,328
Printing fees	383,391	210,022	7,511	62,434	368,560	591,250
Professional fees	58,049	44,882	30,294	38,342	70,452	54,310
Registration fees	207,135	281,310	21,378	31,686	211,060	144,217
Transfer agent fees	4,596,689	1,422,697	45,294	413,948	5,395,447	4,208,167
Trustees fees	114,448	27,800	565	9,668	160,584	104,358
Offering costs (Note 2-E)	—	—	43,344	—	—	—
Other expenses	126,169	70,039	36,428	52,778	138,955	118,670
TOTAL EXPENSES	35,032,135	11,543,918	419,596	3,090,056	47,705,788	30,725,035
Advisory fees waived or recaptured (Note 4)	—	34,648	(96,407)	—	—	—
NET EXPENSES	35,032,135	11,578,566	323,189	3,090,056	47,705,788	30,725,035
NET INVESTMENT INCOME	76,604,783	23,389,705	321,907	1,626,720	18,824,393	14,384,265
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	150,127,745	35,381,864	181,668	16,161,751	94,637,325	44,235,781
Net realized gain on investments—Affiliated Issuers	114,437	—	—	—	6	770,595
Net realized capital gain tax or refund	(135,996)	(138)	—	9,408	—	—
Net realized gain (loss) on foreign currency related transactions	392,248	87,570	(8,092)	(114,967)	(3,242,814)	(108,331)
Net change in unrealized appreciation/depreciation on investments	343,463,309	147,712,255	4,708,100	45,547,936	830,613,648	303,710,299
Net change in deferred taxes on unrealized appreciation	(2,046,819)	—	—	—	8,914,553	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	114,964	76,528	(43)	8,336	(15,776)	226
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	492,029,888	183,258,079	4,881,633	61,612,464	930,906,942	348,608,570
NET INCREASE IN NET ASSETS FROM OPERATIONS	$568,634,671	$206,647,784	$5,203,540	$63,239,184	$949,731,335	$362,992,835

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$12,140,586	$1,048,850	$2,338,037	$4,998,316	$2,894,437
Dividends—Affiliated Issuers (Note 6)	—	—	—	—	—
Interest	2,415,884	222	—	791	—
Foreign withholding tax	—	(73,402)	(393,753)	(318,613)	(446,009)
TOTAL INVESTMENT INCOME	14,556,470	975,670	1,944,284	4,680,494	2,448,428
EXPENSES:
Investment advisory fees (Note 4)	6,861,287	460,632	956,336	2,490,870	1,027,540
Administration and accounting fees (Note 4)	166,783	11,257	23,324	40,429	25,052
Administration and shareholder servicing fees (Note 4)	2,360,984	151,547	314,273	591,695	354,396
Custodian fees	576,815	17,634	46,273	202,075	82,574
Insurance fees	11,232	1,408	2,150	1,554	1,991
Printing fees	197,704	24,431	33,583	43,653	51,248
Professional fees	40,847	33,991	34,622	31,569	37,041
Registration fees	68,479	25,634	36,489	84,977	30,321
Transfer agent fees	1,641,462	109,347	218,008	431,716	257,997
Trustees fees	35,298	2,840	5,566	6,900	5,719
Offering costs (Note 2-E)	—	—	—	—	—
Other expenses	65,762	45,986	42,697	55,871	44,322
TOTAL EXPENSES	12,026,653	884,707	1,713,321	3,981,309	1,918,201
Advisory fees waived or recaptured (Note 4)	—	—	—	94,607	—
NET EXPENSES	12,026,653	884,707	1,713,321	4,075,916	1,918,201
NET INVESTMENT INCOME	2,529,817	90,963	230,963	604,578	530,227
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(5,275,664)	8,318,216	10,135,169	6,329,357	13,845,060
Net realized gain on investments—Affiliated Issuers	—	—	—	—	—
Net realized capital gain tax or refund	—	—	—	(127,310)	2,282
Net realized gain (loss) on foreign currency related transactions	(469,636)	(374)	12,100	(169,768)	2,042
Net change in unrealized appreciation/depreciation on investments	271,472,211	2,529,424	19,667,776	73,988,713	18,113,265
Net change in deferred taxes on unrealized appreciation	(4,120,779)	—	—	(535,102)	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	32,255	13,254	9,004	3,028	1,389
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	261,638,387	10,860,520	29,824,049	79,488,918	31,964,038
NET INCREASE IN NET ASSETS FROM OPERATIONS	$264,168,204	$10,951,483	$30,055,012	$80,093,496	$32,494,265

matthewsasia.com | 800.789.ASIA 65

Statements of Changes in Net Assets

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$76,604,783	$58,935,074
Net realized gain (loss) on investments and foreign currency related transactions	150,498,434	(37,269,074)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	343,578,273	553,007,216
Net change on deferred taxes on unrealized appreciation	(2,046,819)	(4,289)
Net increase in net assets resulting from operations	568,634,671	574,668,927
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(92,191,837)	(60,961,205)
Institutional Shares	(1,997,268)	—
Realized gains on investments:
Investor Shares	(50,024,267)	—
Institutional Shares	(1,658,347)	—
Net decrease in net assets resulting from distributions	(145,871,719)	(60,961,205)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	1,083,951,101	943,643,994
REDEMPTION FEES	545,556	347,176
Total increase in net assets	1,507,259,609	1,457,698,892
NET ASSETS:
Beginning of year	2,547,410,970	1,089,712,078
End of year (including distributions in excess of net investment income of ($20,902,803) and ($7,490,172), respectively)	$4,054,670,579	$2,547,410,970
MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$23,389,705	$5,662,564
Net realized gain (loss) on investments and foreign currency related transactions	35,469,296	(13,062,275)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	147,788,783	72,559,686
Net increase in net assets resulting from operations	206,647,784	65,159,975
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(39,874,887)	(10,189,013)
Institutional Shares	(412,958)	—
Realized gains on investments:
Investor Shares	(4,928,956)	—
Institutional Shares	(93,543)	—
Net decrease in net assets resulting from distributions	(45,310,344)	(10,189,013)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	1,497,425,914	124,976,685
REDEMPTION FEES	909,607	104,220
Total increase in net assets	1,659,672,961	180,051,867
NET ASSETS:
Beginning of year	322,003,346	141,951,479
End of year (including distributions in excess of net investment income of ($19,822,734) and ($4,122,176), respectively)	$1,981,676,307	$322,003,346

See accompanying notes to financial statements.

66 MATTHEWS ASIA FUNDS

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2010	Period Ended December 31, 2009*
OPERATIONS:
Net investment income (loss)	$321,907	$(2,899)
Net realized gain (loss) on investments and foreign currency related transactions	173,576	747
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,708,057	114,009
Net increase in net assets resulting from operations	5,203,540	111,857
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(592,422)	—
Institutional Shares	(37)	—
Realized gains on investments:
Investor Shares	(130,259)	—
Institutional Shares	(11)	—
Net decrease in net assets resulting from distributions	(722,729)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	33,729,256	7,022,503
REDEMPTION FEES	23,464	98
Total increase in net assets	38,233,531	7,134,458
NET ASSETS:
Beginning of period	7,134,458	—
End of period (including undistributed/(distributions in excess of) net investment income of ($234,687) and $613, respectively)	$45,367,989	$7,134,458

*  The Matthews China Dividend Fund commenced operations on November 30, 2009.

MATTHEWS ASIA PACIFIC FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$1,626,720	$876,695
Net realized gain (loss) on investments and foreign currency related transactions	16,056,192	(38,793,121)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	45,556,272	98,158,273
Net increase in net assets resulting from operations	63,239,184	60,241,847
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,780,209)	(3,712,448)
Institutional Shares	(75,117)	—
Net decrease in net assets resulting from distributions	(2,855,326)	(3,712,448)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	56,161,288	3,023,527
REDEMPTION FEES	87,020	66,709
Total increase in net assets	116,632,166	59,619,635
NET ASSETS:
Beginning of year	227,650,516	168,030,881
End of year (including undistributed/(distributions in excess of) net investment income of ($1,243,198) and $90,967, respectively)	$344,282,682	$227,650,516

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 67

Statements of Changes in Net Assets

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$18,824,393	$9,137,790
Net realized gain (loss) on investments and foreign currency related transactions	91,394,517	(24,529,624)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	830,597,872	1,192,679,495
Net change on deferred taxes on unrealized appreciation	8,914,553	(11,832,470)
Net increase in net assets resulting from operations	949,731,335	1,165,455,191
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(17,017,887)	(26,580,408)
Institutional Shares	(1,651,056)	—
Net decrease in net assets resulting from distributions	(18,668,943)	(26,580,408)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	1,239,784,297	1,223,811,012
REDEMPTION FEES	620,488	618,672
Total increase in net assets	2,171,467,177	2,363,304,467
NET ASSETS:
Beginning of year	3,565,745,011	1,202,440,544
End of year (including distributions in excess of net investment income of ($22,666,002) and ($19,578,638), respectively)	$5,737,212,188	$3,565,745,011
MATTHEWS CHINA FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$14,384,265	$7,039,626
Net realized gain (loss) on investments and foreign currency related transactions	44,898,045	(29,260,718)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	303,710,525	862,559,099
Net increase in net assets resulting from operations	362,992,835	840,338,007
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(14,473,429)	(6,595,986)
Institutional Shares	(168,791)	—
Realized gains on investments:
Investor Shares	(2,087,326)	—
Institutional Shares	(22,416)	—
Net decrease in net assets resulting from distributions	(16,751,962)	(6,595,986)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	67,411,208	949,569,226
REDEMPTION FEES	1,525,454	1,589,585
Total increase in net assets	415,177,535	1,784,900,832
NET ASSETS:
Beginning of year	2,566,005,309	781,104,477
End of year (including undistributed/(distributions in excess of) net investment income of ($14,747) and $318,992, respectively)	$2,981,182,844	$2,566,005,309

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

MATTHEWS INDIA FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$2,529,817	$2,833,094
Net realized gain (loss) on investments and foreign currency related transactions	(5,745,300)	(42,336,542)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	271,504,466	359,067,162
Net change on deferred taxes on unrealized appreciation	(4,120,779)	—
Net increase in net assets resulting from operations	264,168,204	319,563,714
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(5,993,112)	(4,170,390)
Institutional Shares	(227,962)	—
Realized gains on investments:
Investor Shares	—	(5,361,117)
Net decrease in net assets resulting from distributions	(6,221,074)	(9,531,507)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	457,321,120	93,020,027
REDEMPTION FEES	817,039	357,124
Total increase in net assets	716,085,289	403,409,358
NET ASSETS:
Beginning of year	720,925,363	317,516,005
End of year (including distributions in excess of net investment income of ($5,284,949) and ($1,124,056), respectively)	$1,437,010,652	$720,925,363
MATTHEWS JAPAN FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$90,963	$1,039,780
Net realized gain (loss) on investments and foreign currency related transactions	8,317,842	(25,080,335)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,542,678	34,352,192
Net increase in net assets resulting from operations	10,951,483	10,311,637
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,536,351)	(2,466,218)
Institutional Shares	(146)	—
Net decrease in net assets resulting from distributions	(2,536,497)	(2,466,218)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	(28,960,845)	(43,296,044)
REDEMPTION FEES	21,817	110,632
Total decrease in net assets	(20,524,042)	(35,339,993)
NET ASSETS:
Beginning of year	88,333,736	123,673,729
End of year (including undistributed net investment income of $606,804 and $1,174,149, respectively)	$67,809,694	$88,333,736

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 69

Statements of Changes in Net Assets

MATTHEWS KOREA FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$230,963	$(383,266)
Net realized gain (loss) on investments and foreign currency related transactions	10,147,269	1,204,933
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	19,676,780	51,583,156
Net increase in net assets resulting from operations	30,055,012	52,404,823
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Shares	(3,500,097)	(5,234,879)
Institutional Shares	(78)	—
Net decrease in net assets resulting from distributions	(3,500,175)	(5,234,879)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	2,032,660	3,895,556
REDEMPTION FEES	35,800	51,933
Total increase in net assets	28,623,297	51,117,433
NET ASSETS:
Beginning of year	138,370,568	87,253,135
End of year (including undistributed/(distributions in excess of) net investment income of $236,840 and ($6,223), respectively)	$166,993,865	$138,370,568
MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$604,578	$46,377
Net realized gain (loss) on investments and foreign currency related transactions	6,032,279	1,067,704
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	73,991,741	21,072,949
Net change on deferred taxes on unrealized appreciation	(535,102)	(635,975)
Net increase in net assets resulting from operations	80,093,496	21,551,055
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,294,432)	(303,466)
Realized gains on investments:
Investor Shares	(3,830,305)	(947,544)
Net decrease in net assets resulting from distributions	(6,124,737)	(1,251,010)
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	363,169,767	86,137,752
REDEMPTION FEES	230,232	114,406
Total increase in net assets	437,368,758	106,552,203
NET ASSETS:
Beginning of year	109,725,561	3,173,358
End of year (including distributions in excess of net investment income of ($1,827,088) and ($365,943), respectively)	$547,094,319	$109,725,561

See accompanying notes to financial statements.

70 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income (loss)	$530,227	$24,355
Net realized gain (loss) on investments and foreign currency related transactions	13,849,384	(9,852,216)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	18,114,654	58,604,586
Net increase in net assets resulting from operations	32,494,265	48,776,725
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(394,719)	—
Net decrease in net assets resulting from distributions	(394,719)	—
CAPITAL SHARE TRANSACTIONS (net) (Note 3)	27,882,481	7,072,491
REDEMPTION FEES	86,625	41,571
Total increase in net assets	60,068,652	55,890,787
NET ASSETS:
Beginning of year	130,367,111	74,476,324
End of year (including undistributed/(distributions in excess of) net investment income of $131,538 and ($8,293), respectively)	$190,435,763	$130,367,111

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 71

Financial Highlights

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$15.77	$11.50	$19.78	$18.68	$17.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.41[1]	0.48[1]	0.54[1]	1.07	0.46
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.57	4.23	(6.73)	2.93	3.47
Total from investment operations	2.98	4.71	(6.19)	4.00	3.93
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.44)	(0.42)	(0.90)	(0.62)
Net realized gains on investments	(0.24)	—	(1.67)	(2.00)	(1.77)
Total distributions	(0.71)	(0.44)	(2.09)	(2.90)	(2.39)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of year	$18.04	$15.77	$11.50	$19.78	$18.68
TOTAL RETURN	19.18%	41.44%	(32.07%)	21.54%	23.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$3,926,253	$2,547,411	$1,089,712	$2,273,408	$2,021,363
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.13%	1.18%	1.16%	1.16%	1.20%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%	1.18%	1.16%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	2.47%	3.47%	3.19%	2.59%	2.27%
Portfolio turnover	19.84%[3]	17.51%	25.16%	27.93%	28.37%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.37
Total from investment operations	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)
Net realized gains on investments	(0.24)
Total distributions	(0.53)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$18.04
TOTAL RETURN	2.49%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$128,417
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.93%[6]
Ratio of net investment income to average net assets	2.46%[6]
Portfolio turnover	19.84%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31				Period Ended
INVESTOR SHARES	2010	2009	2008	2007	Dec. 31, 2006[1]
Net Asset Value, beginning of period	$12.06	$8.61	$12.00	$10.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.31[2]	0.32[2]	0.38[2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.40	3.67	(3.47)	1.67	0.77
Total from investment operations	2.71	3.99	(3.09)	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.55)	(0.30)	(0.27)	(0.02)
Net realized gains on investments	(0.04)	—	(0.02)	(0.45)	—
Total distributions	(0.45)	(0.55)	(0.32)	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 3)	0.01	0.01	0.02	0.01	—[3]
Net Asset Value, end of period	$14.33	$12.06	$8.61	$12.00	$10.77
TOTAL RETURN	22.83%	47.59%	(25.97%)	18.05%	7.90%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,933,383	$322,003	$141,951	$81,624	$25,740
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.14%	1.28%	1.35%	1.42%	2.93%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.30%	1.32%	1.39%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.31%	3.16%	3.74%	2.66%	1.34%[5]
Portfolio turnover	10.48%[6]	32.41%	25.07%	26.95%	0.00%[4]

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[7]
Net Asset Value, beginning of period	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.32
Total from investment operations	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)
Net realized gains on investments	(0.04)
Total distributions	(0.21)
Paid-in capital from redemption fees (Note 3)	—[3]
Net Asset Value, end of period	$14.33
TOTAL RETURN	2.95%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$48,293
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.02%[5]
Ratio of net investment income (loss) to average net assets	3.86%[5]
Portfolio turnover	10.48%[4,6]

1 Investor Shares commenced operations on October 31, 2006.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

7 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 73

Financial Highlights

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR SHARES	Year Ended Dec. 31, 2010	Period Ended Dec. 31, 2009[1]
Net Asset Value, beginning of period	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.09	0.19
Total from investment operations	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	—
Net realized gains on investments	(0.04)	—
Total distributions	(0.28)	—
Paid-in capital from redemption fees (Note 3)	0.01	—[3]
Net Asset Value, end of period	$12.17	$10.18
TOTAL RETURN	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver of expenses by Advisor (Note 4)	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver of expenses by Advisor	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	1.49%	(0.81%)[5]
Portfolio turnover	6.84%[6]	0.00%[4]

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[7]
Net Asset Value, beginning of period	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.47
Total from investment operations	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)
Net realized gains on investments	(0.04)
Total distributions	(0.17)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$12.17
TOTAL RETURN	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4
Ratio of expenses to average net assets before any reimbursement or waiver of expenses by Advisor (Note 4)	1.24%[5]
Ratio of net investment income (loss) to average net assets	(0.06%)[5]
Portfolio turnover	6.84%[4,6]

1 Investor Shares commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

7 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Matthews Asia Pacific Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$14.29	$10.03	$17.29	$16.92	$14.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10[1]	0.06[1]	0.13[1]	0.09	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	3.72	4.44	(6.64)	2.02	2.50
Total from investment operations	3.82	4.50	(6.51)	2.11	2.57
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.24)	—	(0.09)	(0.07)
Net realized gains on investments	—	—	(0.76)	(1.66)	(0.48)
Total distributions	(0.15)	(0.24)	(0.76)	(1.75)	(0.55)
Paid-in capital from redemption fees (Note 3)	0.01	—[2]	0.01	0.01	0.01
Net Asset Value, end of year	$17.97	$14.29	$10.03	$17.29	$16.92
TOTAL RETURN	26.85%	44.82%	(37.44%)	11.92%	17.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$335,429	$227,651	$168,031	$471,054	$449,699
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.19%	1.28%	1.23%	1.20%	1.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%	1.28%	1.23%	1.20%	1.24%
Ratio of net investment income (loss) to average net assets	0.63%	0.50%	0.93%	0.60%	0.47%
Portfolio turnover	26.33%[3]	58.10%	37.10%	40.49%	40.45%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.47
Total from investment operations	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)
Total distributions	(0.15)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$17.98
TOTAL RETURN	2.76%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$8,853
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.99%[6]
Ratio of net investment income (loss) to average net assets	0.37%[6]
Portfolio turnover	26.33%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 75

Financial Highlights

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$19.23	$11.05	$27.86	$23.71	$19.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09[1]	0.06[1]	0.24[1]	0.30	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	4.20	8.27	(13.31)	7.78	5.01
Total from investment operations	4.29	8.33	(13.07)	8.08	5.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.15)	(0.30)	(0.31)	(0.21)
Net realized gains on investments	—	—	(3.44)	(3.62)	(0.58)
Total distributions	(0.08)	(0.15)	(3.74)	(3.93)	(0.79)
Paid-in capital from redemption fees (Note 3)	—[2]	—	—[2]	—[2]	—[2]
Net Asset Value, end of year	$23.44	$19.23	$11.05	$27.86	$23.71
TOTAL RETURN	22.30%	75.37%	(46.12%)	33.66%	27.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$5,196,743	$3,565,745	$1,202,441	$3,806,714	$3,303,717
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.09%	1.13%	1.12%	1.11%	1.18%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.09%	1.13%	1.12%	1.10%	1.16%
Ratio of net investment income (loss) to average net assets	0.43%	0.41%	1.10%	1.12%	1.12%
Portfolio turnover	11.43%[3]	13.22%	16.76%	24.09%	18.80%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.15
Total from investment operations	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)
Total distributions	(0.09)
Paid-in capital from redemption fees (Note 3)	—[2]
Net Asset Value, end of period	$23.44
TOTAL RETURN	0.67%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$540,469
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.95%[6]
Ratio of net investment income (loss) to average net assets	0.38%[6]
Portfolio turnover	11.43%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$25.50	$14.34	$39.73	$24.16	$14.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.15[1]	0.09[1]	0.30[1]	0.12	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	3.86	11.12	(19.78)	16.85	9.39
Total from investment operations	4.01	11.21	(19.48)	16.97	9.54
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.07)	(0.33)	(0.11)	(0.15)
Net realized gains on investments	(0.02)	—	(5.62)	(1.37)	—
Return of capital	—	—	—	—	—[2]
Total distributions	(0.17)	(0.07)	(5.95)	(1.48)	(0.15)
Paid-in capital from redemption fees (Note 3)	0.02	0.02	0.04	0.08	0.01
Net Asset Value, end of year	$29.36	$25.50	$14.34	$39.73	$24.16
TOTAL RETURN	15.77%	78.30%	(48.95%)	70.14%	64.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,939,638	$2,566,005	$781,104	$2,335,402	$966,528
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.15%	1.21%	1.23%	1.18%	1.27%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.21%	1.23%	1.17%	1.26%
Ratio of net investment income (loss) to average net assets	0.54%	0.46%	1.03%	0.49%	0.96%
Portfolio turnover	9.98%[3]	5.28%	7.91%	22.13%	11.65%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.44)
Total from investment operations	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)
Net realized gains on investments	(0.02)
Total distributions	(0.18)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$29.36
TOTAL RETURN	(1.62%)[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$41,545
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.97%[6]
Ratio of net investment income loss to average net assets	(0.74%)[6]
Portfolio turnover	9.98%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 77

Financial Highlights

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$16.29	$8.37	$24.44	$15.45	$11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05[1]	0.07[1]	0.03[1]	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	5.22	8.06	(15.33)	9.87	4.11
Total from investment operations	5.27	8.13	(15.30)	9.86	4.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.10)	(0.11)	(0.21)	—
Net realized gains on investments	—	(0.12)	(0.69)	(0.68)	—
Total distributions	(0.09)	(0.22)	(0.80)	(0.89)	—
Paid-in capital from redemption fees (Note 3)	0.02	0.01	0.03	0.02	0.03
Net Asset Value, end of year	$21.49	$16.29	$8.37	$24.44	$15.45
TOTAL RETURN	32.53%	97.25%	(62.32%)	64.13%	36.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$1,388,892	$720,925	$317,516	$1,311,072	$669,643
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.18%	1.27%	1.29%	1.29%	1.41%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%	1.27%	1.29%	1.28%	1.41%
Ratio of net investment income (loss) to average net assets	0.25%	0.59%	0.16%	(0.04%)	(0.08%)
Portfolio turnover	6.14%[2]	18.09%	26.68%	25.59%	21.57%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[3]
Net Asset Value, beginning of period	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.43)
Total from investment operations	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)
Total distributions	(0.10)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$21.48
TOTAL RETURN	(2.01%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$48,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.99%[5]
Ratio of net investment income (loss) to average net assets	(0.51%)[5]
Portfolio turnover	6.14%[2,4]

1 Calculated using the average daily shares method.

2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

3 Institutional Shares commenced operations on October 29, 2010.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$10.91	$10.19	$14.55	$17.29	$18.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02[1]	0.10[1]	0.11[1]	0.03	(0.08)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	2.09	0.92	(4.26)	(1.86)	(1.12)
Total from investment operations	2.11	1.02	(4.15)	(1.83)	(1.20)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.31)	—	(0.01)	—
Net realized gains on investments	—	—	(0.22)	(0.91)	—
Total distributions	(0.49)	(0.31)	(0.22)	(0.92)	—
Paid-in capital from redemption fees (Note 3)	—[2]	0.01	0.01	0.01	0.01
Net Asset Value, end of year	$12.53	$10.91	$10.19	$14.55	$17.29
TOTAL RETURN	19.58%	10.06%	(28.38%)	(10.96%)	(6.44%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$67,805	$88,334	$123,674	$166,860	$276,656
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.30%	1.31%	1.23%	1.24%	1.25%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.30%	1.31%	1.23%	1.23%	1.24%
Ratio of net investment income (loss) to average net assets	0.13%	0.97%	0.84%	(0.01%)	(0.29%)
Portfolio turnover	46.29%[3]	126.75%	88.97%	45.51%	59.95%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.30
Total from investment operations	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)
Total distributions	(0.49)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$12.53
TOTAL RETURN	11.22%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.08%[6]
Ratio of net investment income (loss) to average net assets	(0.51%)[6]
Portfolio turnover	46.29%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 79

Financial Highlights

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$4.31	$2.75	$6.56	$6.23	$6.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01[1]	(0.01)[1]	(0.02)[1]	0.07	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.93	1.74	(3.48)	1.15	0.80
Total from investment operations	0.94	1.73	(3.50)	1.22	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.06)	(0.02)	(0.01)
Net realized gains on investments	(0.11)	(0.17)	(0.25)	(0.87)	(0.95)
Total distributions	(0.11)	(0.17)	(0.31)	(0.89)	(0.96)
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	—[2]	—[2]	0.01
Net Asset Value, end of year	$5.14	$4.31	$2.75	$6.56	$6.23
TOTAL RETURN	21.86%	62.92%	(52.66%)	18.90%	12.99%
Net assets, end of year (in 000's)
Net assets, end of year (in 000's)	$166,990	$138,371	$87,253	$250,421	$241,003
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.21%	1.30%	1.27%	1.21%	1.30%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%	1.30%	1.27%	1.21%	1.28%
Ratio of net investment income (loss) to average net assets	0.16%	(0.36%)	(0.34%)	1.17%	(0.09%)
Portfolio turnover	39.05%[3]	52.47%	28.70%	24.20%	25.82%

INSTITUTIONAL SHARES	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.38
Total from investment operations	0.41
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	(0.11)
Total distributions	(0.11)
Paid-in capital from redemption fees (Note 3)	—
Net Asset Value, end of period	$5.14
TOTAL RETURN	8.51%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	0.91%[6]
Ratio of net investment income (loss) to average net assets	3.74%[6]
Portfolio turnover	39.05%[3,5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31		Period Ended
INVESTOR SHARES	2010	2009	Dec. 31, 2008[1]
Net Asset Value, beginning of period	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	5.55	8.04	(2.16)
Total from investment operations	5.59	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.05)	(0.02)
Net realized gains on investments	(0.15)	(0.15)	—
Total distributions	(0.24)	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 3)	0.02	0.04	0.06
Net Asset Value, end of period	$21.16	$15.79	$7.89
TOTAL RETURN	35.54%	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$547,094	$109,726	$3,173
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.59%	2.09%	14.31%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.63%	2.00%	2.00%[4]
Ratio of net investment income (loss) to average net assets	0.24%	0.13%	0.15%[4]
Portfolio turnover	23.99%	21.39%	3.10%[3]

1 Investor Shares commenced operations on September 15, 2008.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 81

Financial Highlights

Matthews Asia Science and Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2010	2009	2008	2007	2006
Net Asset Value, beginning of year	$8.02	$4.71	$9.80	$7.92	$6.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03[1]	—[1,2]	0.01[1]	—[2]	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.86	3.31	(5.11)	1.87	1.40
Total from investment operations	1.89	3.31	(5.10)	1.87	1.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	—	—	—
Total distributions	(0.02)	—	—	—	—
Paid-in capital from redemption fees (Note 3)	—[2]	—[2]	0.01	0.01	0.01
Net Asset Value, end of year	$9.89	$8.02	$4.71	$9.80	$7.92
TOTAL RETURN	23.58%	70.28%	(51.94%)	23.74%	21.29%
Net assets, end of year (in 000's)
Net assets, end of year (in 000's)	$190,436	$130,367	$74,476	$252,304	$129,819
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 4)	1.26%	1.40%	1.33%	1.26%	1.41%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.26%	1.40%	1.33%	1.25%	1.39%
Ratio of net investment income (loss) to average net assets	0.35%	0.30%	0.08%	(0.30%)	(0.29%)
Portfolio turnover	61.61%	83.27%	44.84%	33.21%	34.77%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently issues eleven separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund (formerly known as Matthews Asian Technology Fund). Each Fund, except for Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund, currently offers two classes of shares: Investor Class and Institutional Class. Institutional Class shares commenced operations on October 29, 2010. Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund currently offer only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. Effective November 12, 2010, the Matthews Asia Small Companies Fund was closed to new investors. The Fund will continue to accept investments from existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The Funds' equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board") when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or at their fair value as determined by or under the direction of the Board.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles ("GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2010, Level 3 Securities consist of international bonds that trade in over-the-counter markets. As described in Note 2-A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or at their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

matthewsasia.com | 800.789.ASIA 83

Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments as of December 31, 2010 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
Australia	$157,437,419	$158,743,003	$20,240,360	$—
China/Hong Kong	745,653,608	462,153,246	89,556,479	1,832,327,602
India	41,123,552	—	15,785,190	910,944,055
Indonesia	43,414,570	98,397,059	18,646,692	436,517,332
Japan	494,471,835	456,135,459	112,375,559	—
Malaysia	74,079,411	12,057,821	6,612,373	274,654,326
Philippines	38,813,239	29,195,526	—	88,824,476
Singapore	474,503,891	83,568,865	14,489,734	115,123,270
South Korea	74,289,108	28,191,848	—	—
Taiwan	262,917,680	220,781,618	20,209,614	480,283,748
Thailand	44,692,934	49,777,011	—	97,629,317
United Kingdom	91,649,108	64,782,365	—	—
Vietnam	54,681,979	—	4,849,806	26,527,430
Warrants:
India	15,554,139	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
South Korea	130,594,867	148,208,989	13,759,972	974,652,844
Thailand	163,923,648	79,579,377	7,649,223	270,806,506
Preferred Equities:
South Korea	102,987,820	—	5,772,383	—
Level 3: Significant Unobservable Inputs
International Bonds	890,985,739	4,869,165	—	—
Total Market Value of Investments	$3,901,774,547	$1,896,441,352	$329,947,385	$5,508,290,906

84 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$5,819,177	$674,691,783	$152,196,008	$10,214,744	$4,950,939
Consumer Staples	2,417,028	364,635,533	112,598,955	4,758,330	1,941,168
Energy	2,162,954	218,550,900	43,556,024	—	—
Financials	8,404,555	589,176,847	320,310,945	13,553,875	4,020,777
Health Care	1,951,476	63,970,654	99,995,544	5,000,089	2,296,130
Industrials	3,751,147	372,303,539	249,634,084	14,993,503	—
Information Technology	6,857,463	400,424,386	132,559,912	10,910,449	2,682,025
Materials	2,307,608	—	87,294,295	4,243,934	4,339,907
Telecommunication Services	5,179,655	126,836,342	17,608,057	2,789,771	2,230,011
Utilities	4,872,601	143,139,117	73,825,717	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	—	—	—	—	29,983,664
Consumer Staples	—	—	—	—	9,605,599
Energy	—	—	—	—	3,685,283
Financials	—	—	—	—	29,029,639
Health Care	—	—	—	—	3,146,704
Industrials	—	—	—	—	12,926,934
Information Technology	—	—	—	—	31,877,074
Materials	—	—	—	—	11,871,856
Telecommunication Services	—	—	—	—	3,947,463
Preferred Equities:
Consumer Discretionary	—	—	—	—	3,668,528
Financials	—	—	—	—	1,915,622
Level 3: Significant Unobservable Inputs
International Bonds	—	—	109,826,875	—	—
Total Market Value of Investments	$43,723,664	$2,953,729,101	$1,399,406,416	$66,464,695	$164,119,323

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$167,271,492	$52,845,202
India	102,201,782	11,990,069
Indonesia	14,863,175	2,787,830
Japan	—	44,333,851
Malaysia	33,260,943	1,543,616
Philippines	—	2,280,393
Singapore	48,696,879	—
South Korea	—	5,567,462
Taiwan	84,528,173	37,110,844
Thailand	344,439	—
United States	—	3,444,630
Vietnam	—	829,983
Level 2: Other Significant Observable Inputs
Common Equities:
South Korea	65,963,249	23,383,259
Thailand	15,105,065	—
Level 3: Significant Unobservable Inputs	—	—
Total Market Value of Investments	$532,235,197	$186,117,139

matthewsasia.com | 800.789.ASIA 85

Notes to Financial Statements (continued)

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the hierarchy. Many market quotations were not deemed to be unreliable at 12/31/10, and therefore, the Funds did not utilize the third party pricing services (See Note 2-A Securities Valuation). As a result, securities still held by the Funds were transferred from Level 2 into Level 1 with beginning of period values as follows:

Matthews Asian Growth and Income Fund	$1,492,463,864
Matthews Asia Dividend Fund	269,360,565
Matthews China Dividend Fund	5,390,376
Matthews Asia Pacific Fund	209,090,640
Matthews Pacific Tiger Fund	3,089,557,793
Matthews China Fund	2,280,973,974
Matthews India Fund	639,790,118
Matthews Japan Fund	87,639,849
Matthews Korea Fund	116,711,151
Matthews Asia Small Companies Fund	103,769,710
Matthews Asia Science and Technology Fund	100,365,001

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund	Matthews India Fund	Matthews Asia Small Companies Fund
	International Bonds	International Bonds	International Bonds	Common Equities — Financials	Common Equities — India
Balance as of 12/31/09 (market value)	$745,395,183	$8,325,971	$20,755,640	$326,609	$53,889
Accrued discounts/premiums	22,842,972	54,446	1,340,899	—	—
Realized gain/(loss)	18,337,918	1,191,725	(1,027,233)	203,807	23,447
Change in unrealized appreciation/depreciation	51,875,805	158,756	79,251	(66,793)	(9,478)
Purchases	219,069,991	—	101,757,225	—	—
Sales	(166,536,130)	(4,861,733)	(13,078,907)	(463,623)	(67,858)
Transfers in of Level 3*	—	—	—	—	—
Transfers out of Level 3*	—	—	—	—	—
Balance as of 12/31/10 (market value)	$890,985,739	$4,869,165	$109,826,875	$—	$—
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/10**	$59,902,648	$1,216,937	$(525,805)	$—	$—

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency-exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

86 MATTHEWS ASIA FUNDS

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the fiscal year ended December 31, 2010. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

In addition to the requirements of the Code, the Funds may be subject to foreign withholding taxes on distributions by or capital gains associated with portfolio holdings. The Funds consider the impact of a country's tax laws and regulations, as well as withholding, when considering investment decisions. The Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a liability for the estimated potential future Indian tax liability for unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of December 31, 2010, the Matthews Asian Growth and Income Fund, Matthews Pacific Tiger Fund, Matthews India Fund and Matthews Asia Small Companies Fund have recorded a payable of $2,051,108, $3,089,305, $4,120,779 and $1,174,891 respectively, as an estimate for such potential future India capital gains taxes.

In addition, China has recently adopted certain revisions to its tax laws and regulations that generally result in holdings of the Funds in companies headquartered in China (whether A shares, B shares, H shares or shares traded in depository receipt form) being subject to withholding taxes on dividends and other income. To the extent that such withholding taxes are imposed on holdings of the Funds in companies headquartered in China, the Funds' returns will be adversely impacted.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal years ended December 31, 2010 and December 31, 2009 were as follows:

YEAR ENDED DECEMBER 31, 2010	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$94,189,105	$51,682,614	$145,871,719
Matthews Asia Dividend Fund	40,287,845	5,022,499	45,310,344
Matthews China Dividend Fund	722,729	—	722,729
Matthews Asia Pacific Fund	2,855,326	—	2,855,326
Matthews Pacific Tiger Fund	18,668,943	—	18,668,943
Matthews China Fund	14,642,220	2,109,742	16,751,962
Matthews India Fund	6,221,074	—	6,221,074
Matthews Japan Fund	2,536,497	—	2,536,497
Matthews Korea Fund	—	3,500,175	3,500,175
Matthews Asia Small Companies Fund	2,373,718	3,751,019	6,124,737
Matthews Asia Science and Technology Fund	394,719	—	394,719
YEAR ENDED DECEMBER 31, 2009	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$60,961,205	$—	$60,961,205
Matthews Asia Dividend Fund	10,189,013	—	10,189,013
Matthews Asia Pacific Fund	3,712,448	—	3,712,448
Matthews Pacific Tiger Fund	26,580,408	—	26,580,408
Matthews China Fund	6,595,986	—	6,595,986
Matthews India Fund	4,170,406	5,361,101	9,531,507
Matthews Japan Fund	2,466,218	—	2,466,218
Matthews Korea Fund	—	5,234,879	5,234,879
Matthews Asia Small Companies Fund	1,251,010	—	1,251,010

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Notes to Financial Statements (continued)

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of Matthews, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to the Fund or class while general expenses are allocated pro-rata among the Funds and each class based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in Other expenses on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	94,537,711	$1,599,476,355	90,611,648	$1,251,164,099
Shares issued through reinvestment of distributions	7,642,437	131,851,386	3,866,007	56,619,667
Shares redeemed	(46,104,373)	(777,329,497)	(27,730,103)	(364,139,772)
Net increase (decrease)	56,075,775	$953,998,244	66,747,552	$943,643,994

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	7,042,986	$128,638,654
Shares issued through reinvestment of distributions	117,858	2,080,203
Shares redeemed	(42,484)	(766,000)
Net increase (decrease)	7,118,360	$129,952,857

*  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	128,134,506	$1,717,991,718	18,522,977	$197,768,100
Shares issued through reinvestment of distributions	2,948,816	40,367,703	892,613	9,454,356
Shares redeemed	(22,899,869)	(309,075,964)	(9,206,330)	(82,245,771)
Net increase (decrease)	108,183,453	$1,449,283,457	10,209,260	$124,976,685

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	3,344,908	$47,780,952
Shares issued through reinvestment of distributions	28,296	396,147
Shares redeemed	(2,445)	(34,642)
Net increase (decrease)	3,370,759	$48,142,457

*  Institutional Shares commenced operations on October 29, 2010

88 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2010		Period Ended December 31, 2009*
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	3,571,723	$39,885,783	701,503	$7,027,389
Shares issued through reinvestment of distributions	60,501	704,296	—	—
Shares redeemed	(605,891)	(6,864,371)	(497)	(4,886)
Net increase (decrease)	3,026,333	$33,725,708	701,006	$7,022,503

	Period Ended December 31, 2010**
	Shares	Amount
Institutional Shares
Shares sold	295	$3,500
Shares issued through reinvestment of distributions	4	48
Net increase (decrease)	299	$3,548

*  Investor Shares commenced operations on November 30, 2009

**  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS ASIA PACIFIC FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	8,704,678	$140,765,266	8,060,298	$99,703,728
Shares issued through reinvestment of distributions	145,454	2,570,173	235,615	3,411,707
Shares redeemed	(6,116,339)	(95,865,175)	(9,119,800)	(100,091,908)
Net increase (decrease)	2,733,793	$47,470,264	(823,887)	$3,023,527

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	488,153	$8,615,907
Shares issued through reinvestment of distributions	4,249	75,117
Net increase (decrease)	492,402	$8,691,024

*  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	90,705,702	$1,866,772,078	110,513,779	$1,710,149,408
Shares issued through reinvestment of distributions	478,835	11,085,031	964,998	18,306,012
Shares redeemed	(54,878,994)	(1,177,894,101)	(34,894,575)	(504,644,408)
Net increase (decrease)	36,305,543	$699,963,008	76,584,202	$1,223,811,012

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	23,498,689	$549,829,526
Shares issued through reinvestment of distributions	46,628	1,079,444
Shares redeemed	(485,400)	(11,087,681)
Net increase (decrease)	23,059,917	$539,821,289

*  Institutional Shares commenced operations on October 29, 2010

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Notes to Financial Statements (continued)

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	39,102,492	$1,059,207,053	67,632,449	$1,395,811,306
Shares issued through reinvestment of distributions	531,634	16,009,843	253,434	6,406,676
Shares redeemed	(40,119,722)	(1,051,404,806)	(21,738,238)	(452,648,756)
Net increase (decrease)	(485,596)	$23,812,090	46,147,645	$949,569,226

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	1,408,673	$43,407,912
Shares issued through reinvestment of distributions	6,348	191,206
Net increase (decrease)	1,415,021	$43,599,118

*  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	38,736,300	$763,615,269	16,867,471	$216,332,772
Shares issued through reinvestment of distributions	282,822	5,758,266	569,533	9,186,402
Shares redeemed	(18,646,862)	(362,758,685)	(11,092,885)	(132,499,147)
Net increase (decrease)	20,372,260	$406,614,850	6,344,119	$93,020,027

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	2,228,517	$50,478,328
Shares issued through reinvestment of distributions	11,196	227,962
Shares redeemed	(1)	(20)
Net increase (decrease)	2,239,712	$50,706,270

*  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,834,692	$20,963,464	4,372,850	$41,047,221
Shares issued through reinvestment of distributions	189,010	2,247,332	196,404	2,164,373
Shares redeemed	(4,708,347)	(52,175,630)	(8,609,002)	(86,507,638)
Net increase (decrease)	(2,684,645)	($28,964,834)	(4,039,748)	($43,296,044)

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	326	$3,843
Shares issued through reinvestment of distributions	12	146
Net increase (decrease)	338	$3,989

*  Institutional Shares commenced operations on October 29, 2010

90 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	9,620,502	$42,717,495	6,981,091	$25,016,110
Shares issued through reinvestment of distributions	675,600	3,344,222	1,182,569	5,014,485
Shares redeemed	(9,884,616)	(44,032,635)	(7,765,520)	(26,135,039)
Net increase (decrease)	411,486	$2,029,082	398,140	$3,895,556

	Period Ended December 31, 2010*
	Shares	Amount
Institutional Shares
Shares sold	723	$3,500
Shares issued through reinvestment of distributions	16	78
Net increase (decrease)	739	$3,578

*  Institutional Shares commenced operations on October 29, 2010

	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	24,922,951	$470,842,960	7,498,692	$97,918,511
Shares issued through reinvestment of distributions	280,894	5,887,541	78,594	1,216,628
Shares redeemed	(6,298,522)	(113,560,734)	(1,032,135)	(12,997,387)
Net increase (decrease)	18,905,323	$363,169,767	6,545,151	$86,137,752
	Year Ended December 31, 2010		Year Ended December 31, 2009
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	9,428,497	$81,860,804	4,939,270	$33,834,530
Shares issued through reinvestment of distributions	38,191	373,511	—	—
Shares redeemed	(6,466,992)	(54,351,834)	(4,484,328)	(26,762,039)
Net increase (decrease)	2,999,696	$27,882,481	454,942	$7,072,491

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than the Matthews Asia Small Companies Fund, pays Matthews 0.75% of their annual aggregate average daily net assets from $0 to $2 billion, 0.6834% on their annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% on their annual aggregate average daily net assets over $5 billion. The Matthews Asia Small Companies Fund pays Matthews an annual fee of 1.00% of its annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value for each month in arrears.

Under a written agreement between the Funds and Matthews, Matthews agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews Asia Science and Technology Fund, the level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Pacific Fund and Matthews Pacific Tiger Fund, the level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, the level is 1.50%. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount not to exceed its expense limitation. For each Fund,

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Notes to Financial Statements (continued)

other than Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least August 31, 2011. For the Matthews Asia Small Companies Fund and Matthews China Dividend Fund, this agreement will continue through at least April 30, 2012 and November 30, 2012, respectively. These agreements may be extended for additional periods for each of the Funds. At December 31, 2010, Matthews China Dividend Fund had $127,069 available for recoupment, of which $30,662 expires in 2012 and $96,407 expires in 2013.

Investment advisory fees charged and waived and fees recaptured for the year ended December 31, 2010, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee
Matthews Asian Growth and Income Fund	$20,866,236	$—	$—	$20,866,236
Matthews Asia Dividend Fund	6,759,893	—	34,648	6,794,541
Matthews China Dividend Fund	144,360	(96,407)	—	47,953
Matthews Asia Pacific Fund	1,745,528	—	—	1,745,528
Matthews Pacific Tiger Fund	29,376,374	—	—	29,376,374
Matthews China Fund	18,044,591	—	—	18,044,591
Matthews India Fund	6,861,287	—	—	6,861,287
Matthews Japan Fund	460,632	—	—	460,632
Matthews Korea Fund	956,336	—	—	956,336
Matthews Asia Small Companies Fund	2,490,870	—	94,607	2,585,477
Matthews Asia Science and Technology Fund	1,027,540	—	—	1,027,540

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $455,000 in aggregate for regular compensation during the year ended December 31, 2010.

The Funds have an administration and shareholder servicing agreement, pursuant to which the Funds pay Matthews for administration and shareholder servicing activities based on each Fund's aggregate average daily net assets. The fee is charged at a rate of 0.25% of the aggregate average daily net assets in the Trust between $0 and $2 billion, 0.1834% of aggregate average daily net assets in the Trust between $2 billion and $5 billion, 0.15% of the aggregate average daily net assets in the Trust between $5 billion and $7.5 billion, 0.125% of aggregate average daily net assets in the Trust between $7.5 billion and 15 billion, and 0.11% of aggregate average daily net assets in the Trust over $15 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2010, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asian Growth and Income Fund	$5,029,908
Matthews Asia Dividend Fund	1,610,803
Matthews China Dividend Fund	34,276
Matthews Asia Pacific Fund	420,812
Matthews Pacific Tiger Fund	7,075,983
Matthews China Fund	4,361,280
Matthews India Fund	1,648,388
Matthews Japan Fund	112,048
Matthews Korea Fund	231,234
Matthews Asia Small Companies Fund	397,608
Matthews Asia Science and Technology Fund	248,299

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Fund's prospectus. Fees accrued to pay to such service providers for the year ended December 31, 2010 are a component of Transfer Agent fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$4,336,075	$2,168,037	$6,504,112
Matthews Asia Dividend Fund	1,252,989	626,495	1,879,484
Matthews China Dividend Fund	30,651	15,325	45,976
Matthews Asia Pacific Fund	347,301	173,650	520,951

92 MATTHEWS ASIA FUNDS

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Pacific Tiger Fund	$4,702,947	$2,351,474	$7,054,421
Matthews China Fund	3,813,126	1,906,563	5,719,689
Matthews India Fund	1,425,193	712,596	2,137,789
Matthews Japan Fund	78,998	39,499	118,497
Matthews Korea Fund	166,079	83,039	249,118
Matthews Asia Small Companies Fund	388,175	194,087	582,262
Matthews Asia Science and Technology Fund	212,193	106,097	318,290

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly PNC Global Investment Servicing (U.S.) Inc., serves as the Trust's administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Trust's transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2010 were as follows:

Administration and Accounting Fees
Matthews Asian Growth and Income Fund	$508,071
Matthews Asia Dividend Fund	163,692
Matthews China Dividend Fund	3,485
Matthews Asia Pacific Fund	42,509
Matthews Pacific Tiger Fund	715,092
Matthews China Fund	439,919
Matthews India Fund	166,783
Matthews Japan Fund	11,257
Matthews Korea Fund	23,324
Matthews Asia Small Companies Fund	40,429
Matthews Asia Science and Technology Fund	25,052

Brown Brothers Harriman & Co. serves as custodian to the Trust. BNY Mellon Distributors, Inc. formerly PFPC Distributions, Inc. (the "Distributor"), serves as the Fund's Distributor pursuant to an Underwriting Agreement.

The Funds entered into transactions with JP Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("JP Morgan") acting as a broker-dealer in the purchase or sale of securities in market transactions. The aggregate value of such transactions with JP Morgan by the Funds in 2010 was $24,429,392. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain administrative services from JP Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectus; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with JP Morgan, the Funds paid JP Morgan $1,487,831 for such services.

5.  INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2010, excluding short-term investments, were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asian Growth and Income Fund	$58,807,091	$235,745	$1,448,226,220	$597,621,666
Matthews Asia Dividend Fund	152,331,231	—	1,354,211,353	103,110,380
Matthews China Dividend Fund	—	—	33,510,447	1,451,922
Matthews Asia Pacific Fund	—	—	109,441,507	66,884,132
Matthews Pacific Tiger Fund	279,137,281	—	1,282,107,358	484,169,922
Matthews China Fund	—	1,173,701	345,088,057	261,050,250
Matthews India Fund	—	—	488,620,944	60,078,000
Matthews Japan Fund	—	—	31,057,554	63,080,350
Matthews Korea Fund	—	—	54,210,716	55,464,715
Matthews Asia Small Companies Fund	—	—	404,568,385	58,844,560
Matthews Asia Science and Technology Fund	—	—	117,435,386	91,808,989

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Notes to Financial Statements (continued)

6.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2010, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2010 is set forth below:

	Shares Held at Dec. 31, 2009	Shares Purchased		Shares Sold		Shares Held at Dec. 31, 2010	Value at Dec. 31, 2010	Dividend Income Jan. 1, 2010 - Dec. 31, 2010	Net Realized Gain Jan. 1, 2010 - Dec. 31, 2010
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CyberLink Corp.	5,464,938	525,190	†	—		5,990,128	$22,599,217	$1,198,767	$—
GS Home Shopping, Inc.	388,299	44,120		2,370		430,049	41,327,663	1,125,439	114,437
I-CABLE Communications, Ltd.	128,079,000	—		—		128,079,000	15,983,511	—	—
Inspur International, Ltd.	150,205,000	149,305,000		—		299,510,000	26,202,501	234,005	—
SinoCom Software Group, Ltd.	—	83,028,000		—		83,028,000	9,400,041	224,141	—
Vitasoy International Holdings, Ltd.	51,297,000	474,000		—		51,771,000	43,160,261	1,768,359	—
Total Affiliates							$158,673,194	$4,550,711	$114,437
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
EPS Co., Ltd.	—	12,504	†	—		12,504	$30,601,611	$194,340	$—
Pigeon Corp.	—	1,069,300		—		1,069,300	36,350,142	228,418	—
Shinko Plantech Co., Ltd.	541,300	2,014,300		—		2,555,600	23,607,587	391,880	—
TXC Corp.	—	15,450,000		—		15,450,000	29,515,374	—	—
Woongjin Thinkbig Co., Ltd.	—	1,475,030		—		1,475,030	28,323,011	1,473,293	—
Total Affiliates							$148,397,725	$2,287,931	$—
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	177,154	6,114,196	†	—		6,291,350	$76,667,519	$1,865,974	$—
Green Cross Corp.	—	610,295		—		610,295	74,658,924	649,449	—
MegaStudy Co., Ltd.	193,231	205,522		—		398,753	61,733,916	800,045	—
Yuhan Corp.	289,321	294,816	††	—	†††	584,137	89,228,686	462,188	6
Total Affiliates							$302,289,045	$3,777,656	$6
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.	120,330,000	—		—		120,330,000	$67,496,758	$340,845	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	17,150,000	—		354,000		16,796,000	80,276,271	764,127	770,595
Total Affiliates							$147,773,029	$1,104,972	$770,595

† Increase includes stock split during the period.

†† Increase includes stock dividend during the period.

††† Sale of a fractional share.

94 MATTHEWS ASIA FUNDS

7.  FEDERAL INCOME TAX INFORMATION

As of December 31, 2010, the components of accumulated earnings/(deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Post October Capital Losses*
Matthews Asian Growth and Income Fund	$4,357,302	$30,620,051	$—	$—
Matthews Asia Dividend Fund	4,507,666	11,676,961	—	—
Matthews China Dividend Fund	29,497	27,774	—	—
Matthews Asia Pacific Fund	7,735,305	—	(66,618,414)	—
Matthews Pacific Tiger Fund	129,367	—	(100,409,052)	—
Matthews China Fund	—	—	—	(1,423,251)
Matthews India Fund	2,994,487	—	(87,473,985)	(3,173,623)
Matthews Japan Fund	2,606,250	—	(74,111,450)	—
Matthews Korea Fund	1,792,530	5,678,455	—	—
Matthews Asia Small Companies Fund	45,070	2,161,296	—	—
Matthews Asia Science and Technology Fund	131,538	—	(23,313,427)	—
	Post October Currency Losses*	Other Temporary Differences	Unrealized Appreciation**	Total Accumulated Earnings/Deficit
Matthews Asian Growth and Income Fund	$—	$—	$656,794,369	$691,771,722
Matthews Asia Dividend Fund	(82,207)	(50,108)	179,116,022	195,168,334
Matthews China Dividend Fund	(2,322)	—	4,583,828	4,638,777
Matthews Asia Pacific Fund	(55,869)	—	96,360,488	37,421,510
Matthews Pacific Tiger Fund	(2,215,610)	—	1,721,781,670	1,619,286,375
Matthews China Fund	(14,746)	—	918,407,309	916,969,312
Matthews India Fund	(270,782)	(24,613)	405,255,671	317,307,155
Matthews Japan Fund	—	—	11,594,937	(59,910,263)
Matthews Korea Fund	(5,878)	—	53,670,873	61,135,980
Matthews Asia Small Companies Fund	(47,112)	—	91,834,447	93,993,701
Matthews Asia Science and Technology Fund	—	—	46,446,910	23,265,021

*  Under current federal tax law, capital and currency losses realized after October 31 and prior to the Funds' fiscal year end may be deferred as occurring on the first day of the following fiscal year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2010, which are available to offset future capital gains, if any:

EXPIRING IN:	2016	2017	2018	Total
Matthews Asia Pacific Fund	$8,369,439	$58,248,975	$—	$66,618,414
Matthews Pacific Tiger Fund	—	100,409,052	—	100,409,052
Matthews India Fund	—	84,698,767	2,775,218	87,473,985
Matthews Japan Fund	30,079,024	44,032,426	—	74,111,450
Matthews Asia Science and Technology Fund	8,256,365	15,057,062	—	23,313,427

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asia Science and Technology Fund utilized capital loss carryforwards of $64,043,804, $17,572,254, $15,721,078, $94,038,245, $44,320,615, $6,416,354 and $12,698,246, respectively.

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Notes to Financial Statements (continued)

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributable to net realized gains on PFICs, foreign currency gain reclassification, and recharacterization of distributions. For the year ended December 31, 2010, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Realized Gain/(Loss)
Matthews Asian Growth and Income Fund	$—	$4,171,691	($4,171,691)
Matthews Asia Dividend Fund	—	1,197,582	(1,197,582)
Matthews China Dividend Fund	(43,344)	35,252	8,092
Matthews Asia Pacific Fund	—	(105,559)	105,559
Matthews Pacific Tiger Fund	—	(3,242,814)	3,242,814
Matthews China Fund	(33,277)	(75,784)	109,061
Matthews India Fund	—	(469,636)	469,636
Matthews Japan Fund	—	1,878,189	(1,878,189)
Matthews Korea Fund	—	12,100	(12,100)
Matthews Asia Small Companies Fund	—	228,709	(228,709)
Matthews Asia Science and Technology Fund	—	4,323	(4,323)

8.  SUBSEQUENT EVENTS

Effective January 7, 2011, the Matthews Asian Growth and Income Fund was closed to most new investors. The Fund will continue to accept investments from existing shareholders. Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no additional subsequent events that require recognition or disclosure in the financial statements.

96 MATTHEWS ASIA FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews Asia Science and Technology Fund (each a portfolio comprising the Matthews Asia Funds, hereafter referred as the "Funds") at December 31, 2010, and the results of each of their operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the four years in the period then ended for Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, and Matthews Asia Science and Technology Fund, the financial highlights for the three years in the period then ended for Matthews Asia Small Companies Fund, and the financial highlights for the two years in the period then ended for Matthews China Dividend Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2007, the financial highlights for each of the periods presented through December 31, 2006 were audited by another independent registered public accounting firm whose report dated February 12, 2007 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
February 24, 2011

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Tax Information (Unaudited)

For shareholders who do not have a December 31, 2010 tax year-end, this notice is for informational purposes.

For the period January 1, 2010 to December 31, 2010, the Funds designate the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds designate a portion of the ordinary income distributed during the year ended December 31, 2010 as Qualified Dividend Income ("QDI") as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asian Growth and Income Fund	41.87%
Matthews Asia Dividend Fund	53.80%
Matthews China Dividend Fund	20.80%
Matthews Asia Pacific Fund	57.27%
Matthews Pacific Tiger Fund	98.57%
Matthews China Fund	86.91%
Matthews India Fund	55.29%
Matthews Japan Fund	41.66%
Matthews Asia Small Companies Fund	55.47%
Matthews Asia Science and Technology Fund	100.00%

2. Long-Term Capital Gain Distributions

The Funds designate Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2010 as follows:

Long-Term Capital Gains
Matthews Asian Growth and Income Fund	$51,682,614
Matthews Asia Dividend Fund	5,022,499
Matthews China Fund	2,109,742
Matthews Korea Fund	3,500,175
Matthews Asia Small Companies Fund	3,751,019

3. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2010 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asian Growth and Income Fund	$118,014,354	$6,058,099
Matthews Asia Dividend Fund	38,607,830	3,434,435
Matthews China Dividend Fund	681,392	26,517
Matthews Asia Pacific Fund	5,153,204	383,010
Matthews Pacific Tiger Fund	73,631,041	6,120,143
Matthews China Fund	46,757,645	187,865
Matthews Japan Fund	1,048,594	73,402
Matthews Asia Small Companies Fund	4,995,267	299,298
Matthews Asia Science and Technology Fund	2,895,983	412,859

98 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (the "Advisor") to manage their assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term of two years with respect to each Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on August 25 and 26, 2010, the Board, including the Independent Trustees of the Trust, approved the continuance of the Advisory Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2011. (The initial term of the Advisory Agreement with respect to the new China Dividend Fund will continue through November 30, 2011 and, therefore, was not subject to renewal at that meeting.)

Before those meetings, the Independent Trustees had requested detailed information from the Advisor about the matters to be considered. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by the Advisor at separate executive sessions held on August 5 (among a working group), 17 and 26, 2010. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to each Fund.

  The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds' portfolios. The Trustees noted that the Advisor has expanded and deepened its management team over the past several years, and has further plans in that regard. They also reviewed applicable changes to the Advisor's portfolio management personnel and their responsibilities, reflecting a long-term vision for the Advisor's business and for the Funds. In particular, the Trustees noted the addition of five individuals since June 2009, three of which have analytical roles supporting portfolio management activities. The Trustees viewed the Advisor as having been successful in continuing to provide high quality services to the Funds while both weathering very challenging securities markets as well as asset and revenue contractions in 2008 and 2009, and while addressing the pressures of investing a dramatic increase in assets later in 2009 and in 2010. The Trustees attributed much of that success to the Advisor's emphasis of preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the Advisor's succession plan to address situations where key personnel are no longer available, and the design and implementation of the Advisor's disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, initiatives, programs and structures of the Advisor, including the compliance record of the Advisor and the Advisor's supervision of the Funds' service providers. The Trustees concluded that the Advisor has high-quality compliance and commitment to a culture of compliance. The Trustees recognized the extent of the Advisor's on-going commitment to marketing and distribution, particularly new marketing initiatives, enhancement to client retention efforts, as well as resources devoted to investor education publications and website content, design and function. Other initiatives observed by the Trustees included significant efforts related to relationships with broker-dealers, independent advisors, and other financial institutions. The Trustees concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

  The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating the Advisor's success in meeting shareholder objectives. They also noted largely favorable recent relative performance trends. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that the Advisor had articulated and taken credible plans to address performance and explained its reasons for maintaining a consistent investment philosophy. The Trustees also reviewed both the Lipper peer comparison measures and Morningstar ratings for each of the Funds for various periods ending June 30, 2010.

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Approval of Investment Advisory Agreement (Unaudited) (continued)

For Matthews Asia Pacific Fund, the Trustees noted that the Fund's performance compared very favorably against its peers for the one-year, three-year, five-year and since-inception periods. The Fund ranked in the top quintile for those periods in its Pacific region peer group.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had outperformed its peer group during the one-year and since inception periods, again ranking in the top quintile for those periods.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund's performance was favorable in the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintiles for those periods against the Lipper peer group.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund is the top-performing fund for the ten-year and since-inception periods in its Lipper peer group, but underperformed with respect to the one-year and five-year periods with a ranking below the peer group average (but still positive performance, notably over 20% for the one-year period).

For Matthews Asia Science and Technology Fund, the Trustees noted that the Fund's performance was much more favorable than the median return of its peer funds over the one-year, five-year, ten-year and since-inception periods (ranking first), but less favorable than the average return of its peer funds over the three-year period and that absolute performance was negative like its peers for some of those periods. The Trustees also observed that the funds in the peer group invested globally, rather than being limited to Asia as the Fund's investment strategy is.

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the one-year, three-year, five-year, ten-year and since-inception periods, ranking in the top quintile for all of those periods. The Trustees also noted the Fund's positive absolute performance over those periods.

For Matthews India Fund, the Trustees noted that the Fund had outperformed its peer funds over the one-year, three-year and since inception periods, ranking in the first quintile. The Trustees also noted that most of the Fund's peers do not focus on India, but instead invest more generally across emerging markets.

For Matthews Japan Fund, the Trustees noted that the Fund's performance was more favorable than the median return of its peer funds over the one-year, three-year, ten-year and since-inception periods, but had substantially lagged its peer funds for the five-year period. The Trustees noted that the underperformance concerns had been addressed to the Trustees' satisfaction by the Advisor and the more-recent performance trends showed preliminary signs that actions taken by the Advisor had the potential to be effective.

For Matthews Korea Fund, the Trustees noted that the Fund had underperformed its peer group over the three-year, five-year and since inception periods, but that the Fund was the best performing fund in its broader peer group for the one-year and ten-year periods. The Trustees noted that the broader Lipper peer group consists of Pacific-oriented funds excluding Japan, which is too broad to be a useful peer group. A more limited peer group of funds with 50% or more of their assets in Korea shows the Fund ranked favorably above the average for those time periods.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund had exceeded the average performance of its peer group for the very short one-year and since inception periods, ranking first.

  The Trustees noted the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to the Advisor's analysis of relative performance and comparability of the peer groups than to standard data provided by Lipper, Inc. and Morningstar, Inc. The Trustees also gave more weight to each Fund's longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds' overall performance records. The Trustees also reviewed the Advisor's trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various Funds and the Advisor's consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection.

  The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees discussed the Advisor's ongoing investment in its business and personnel, which is an acceptable way for the Funds

100 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

to share indirectly in realizing economies of scale. The Trustees considered the personnel, technology and other infrastructure investments by the Advisor that could be expected to benefit shareholders. The Trustees also recognize that, in 2008 and early 2009, the Funds' economies of scale had diminished as total assets declined, but that market conditions and asset growth improved later in 2009 and dramatically in 2010, which was consistent with industry-wide trends. The Trustees concluded that the current fee structure enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale, and continues to be appropriate given the size and objectives of the Funds. In addition to some further economies of scale in expenses as assets have grown, based on discussions with the Independent Trustees during the renewal process, the Advisor later agreed to provide an additional fee reduction breakpoint under its Administration and Shareholder Services Agreement, which has the effect of further sharing those economies.

  The costs of the services provided by the Advisor and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund's relevant peer group. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than the relevant peer group averages. Also, the total expense ratios paid by investors in the Funds, which are most representative of an investor's net experience, were also very competitive, with all but the newest (Small Companies) Fund ranking below the peer group averages.

For each of Matthews Korea Fund, Matthews India Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asia Science and Technology Fund, Matthews Asian Growth and Income Fund and Matthews Asia Dividend Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement fee rates (which include transfer agent and custodian fees) are all lower than most of the funds in each Fund's peer group.

For Matthews Pacific Tiger Fund, the Trustees noted that the gross advisory fee rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are lower than most of the funds in that Fund's peer group while the gross management fee (including administration) rate is slightly higher than the average of the Fund's peer group.

For Matthews Asia Pacific Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are all lower than most of the funds in that Fund's peer group.

For Matthews Asia Small Companies Fund, the Trustees noted that the gross advisory fee rate and actual advisory fees are higher that the peer group funds, and its total expense ratio are above median of the Fund's peer group, which in part is the result of its relatively recent inception, but its actual non-management fee rates (which include transfer agent and custodian fees) are slightly below the Fund's peer group. The Trustees expect that the Fund's comparative position should improve as the Fund grows.

The Trustees also compared the Advisor's advisory fees with those of the Advisor's separate accounts and other investment products, noting that the Funds' advisory expenses were not disadvantageous (not being substantially higher than the separate accounts' rates). Total expenses appeared to be appropriate in comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted the Advisor's efforts in early in recent years had resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced custodian expenses, and (c) reduced transfer agency fees. The Trustees also observed the generally lower commission rates enjoyed by the Funds. The Trustees concluded that the Advisor's advisory fee ratio and the Funds' expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

  The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Trustees noted that the

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Approval of Investment Advisory Agreement (Unaudited) (continued)

Advisor's pretax profit margin appeared to be reasonable in relation to other advisors. The Trustees also noted that the Advisor appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for the Advisor, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with declines in asset levels in some prior years, declines in profitability could be expected, but also noted the continued expenditures on information technology and personnel. The Trustees expect that profitability will continue to improve as asset levels continue to grow. The Trustees further noted that the Advisor's continued upgrading of its trading, research, compliance, disaster recovery and other technological systems should increase the Advisor's capacity, speed and reliability in providing services to the Funds as they grow, which further supports the long-term viability of the Funds and the Advisor. The Trustees also considered that the additional benefits derived by the Advisor from its relationship with the Funds are limited solely to research benefits received in exchange for "soft dollars." After such review, the Trustees determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides to the Funds.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that the Advisor provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund's shareholders received and would receive reasonable value in return for the advisory fees paid. The Board agreed that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of the Funds and their shareholders. The Independent Trustees concluded separately that continuance of the Advisory Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by the Advisor, and the competitive expense structure, and that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or the Advisor upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

102 MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds' website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GEOFFREY H. BOBROFF Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	11	None

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Strategic Financial Literacy, Inc. (since 1995); Adjunct Professor, Columbia Graduate School of Business (since 2000); Faculty, General Electric John F. Welch Leadership Development Center (since 2000); Executive Education Lecturer, Center for Executive Education, Haas School of Business, UC Berkeley (since 1994); Visiting Assistant Professor, Stanford Graduate School of Business (2000); Assistant Professor, University of Chicago Graduate School of Business (1995-2000); Assistant Professor, Haas School of Business, UC Berkeley (1988-1995).	11	None

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); and Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc.	11	None

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Partner, Essential Investment Partners, LLC (since 2009); President, Essential Advisers Inc. (since 2000); Managing Partner, JZ Partners LLC (since 1998).	11	Independent Chairman of the Board of Trustees, DCA Total Return Fund (since 2005) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Independent Trustee, ICON Funds (2002–2007) (17 Portfolios); Independent Director, Wasatch Funds (2002–2004) (10 Portfolios).

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs; Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	11	Director (2000–2006), iShares Fund Complex, consisting of iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios) managed by Barclays Global Investors; Trustee (2001–2006), Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 Portfolios); Independent Trustee, Matthews Asia Funds (1994–2006) (9 Portfolios).

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director and Portfolio Manager (Since 2009), Chairman and Portfolio Manager (1991–2009), Chief Investment Officer (1991–2007), Matthews International Capital Management, LLC; President of the Funds (1994–2007).	11	Director, Matthews Asian Selections Funds Plc (1 Portfolio).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 President	Since 2008	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews International Capital Management, LLC; Partner (2002–2007), Deloitte & Touche, LLP.	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (3 Portfolios).

ROBERT J. HORROCKS, PHD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (Since 2009), Director of Research (2008–2009), Matthews International Capital Management, LLC; Head of Research, Mirae Asset Management (2006–2008); Chief Investment Officer, Everbright Pramerica (2003–2006).	None

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews International Capital Management, LLC; Chief Operating Officer, Treasurer and Chief Compliance Officer, Forward Management LLC (1998–2004).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (3 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews International Capital Management, LLC.	None

TIMOTHY B. PARKER Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008	General Counsel (since 2005), Matthews International Capital Management, LLC; Partner, Kirkpatrick & Lockhart Nicholson Graham LLP (2003–2005); Global Head of Compliance and Risk Management, Allianz Dresdner Asset Management (2001–2003); Managing Director, RCM Global Investors (1993–2001).	Director, Matthews Asia Funds S.I.C.A.V. (3 Portfolios).

MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC (since 2005); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments (2001–2005).	None

1  Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2  This trustee is considered an "interested person" of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the Advisor.

104 MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA 105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

© 2011 Matthews Asia Funds  AR-1210-310M

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)   The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)   As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)   Prof. Shibano is an Adjunct Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center.  He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales.  He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation.

Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure.  Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs.  Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm.  He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc.  He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers.  Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc.  Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant.  Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee.  Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds.  He has served on the audit committees of mutual fund boards since 2002.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.  Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $280,800 in 2009 and $297,278 in 2010.

Audit-Related Fees

(b)   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2010.

Tax Fees

(c)   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $69,113 in 2009 and $78,210 in 2010. Tax fees include services provided by PWC for tax return preparations.

All Other Fees

(d)   The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.

(e)(1)    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements.  Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)            The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)           The Audit Committee shall establish policies and procedures governing the Auditor’s  engagement.  Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements.  Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if:  (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons.  With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception:  The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $96,663 for fiscal year ended December 31, 2009 and $129,644 for the fiscal year ended December 31, 2010.

(h)   The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)       Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)       Not applicable.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Matthews International Funds

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 7, 2011

By (Signature and Title)*		/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 7, 2011

* Print the name and title of each signing officer under his or her signature.